TIFF                                                PROSPECTUS
INVESTMENT
PROGRAM, INC.                                       April 30, 1998
==============================================================

Including These Funds:                      Available through:
TIFF Multi-Asset Fund                Foundation Advisers, Inc.
TIFF International Equity Fund                   2405 Ivy Road
TIFF Emerging Markets Fund          Charlottesville, VA  22903
TIFF U.S. Equity Fund
TIFF Bond Fund                            phone (804) 984-0084
TIFF Short-Term Fund                        fax (804) 977-4479

==============================================================


TIFF Investment Program, Inc. ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders ("Members") by making available to them a series of investment vehicles (the "Funds"), each with its own investment objective and policies. The Funds are available exclusively to foundations and other 501(c)(3) organizations except educational endowments (see ELIGIBLE INVESTORS). The Funds and their Adviser, Foundation Advisers, Inc. ("FAI"), have been organized by a nationwide network of foundations. FAI is a non-stock corporation, no part of the earnings of which may inure to any private individual or corporation. FAI is responsible for selecting Money Managers for each Fund and for allocating Fund assets among these Money Managers, subject to the approval of TIP's board of directors. With the exception of FAI's President, all FAI and TIP directors serve as unpaid volunteers. Because FAI does not seek to earn a profit, it may waive a portion of its fees from time to time.

The Funds currently available are: (1) TIFF Multi-Asset Fund ("Multi-Asset Fund"); (2) TIFF International Equity Fund ("International Equity Fund"); (3) TIFF Emerging Markets Fund ("Emerging Markets Fund"); (4) TIFF U.S. Equity Fund ("U.S. Equity Fund"); (5) TIFF Bond Fund ("Bond Fund"); and (6) TIFF Short-Term Fund ("Short-Term Fund"). With the exception of the Short-Term Fund, which is designed primarily as a vehicle for investment of funds that Members intend to spend or distribute within one year, the Funds are intended as vehicles for the implementation of long-term asset allocation policies.

Shares of each Fund may be purchased through FAI as a branch office of TIP's distributor, AMT Capital Services, Inc. The minimum initial investment in each Fund is $100,000, with the exception of the Short-Term Fund which has a minimum initial investment of $50,000. The minimum for subsequent purchases and exchanges among Funds is $5,000. Because of the nature of certain investments made by the Multi-Asset, International Equity, and Emerging Markets Funds, shares of these Funds are available only to investors who invest at least $500,000 in TIP or whose net worth exceeds $1 million. This Prospectus sets forth concisely the information about the Funds that a prospective Member should know before investing. Additional information about TIP is contained in the Statement of Additional Information dated April 30, 1998, which has been filed with the Securities and Exchange Commission (the "Commission"), and which can be obtained without charge by contacting FAI at the address and telephone number above. The Statement of Additional Information is incorporated herein by reference. This Prospectus should be read carefully and retained for future reference.


==============================================================
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                    CONTENTS
============================================================================


HIGHLIGHTS..................................................................3

FEES AND ANNUAL FUND OPERATING EXPENSES.....................................5

FINANCIAL HIGHLIGHTS........................................................7

TIP's ORIGINS AND MISSION...................................................8

ELIGIBLE INVESTORS.........................................................10

MANAGEMENT AND ADMINISTRATION OF THE FUNDS.................................10

MONEY MANAGERS.............................................................15

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS.......... ...............18

POLICY IMPLEMENTATION AND RISKS............................................25

PURCHASES AND REDEMPTIONS..................................................42

DIVIDENDS AND DISTRIBUTIONS................................................45

TAX CONSIDERATIONS.......................................... ..............46

MEMBER VOTING RIGHTS AND PROCEDURES........................................47

PERFORMANCE AND EXPENSE INFORMATION........................................47

MEMBER INQUIRIES...........................................................48



MONEY MANAGER AND COMMINGLED INVESTMENT VEHICLE PROFILES...........APPENDIX A

SERVICE PROVIDER PROFILES..........................................APPENDIX B

DESCRIPTION OF INDICES.............................................APPENDIX C

QUALITY RATINGS....................................................APPENDIX D

================================================================================







                                   HIGHLIGHTS
==============================================================================

TIP'S ORIGINS AND MISSION. TIP seeks to fulfill its Mission of improving the net investment returns of grantmaking foundations and other 501(c)(3) organizations by providing a series of no-load open-end mutual funds to its Members on an economical and convenient basis. The Funds seek to provide eligible organizations with multiple benefits, including:

o........The   opportunity  to  delegate   responsibility   for  certain  tasks,
especially those which are time- or data-intensive, to a group of investment professionals with significant experience investing eleemosynary assets. These tasks include vendor selection and monitoring and, with respect to the Multi-Asset Fund, the formulation of asset allocation policies and strategies that have the potential to produce real or inflation-adjusted returns sufficient to preserve the purchasing power of MembersO invested assets.

o........The  opportunity  to exploit more fully the economies of scale inherent in many aspects of investing. These potential economies of scale include enhanced diversification of assets across investment styles and money managers, enhanced access to money managers that might otherwise be unavailable due to account size minimums, and reduced investment-related expenses.

o........Monthly  statements  and  periodic  reports to Members  designed  to be responsive to the idiosyncratic needs of participating foundations, including especially private foundation tax requirements.

The Funds and their Adviser, Foundation Advisers, Inc., have been organized by a nationwide network of grantmaking foundations. FAI is a non-stock corporation, no part of the earnings of which may inure to any private individual or corporation. FAI is responsible for selecting Money Managers for each Fund and for allocating Fund assets among these Money Managers, subject to the approval of TIP's board of directors. All of TIP's and FAI's directors have extensive experience investing institutional assets and hold or have held senior investment-related positions at foundations, endowments, or other institutional funds. With the exception of FAI's President, all FAI and TIP directors serve as unpaid volunteers. PAGES 8-D9

ELIGIBLE INVESTORS are grantmaking foundations and other 501(c)(3) organizations except educational endowments. Because of the nature of certain investments made by the Multi-Asset, International Equity, and Emerging Markets Funds, shares of these Funds are available only to investors who invest at least $500,000 in TIP or whose net worth exceeds $1 million. PAGE 10

MEMBER VOTING RIGHTS AND PROCEDURES provide for ultimate Member control of the composition of TIP's board of directors and the Funds' fundamental investment objectives, policies, and restrictions. PAGE 47

PURCHASES AND REDEMPTIONS of shares include no sales loads or 12b-1 charges. However, there are transaction charges payable to the Funds (not to FAI or other service providers) on purchases ("entry fees") and redemptions ("exit fees") of shares of the Multi-Asset (0.75%), International Equity (0.75%), Emerging Markets (1.00%), and U.S. Equity (0.25%) Funds. Shares are offered and orders to purchase are accepted on each business day. Redemption of shares may be requested on any business day. PAGES 42-44

DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared daily and paid monthly by the Short-Term and Bond Funds; declared and paid quarterly by the U.S. Equity Fund; declared and paid semi-annually by the International Equity and Multi-Asset Funds; and declared and paid annually by the Emerging Markets Fund. All Funds declare distributions from net realized capital gains, if any, at least annually. PAGES 44-45


INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS apply to each Fund, and are summarized in the table on this page. While a Fund's performance objective serves an important function in monitoring the success of TIP's multi-manager approach over a full market cycle, the performance of each Fund compared to the specified index can be expected to vary from year to year. For these purposes, market cycle is defined as the period from the peak of one rising market to the peak of the next rising market, or the corresponding troughs of falling markets. The Funds will attempt to attain their performance objectives over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year). There can be no assurance that a Fund will attain its investment or performance objective. PAGES 19-25




Fund               Investment Objective                         Performance Objective

Multi-Asset        Provide  a  growing   stream  of  current    Produce an  inflation-adjusted  return of 5% or more over
                   income  and   appreciation  of  principal    the  long  term.  To  facilitate   assessment  of  active
                   that at least offsets inflation              strategies  employed by the Fund,  the Fund also measures
                                                                its performance  against the following  constructed index
                                                                annually  over a market  cycle net of all  expenses:  25%
                                                                Wilshire  5000 [U.S.]  Index;  25% MSCI All Country World
                                                                ex US Index;  20% Treasury  Bills plus 5% per annum;  10%
                                                                resource-related  sectors of MSCI World  Index (7% Energy
                                                                Sources  and  Equipment;  2% Gold  Mines;  1% Metals plus
                                                                Forest  Products  plus  Misc.   Materials);   15%  Lehman
                                                                Aggregate  Bond Index;  and 5% J.P.  Morgan Non-US
                                                                Government Bond Index

International      Provide  a  growing   stream  of  current    Outperform  the  MSCI  All  Country  World ex US Index (a
Equity             income  and   appreciation  of  principal    capitalization-weighted   index  of   non-U.S.   publicly
                   that at least offsets inflation              traded  common  stocks) by 1.00%  annually  over a market
                                                                cycle net of all expenses

Emerging Markets   Provide  appreciation  of principal  that    Outperform  the  MSCI  Emerging  Markets  Free  Index  (a
                   at least offsets inflation                   capitalization-weighted  index of common stocks  publicly
                                                                traded on selected  developing  foreign market exchanges)
                                                                by 1.00% annually over a market cycle net of all expenses

U.S. Equity        Provide  a  growing   stream  of  current    Outperform     the     Wilshire     5000     Index     (a
                   income  and   appreciation  of  principal    capitalization-weighted  index  of  all  publicly  traded
                   that at least offsets inflation              U.S.  stocks  for  which  price  quotations  are  readily
                                                                available)  by 0.75%  annually over a market cycle net of
                                                                all expenses

Bond               Provide:  (1) a hedge against  deflation;    Outperform   the   Lehman   Aggregate   Bond   Index   (a
                   and (2) a high  rate of  current  income,    market-weighted    index   of   publicly    traded   U.S.
                   subject  to   restrictions   designed  to    dollar-denominated  fixed  income  securities)  by  0.50%
                   ensure  liquidity and control exposure to    annually over a market cycle net of all expenses
                   interest rate and credit risk

Short-Term         Provide  a high rate of  current  income,    Outperform the Merrill Lynch 182-Day  Treasury Bill Index
                   subject  to   restrictions   designed  to    net of all expenses
                   control share price volatility





MANAGEMENT AND ADMINISTRATION OF THE FUNDS are provided by FAI and external Money Managers selected by it, subject to approval by TIP's board of directors. AMT Capital Services, Inc. ("AMT Capital"), a firm specializing in mutual fund administration and distribution, supervises the Funds' day-to-day operations other than portfolio management. Investors Bank & Trust Company serves as the Funds' Custodian and Fund Accounting Agent, Transfer Agent, and Dividend Disbursing Agent. Price Waterhouse LLP serves as the Funds' independent accountant. PAGES 10-D14



MONEY MANAGERS are selected by FAI in accordance with criteria that represent a synthesis of the experience of FAI's directors and officers. Money Managers have discretion to purchase and sell securities for their allocated portions of a Fund's assets. Money Managers are subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by TIP's board of directors and FAI; for commingled investment vehicles, the guidelines are typically developed by the vehicles' management and reviewed by TIP and FAI. Money Manager profiles appear in Appendix A. Not all Money Managers profiled in Appendix A will be employed at all times. Whether a given Money Manager is employed at a given time depends on a Fund's size, its projected growth rate, and FAI's perception of the relative attractiveness of the Money Manager's approach in light of prevailing market conditions. Although FAI is not expected to have a principal role in actively investing a Fund's assets, FAI is responsible for investing funds until they are allocated to a Money Manager. PAGES 16-19

POLICY IMPLEMENTATION AND RISKS describes the strategies, tactics, and types of investments that the Funds are permitted to employ and certain associated risks. Under normal market conditions, each Fund intends to be substantially fully invested in accordance with its investment objective and policies. Due to substantial differences in the securities in which they will primarily invest, the Funds may exhibit varying levels of volatility. No single Fund should be considered a complete investment program, and an investment in any Fund other than the Short-Term Fund should be regarded as a long-term commitment to be held through one or more market cycles. PAGES 25-43



FEES AND ANNUAL FUND OPERATING EXPENSES summarizes the fees to be paid by Members and the effect of these fees on a hypothetical $1,000 investment over time. Each Fund (except the Short-Term Fund)employs Money Managers whose fees are based on their performance relative to benchmarks deemed appropriate by TIP's directors in light of each Money Manager's investment approach. Consequently, each Fund's overall expense ratio may fluctuate over time.
PAGES 5-6






===============================================================================
                     FEES AND ANNUAL FUND OPERATING EXPENSES
===============================================================================

ILLUSTRATIONS. The table below illustrates the fees and expenses that a Member of TIP can expect to incur.


============================================================================================================================
                                           Multi-      International      Emerging        U.S.                    Short-
                                           Asset          Equity          Markets        Equity        Bond        Term
----------------------------------------------------------------------------------------------------------------============
Sales Loads
Sales Load on Purchases                     None           None             None          None         None        None
Sales Load on Reinvested Dividends          None           None             None          None         None        None
Deferred Sales Load                         None           None             None          None         None        None
Transaction Charges
Paid to Funds
(as percentage of transaction amount
Entry Fees on Purchases [a]                0.75%           0.75%           1.00%         0.25%         None        None
Exit Fees on Redemptions [a]               0.75%           0.75%           1.00%         0.25%         None        None
Exchange Fees [a]                          0.75%           0.75%           1.00%         0.25%         None        None
Annual Operating Expenses
(as percentage of average net assets)
Adviser Fees (Paid to FAI)                 0.20%           0.15%           0.15%         0.15%        0.10%        0.00%
Money Manager Fees [b]                     0.23%           0.75%           0.82%         0.36%        0.22%        0.08%

Administration Fees (Paid to AMT)          0.08%           0.05%           0.06%         0.05%        0.06%        0.05%
Custody Fees (Paid to IBT)                 0.16%           0.20%           0.42%         0.08%        0.13%        0.20%
Other Expenses [c]                         0.05%           0.06%           0.11%         0.06%        0.05%        0.02%
Total Operating Expenses                   0.72%           1.21%           1.56%         0.70%        0.56%        0.35%




EXAMPLE: EXPENSES PER $1,000 INVESTMENT. The table below illustrates the expenses that an investor would pay on each $1,000 increment of its investment over the indicated time periods, assuming (i) a 5% annual return, (ii) fees and expenses (including entry and exit fees) paid at the rates provided in the preceding tables, and (iii) reinvestment of all dividends and distributions. For a discussion of the performance-based Money Manager fees, see footnote [b] below.





============================================================================================================================
                                           Multi-      International      Emerging        U.S.                    Short-
                                           Asset          Equity          Markets        Equity        Bond        Term
----------------------------------------------------------------------------------------------------------------============
1 Year
With redemption at end of period            $23             $21             $36           $12           $6          $5
No redemption at end of period               15              20              26            10            6           5
3 Years
With redemption at end of period            $39             $54             $70           $28          $18          $15
No redemption at end of period               30              46              59            25           18           15
5 Years
With redemption at end of period            $56             $82             $106          $44          $31          $26
No redemption at end of period               47              74               94           41           31           26
10 Years
With redemption at end of period            $108           $164             $208          $93          $70          $59
No redemption at end of period                96            153              194           89           70           59



The purpose of the foregoing tables is to assist eligible organizations in understanding the various costs and expenses that they would bear directly or indirectly as Members of each Fund. These tables should not be considered representative of future expenses or performance. Actual operating expenses and annual returns may be greater or less than those shown.

[a] Entry and Exit Fees of Equity Funds. All Funds except the Bond and Short-Term Funds assess entry and exit fees that are paid directly to the Funds themselves, and not to FAI or other vendors supplying services to the Funds. These are not sales charges; they apply to initial investments in each Fund and all subsequent purchases, exchanges, or redemptions, but not to reinvested dividends or capital gains distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of shares of the Funds that assess such fees to Members actually making such purchases, exchanges, and redemptions rather than to the Funds' other Members. These fees are deducted automatically from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at the Adviser's discretion for transactions involving in-kind purchases and redemptions. See PURCHASES AND REDEMPTIONS.

[b] Money Manager Fees. The Money Manager fees as noted in the table are estimates for the current fiscal year. The portfolio management fees accrued by all Funds in the determination of daily net asset values are adjusted based on the performance of certain Money Managers relative to specified indices. On an annual basis the total fees payable to Money Managers that have agreed to performance-based fee arrangements are likely to range as suggested in the graphs furnished in Appendix A entitled MONEY MANAGER PROFILES and as described in the section of the Statement of Additional Information entitled PERFORMANCE-BASED FEES FOR MONEY MANAGERS. As described therein, total expenses of the Funds will depend in part on the Money Managers' performance (which cannot be estimated with any degree of certainty) and could be higher or lower than the estimated expenses shown in the table. Certain Money Managers receive asset-based fees not tied to performance. The Funds may also gain access to certain money managers via other commingled investment vehicles. The Funds will bear their pro rata share of management, performance, and other fees and expenses associated with investments in other commingled investment vehicles.

[c]      Other   Expenses.   This  category   includes  legal,
audit, and other miscellaneous Fund expenses, as estimated for the current fiscal year.


                              FINANCIAL HIGHLIGHTS
===============================================================================

The following audited financial information is contained in and should be read in conjunction with the audited financial statements including auditors report thereon, which are incorporated by reference in the Statement of Additional Information (available upon request without charge from TIP).

================================================================================

TIFF Multi-Asset Fund
                                                                   Year           Year        Period from
                                                                   Ended          Ended       3/31/95* to
For a share outstanding throughout each period                   12/31/97       12/31/96       12/31/95

Per Share Data
Net Asset Value, beginning of period                              $12.08         $11.13         $10.00

Income from investment operations
Net investment income                                               0.44           0.17           0.26
Net realized and unrealized gain                                    0.21           1.45           1.14
                                                                    ----           ----           ----
Total from investment operations                                    0.65           1.62           1.40

Less distributions from
Net investment income                                              (0.30)         (0.18)         (0.24)
Amounts in excess of net investment income                         (0.15)         (0.13)
Net realized gains                                                 (0.63)         (0.36)         (0.03)
                                                                   ------         ------         ------
Total distributions                                                (1.08)         (0.67)         (0.27)
                                                                   ------         ------         ------

Net asset value, end of period                                    $11.65         $12.08         $11.13
                                                                  ======         ======         ======
Total return (d)                                                   5.51%         14.72%          13.87%  (b)

Ratios/Supplemental Data
Net assets, end of period (000s)                                $382,317       $218,244         $92,630
Ratio of expenses to average net assets                            0.72%          1.03%           0.80%  (a)
Ratio of net investment income to average net assets               3.30%          1.99%           4.00%  (a)
Portfolio turnover                                               181.51%        100.66%          97.35%  (b)
Average commission rate per share (c)                            $0.0132        $0.0145              NA


(a) Annualized. (b) Not annualized. (c) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996. (d) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/exit fees. NA Not applicable. * Commencement of operations.


TIFF International Equity Fund

                                                               Year            Year           Year        Period from
                                                                Ended           Ended          Ended       5/31/94* to
For a share outstanding throughout each period                12/31/97        12/31/96       12/31/95       12/31/94

Per Share Data
Net Asset Value, beginning of period                           $12.19          $10.82          $9.98        $10.00

Income from investment operations
Net investment income                                            0.17            0.10           0.15          0.05
Net realized and unrealized gain (loss)                         (0.06)           1.62           0.83          0.06
                                                                ------           ----           ----          ----
Total from investment operations                                 0.11            1.72           0.98          0.11

Less distributions from
Net investment income                                           (0.16)          (0.09)         (0.14)        (0.04)
Amounts in excess of net investment income                      (0.09)                                       (0.01)
Net realized gains                                              (0.28)          (0.26)
Amounts in excess of net realized gains                           .               .              .           (0.08)
                                                                ------          ------          -----        ------
Total distributions                                             (0.53)          (0.35)         (0.14)        (0.13)
                                                                ------          ------         ------        ------

Net asset value, end of period                                 $11.77          $12.19         $10.82         $9.98
                                                               ======          ======         ======         =====
Total return (e)                                                 0.91%         15.94%          9.85%          0.98%  (b)(c)

Ratios/Supplemental Data
Net assets, end of period (000s)                              $241,072       $219,458       $155,422        $89,309
Ratio of expenses to average net assets                          1.21%          1.11%          1.05%          1.08%  (a)
Ratio of expenses to average net assets before expense waivers                  1.21%          1.11%          1.05%
1.27%                                              (a)
Ratio of net investment income to average net assets             0.72%          0.91%          1.48%          0.95%  (a)
Portfolio turnover                                              25.55%         32.40%         32.91%         14.71%  (b)
Average commission rate per share (d)                          $0.0070        $0.0095             NA             NA


 (a) Annualized. (b) Not annualized. (c) Total return would have been lower had certain expenses not been waived or reimbursed. (d) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996. (e) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/exit fees. NA Not applicable. * Commencement of operations.


TIFF Emerging Markets Fund

                                                                Year            Year           Year        Period from
                                                                Ended           Ended          Ended       5/31/94* to
For a share outstanding throughout each period                12/31/97        12/31/96       12/31/95       12/31/94

Per Share Data
Net Asset Value, beginning of period                            $8.63           $8.45          $9.24        $10.00

Income from investment operations
Net investment income                                            0.33            0.01                         0.01
Net realized and unrealized gain (loss)                         (0.36)           0.21          (0.79)        (0.71)
                                                                ------           ----          ------        ------
Total from investment operations                                (0.03)           0.22          (0.79)        (0.70)

Less distributions from
Net investment income                                           (0.24)          (0.04)         (0.00)  #     (0.01)
Amounts in excess of net investment income                      (0.27)          (0.00) #       (0.00)  #
Net realized gains                                                              (0.00) #
Amounts in excess of net realized gains                           .               .            (0.00)  #     (0.05)
                                                                 -----           -----         ------        ------
Total distributions                                             (0.51)          (0.04)         (0.00)  #     (0.06)
                                                                ------          ------         ------        ------

Net asset value, end of period                                  $8.09           $8.63          $8.45         $9.24
                                                                =====           =====          =====         =====
Total return (e)                                               (0.40%)          2.51%        (8.39%)        (6.97%)  (b)(c)

Ratios/Supplemental Data
Net assets, end of period (000s)                               $83,836        $89,736        $59,486        $50,032
Ratio of expenses to average net assets                          1.56%          1.62%          2.35%          1.83%  (a)
Ratio of expenses to average net assets before expense waivers                  1.56%          1.62%          2.35%  (a)
2.25%                                              (a)
Ratio of net investment income to average net assets             0.95%          0.06%        (0.15%)          0.40%  (a)
Portfolio turnover                                              72.23%         79.96%        104.30%         26.37%  (b)
Average commission rate per share (d)                          $0.0013        $0.0095             NA             NA



 (a) Annualized. (b) Not annualized. (c) Total return would have been lower had certain expenses not been waived or reimbursed. (d) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996. (e) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/exit fees. NA Not applicable. * Commencement of operations. # Rounds to less than $0.01.



TIFF U.S. Equity Fund

                                                                Year            Year           Year        Period from
                                                                Ended           Ended          Ended       5/31/94* to
For a share outstanding throughout each period                12/31/97        12/31/96       12/31/95       12/31/94

Per Share Data
Net Asset Value, beginning of period                           $13.74          $12.36         $10.02        $10.00

Income from investment operations
Net investment income                                            0.50            0.20           0.20          0.15
Net realized and unrealized gain                                 3.94            2.52           3.37          0.19
                                                                 ----            ----           ----          ----
Total from investment operations                                 4.44            2.72           3.57          0.34

Less distributions from
Net investment income                                           (0.40)          (0.17)         (0.22)        (0.15)
Amounts in excess of net investment income                      (0.11)          (0.10)                       (0.00)  #
Net realized gains                                              (2.01)          (1.07)         (1.01)        (0.01)
Amounts in excess of net realized gains                           .               .              .           (0.16)
                                                                 -----           -----           -----       ------
Total distributions                                             (2.52)          (1.34)         (1.23)        (0.32)
                                                                ------          ------         ------        ------

Net asset value, end of period                                 $15.66          $13.74         $12.36        $10.02
                                                               ======          ======         ======        ======
Total return (e)                                                33.01%         21.91%         36.02%          3.49%  (b)(c)

Ratios/Supplemental Data
Net assets, end of period (000s)                              $255,714       $176,797       $109,901        $58,173
Ratio of expenses to average net assets                          0.70%          0.82%          0.93%          0.85%  (a)
Ratio of expenses to average net assets before expense waivers                  0.70%          0.82%          0.93%
1.06%                                              (a)
Ratio of net investment income to average net assets             1.34%          1.41%          1.67%          2.52%  (a)
Portfolio turnover                                             108.52%        105.18%        109.89%         44.59%  (b)
Average commission rate per share (d)                          $0.0301        $0.0275             NA             NA


 (a) Annualized. (b) Not annualized. (c) Total return would have been lower had certain expenses not been waived or reimbursed. (d) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996. (e) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/exit fees. NA Not applicable. * Commencement of operations. # Rounds to less than $0.01.




TIFF Bond Fund

                                                                Year            Year           Year        Period from
                                                                Ended           Ended          Ended       5/31/94* to
For a share outstanding throughout each period                12/31/97        12/31/96       12/31/95       12/31/94

Per Share Data
Net Asset Value, beginning of period                           $10.06          $10.33          $9.68        $10.00

Income from investment operations
Net investment income                                            0.64            0.67           0.67          0.36
Net realized and unrealized gain                                 0.27           (0.27)          1.01         (0.32)
                                                                 ----           ------          ----         ------
Total from investment operations                                 0.91            0.40           1.68          0.04

Less distributions from
Net investment income                                           (0.64)          (0.67)         (0.66)        (0.36)
Amounts in excess of net investment income                      (0.01)          (0.00) #       (0.01)        (0.00)  #
Net realized gains                                              (0.08)            .            (0.36)          .
                                                                ------           ----          ------         ----
Total distributions                                             (0.73)          (0.67)         (1.03)        (0.36)
                                                                ------          ------         ------        ------

Net asset value, end of period                                 $10.24          $10.06         $10.33         $9.68
                                                               ======          ======         ======         =====
Total return                                                     9.35%          3.75%         18.07%          0.46%  (b)(c)

Ratios/Supplemental Data
Net assets, end of period (000s)                              $173,352       $127,491        $91,072        $79,671
Ratio of expenses to average net assets                          0.56%          0.58%          0.96%          0.62%  (a)
Ratio of expenses to average net assets before expense waivers                  0.56%          0.58%          0.96%
0.94%                                              (a)
Ratio of net investment income to average net assets             6.41%          6.64%          6.34%          6.37%  (a)
Portfolio turnover                                             398.16%        332.21%        406.24%        162.06%  (b)


 (a) Annualized. (b) Not annualized. (c) Total return would have been lower had certain expenses not been waived or reimbursed. (d) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry/exit fees. * Commencement of operations.
# Rounds to less than $0.01.


TIFF Short-Term Fund

                                                                Year            Year           Year        Period from
                                                                Ended           Ended          Ended       5/31/94* to
For a share outstanding throughout each period                12/31/97        12/31/96       12/31/95       12/31/94

Per Share Data
Net Asset Value, beginning of period                            $9.99          $10.01         $10.00        $10.00

Income from investment operations
Net investment income                                            0.54            0.54           0.58          0.28
Net realized and unrealized gain                                (0.02)          (0.02)          0.05          0.02
                                                                ------          ------          ----          ----
Total from investment operations                                 0.52            0.52           0.63          0.30

Less distributions from
Net investment income                                           (0.55)          (0.54)         (0.58)        (0.28)
Amounts in excess of net investment income                      (0.01)          (0.00) #       (0.00)  #     (0.00)  #
Net realized gains                                                                             (0.04)        (0.01)
Net realized gains                                                .               .            (0.00)  #     (0.01)
                                                                 ----            ----          ------        ------
Total distributions                                             (0.56)          (0.54)         (0.62)        (0.30)
                                                                ------          ------         ------        ------

Net asset value, end of period                                  $9.95           $9.99         $10.01        $10.00
                                                                =====           =====         ======        ======
Total return (c)                                                 5.30%          5.28%          6.43%          3.10%  (b)

Ratios/Supplemental Data
Net assets, end of period (000s)                               $34,431        $63,470        $96,580        $34,283
Ratio of expenses to average net assets                          0.47%          0.36%          0.42%          0.40%  (a)
Ratio of expenses to average net assets before expense waivers                  0.56%          0.47%          0.54%
1.72%                                              (a)
Ratio of net investment income to average net assets             5.53%          5.35%          5.67%          4.98%  (a)


 (a) Annualized. (b) Not annualized. (c) Total return would have been lower had certain expenses not been waived or reimbursed. * Commencement of operations. # Rounds to less than $0.01.


===============================================================================
                            TIP'S ORIGINS AND MISSION
===============================================================================

TIP'S ORIGINS. TIFF Investment Program, Inc. is a no-load, non-diversified, open-end management investment company that seeks to improve the net investment returns of its Members by making available to them a series of investment vehicles, each with its own investment objective and policies. The Funds are open exclusively to foundations and other 501(c)(3) organizations except educational endowments (see ELIGIBLE INVESTORS). The Funds are advised by Foundation Advisers, Inc., a non-stock corporation, no part of the earnings of which may inure to any private individual or corporation. FAI is responsible for selecting Money Managers for each Fund and for allocating Fund assets among the Money Managers, subject to the approval of TIP's board of directors. TIP and FAI were organized by The Investment Fund for Foundations ("TIFF"), a tax-exempt, not-for-profit, member-controlled organization dedicated to enhancing foundations' investment returns. TIFF was established by grantmaking foundations. Although certain members of TIFF's board of trustees serve as directors of TIP and FAI, TIFF does not exercise control over TIP. The directors of TIP are elected by the Members of the Funds described in this Prospectus. TIFF has provided financial support to FAI in the form of approximately $200,000 in cash payments to FAI to finance legal fees, FAI staff salaries and other expenses associated with TIP's establishment. FAI is a director-controlled corporation and a majority of its directors are not affiliated persons or interested persons of TIFF as those terms are defined in the Investment Company Act of 1940 (the "1940 Act").

TIFF has agreed (but not irrevocably) to permit TIP to use the acronym "TIFF" in its name as an expression of support for TIP's programs and policies. TIFF's revocation of the right to use this acronym would compel TIP to adopt a new legal name, and the withdrawal of TIFF's endorsement of the Funds could also produce a large volume of redemption requests that could impair the net asset value of shares held by remaining Members. The decision to use the acronym "TIFF" reflects a decision by TIP's directors that the advantages of doing so outweigh the risks associated with the potential revocation of this privilege. This decision in turn reflects the directors' belief that TIFF is unlikely to withdraw its endorsement of the Funds unless TIP ceases pursuing TIP's Mission as described herein.

INVESTMENT EXPERIENCE OF DIRECTORS. All of TIP's and FAI's directors have extensive experience investing institutional assets and hold or have held senior investment-related positions at foundations, endowments, or other institutional funds. Collectively, members of TIP's and FAI's boards have over 250 years of experience supervising institutional funds and are employed by or serve as trustees of 50 endowed institutions with aggregate assets exceeding $15 billion.

TIP'S MISSION. The Funds seek to provide Members with a number of benefits, including:

o The opportunity to delegate responsibility for certain tasks, especially those which are time- or data-intensive, to a group of investment professionals with significant experience investing eleemosynary assets. These tasks include vendor selection and monitoring and, with respect to the Multi-Asset Fund, the formulation of asset allocation policies and strategies that have the potential to produce real or inflation-adjusted returns sufficient to preserve the purchasing power of Members' invested assets.

o The opportunity to exploit more fully the economies of scale inherent in many aspects of investing. These potential economies of scale include enhanced diversification of assets across investment styles and Money Managers, enhanced access to Money Managers that might otherwise be unavailable due to account size minimums, and reduced investment-related expenses.

o Monthly statements and periodic reports to Members designed to be responsive to the idiosyncratic needs of participating foundations, including especially private foundation tax requirements.

MULTI-MANAGER STRUCTURE. With the exception of the Short-Term Fund, each TIFF Fund employs multiple Money Managers. The directors of TIP and FAI believe that some Money Managers potentially are able to achieve superior investment returns within selected asset classes and investment sectors. FAI seeks to facilitate the attainment of each Fund's investment and performance objectives by allocating a portion of a Fund's assets to a number of Money Managers, each of whom is employed to specialize in a particular market sector or to utilize a particular investment style. The amount of assets that FAI allocates to a Money Manager may be based, in part, on the weighting of the particular sector in which the Money Manager specializes in the Fund's performance benchmark index.

Although currently it is anticipated that each of the Money Managers listed in Appendix A will actively manage a portion of a Fund's assets, FAI may adjust the allocation of a Fund's assets among its Money Managers.



ADDITIONAL INFORMATION ABOUT TIP. TIP was established under Maryland law on December 23, 1993. TIP's Articles of Incorporation authorize issuance of shares in series evidencing ownership of separate Funds and permit new series of shares evidencing new Funds in addition to the six Funds that are described in this Prospectus. TIP bears all of its own expenses, such as: advisory fees; Money Manager fees; administration fees; custody and fund accounting agent fees and expenses; transfer agent and dividend disbursing agent fees and expenses; legal and auditing fees; expenses of preparing and printing Member reports; registration fees and expenses; and proxy and annual Member meeting expenses, if any. A portion of the costs incurred by TIP in connection with the organization and initial registration of shares are being amortized on a straight-line basis over a sixty-month period. The unamortized balance of organizational expenses at December 31, 1997 was $19,335.


==============================================================
                      ELIGIBLE INVESTORS
==============================================================

ELIGIBILITY CRITERIA. Investment in TIP is available to organizations that: (1) are organized and operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation; (2) qualify for exemption from federal income taxes under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"); and (3) are not eligible to invest through The Common Fund for educational endowments. Eligible organizations include:

Private  Foundations:  Private (including  corporate)  foundations as defined in
Section 509(a) of the Code that are required to file Form 990-PF annually are eligible to invest in TIP.

Community Foundations: Community foundations that qualify for membership in the Council on Foundations (whether or not the organization is actually a member of the Council) are eligible to invest in TIP. A list of these qualifications is available upon request from FAI or the Council on Foundations.

Other    501(c)(3)     Organizations:     Other     non-profit
organizations   (except  educational   endowments)  that  have
received a letter of exemption under Section 501(c)(3) of the Code are eligible to invest in TIP.

The Funds are also open to (a) non-U.S.-based charitable organizations that have received 501(c)(3) equivalency certificates from the Internal Revenue Service and (b) so-called planned giving or split interest assets of eligible organizations. In order to be eligible, at least part of the income or principal of such assets must be owned irrevocably by an eligible organization, and the organization must have legal control over the securities or vehicles in which such assets are invested. In addition, FAI employees are eligible to invest in the TIFF Funds.

ACCREDITED INVESTORS. Because of the nature of certain investments made by the Multi-Asset, International Equity, and Emerging Markets Funds, shares of these Funds are available only to investors who invest at least $500,000 in TIP or whose net worth exceeds $1 million.

Organizations wishing to confirm their eligibility should contact FAI at 804-984-0084.

ACCOUNT APPLICATION. An organization interested in investing in TIP must complete an Account Application and furnish a copy of its letter of determination of exempt status from the IRS. Organizations admitted as Members of TIP that are subsequently determined to be ineligible will be asked to redeem all shares that they hold in all TIP Funds.
==============================================================




          MANAGEMENT AND ADMINISTRATION OF THE FUNDS
==============================================================

DIRECTORS AND OFFICERS OF TIP AND FAI. FAI is  responsible  for selecting  Money
Managers for each Fund and for allocating Fund assets among these Money Managers, subject to the approval of TIP's board of directors. TIP's board of directors is responsible for the overall management and supervision of TIP. Individuals currently serving as directors or officers of TIP and FAI are identified below. In the table, an asterisk (*) has been placed next to the names of the two members of TIP's board of directors who are "interested persons" in TIP, as such term is defined in the 1940 Act, by virtue of their affiliations with FAI (the Funds' Adviser and exclusive Distributor).

Selection Process. Initial members of the boards of FAI and TIP were selected by the board of trustees of The Investment Fund for Foundations. TIP's directors are subject to election by the Funds' Members (see MEMBER VOTING RIGHTS AND PROCEDURES). Pursuant to FAI's organizing documents, FAI's directors are elected in accordance with procedures designed to ensure that FAI's directors, officers, and employees remain responsive to the needs of foundations eligible to invest through TIP.



                                                 TIP                                             FAI
                                    Directors             Officers                  Directors             Officers
--------------------------------------------------------------------------------------------------==========================

Unpaid Directors
Sheryl L. Johns                       Chair
William F. Nichols                  Director                                         Director
Fred B. Renwick                     Director
John E. Craig*                      Director                                         Director
Gregory D. Curtis                                                                    Director
Alice W. Handy                                                                       Director
Robert A. Kasdin                                                                     Director
John G. Mebane                                                                        Chair
Jack R. Meyer                                                                        Director
Nina F. Scherago                                                                     Director
Ann B. Sloane                                                                        Director
David F. Swensen                                                                     Director
Jeffrey Tarrant                                                                      Director
Arthur Williams III                                                                  Director
Officers and
Paid Directors
David A. Salem*                     Director              President                  Director             President
Esther L. Cash                                    Vice President/Secretary                            Mng Dir/Sec/Treas
Thomas N. Felker                                                                                      Managing Director
Meredith A. Shuwall                                                                                   Managing Director
William E. Vastardis                                      Treasurer
Carla E. Dearing                                     Assistant Treasurer


Biographies of Unpaid Directors

* John E. Craig, Jr. is Executive Vice President and Treasurer of The Commonwealth Fund, One East 75th Street, New York, NY, 10021, where he oversees assets exceeding $500 million. Mr. Craig was formerly Assistant Director of the John A. Hartford Foundation. He chairs the board of the Non-Profit Coordinating Committee of New York, chairs the Investment Committee of the Social Science Research Council, and is a member of the board of the Greenwall Foundation and the Picker Institute. He is chair of the board of The Investment Fund for Foundations.

Gregory  D.  Curtis  is  President  of  Greycourt  & Co.,  607  College  Street,
Pittsburgh, PA, 15232, an investment consulting firm. Mr. Curtis was formerly President of the Laurel Foundation and C.S. May Associates, a diversified investment and financial services firm. He is a trustee of Artists & Cities, the Center for the Study of Community, the Contemporary Arts Stabilization Trust, and St. JohnOs College. He is also a director of several for-profit corporations.

Alice W. Handy is Treasurer of the University of Virginia, Box 9012, Charlottesville, VA, 22906, which has endowment assets exceeding $900 million. Ms. Handy was formerly Treasurer of the Commonwealth of Virginia. She chairs the Investment Advisory Committee of the Virginia Retirement System and is a member of the board of First Union Bank of Virginia.

Sheryl L. Johns is Vice President, Treasurer, and Chief Financial Officer of Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX, 77002, a private foundation with assets exceeding $1 billion. She was formerly a manager with the accounting firm of Ernst & Young. Ms. Johns is a Certified Management Accountant as well as a Certified Public Accountant. She serves on the Budget and Finance Committee and Executive Committee of the Conference of Southwest Foundations, as a trustee of The Investment Fund for Foundations, and as chair of the TIFF Investment Program, Inc.



Robert A. Kasdin is Treasurer and Chief Financial Officer of The University of Michigan, 503 Thompson Street, Ann Arbor, MI, 48109. Mr. Kasdin was formerly Treasurer and Chief Investment Officer of The Metropolitan Museum of Art and Vice President and General Counsel of the Princeton University Investment Company. He is a member of the Finance Committee of the Rockefeller Brothers Fund and of the Board of Directors of the Institute for Ecosystem Studies.


John G. Mebane, Jr. is Chief Investment Officer of The Duke Endowment, 100 North Tryon Street, Charlotte, NC, 28202, a private foundation with assets exceeding $1.9 billion. He was formerly Vice President and Manager of Personal Trust Portfolio Management at Wachovia Bank in Winston-Salem, NC. He serves as president of the Christ Episcopal Church Foundation, on the Investment Committee of the Episcopal Diocese of North Carolina, as a trustee of the Mary Duke Biddle Foundation, and chairs the board of Foundations Advisers, Inc. He is a Chartered Financial Analyst.

Jack R. Meyer is President and Chief Executive Officer of Harvard Management Company (HMC), 600 Atlantic Avenue, Boston, MA, 02110. HMC is the endowment management subsidiary of Harvard University, which has endowment assets exceeding $9 billion. Mr. Meyer was formerly Treasurer and Chief Investment Officer of the Rockefeller Foundation, Deputy Comptroller of New York City, and a Director of the Investor Responsibility Research Center.

William F. Nichols is Treasurer of the William and Flora Hewlett Foundation, 525 Middlefield Road #200, Menlo Park, CA, 94025, which has assets exceeding $1.8 billion. He is also Treasurer and a trustee of Channing House.

Fred B. Renwick is Professor of Finance at the Leonard M. Stern School of Business, New York University, 44 West 4th Street, Suite 9-190, New York, NY, 10012. Professor Renwick is chair of the Finance Committee of Morehouse College and chair of the Investment Committees of the American Bible Society and Wartburg Home Foundation. He was formerly Vice Chair of the board of Pensions of the Evangelical Lutheran Church of America.

Nina F. Scherago is Director of Private Investments of the Howard Hughes Medical Institute, 4000 Jones Bridge Road, Chevy Chase, MD, 20815, where she oversees a private investment portfolio of approximately $1.2 billion. Ms. Scherago was formerly with the investment banking firm of Alex Brown & Sons. She is a Chartered Financial Analyst.

Ann Brownell Sloane is President of Sloane & Hinshaw, 165 East 72nd Street, New York, NY, 10021, a firm that furnishes strategic, financial planning and management services to foundations and other tax-exempt grantmaking organizations. Ms. Sloane is a former trustee of Swarthmore College, and continues as a member for 20 years of the Investment Committee of its Board of Managers.

David F. Swensen is Chief Investment Officer of Yale University, 230 Prospect Street, New Haven, CT, 06511, which has assets exceeding $5.3 billion. Mr.
Swensen was formerly an Associate at Salomon Brothers and a Senior Vice President at Lehman Brothers. He is a lecturer in Yale College, Management Fellow at YaleOs School of Management, and serves as a trustee of The Carnegie Institution of Washington. He is a member of the Investment Advisory Committees of the Carnegie Corporation, Edna McConnell Clark Foundation, and Howard Hughes Medical Institute.

Jeffrey Tarrant is President of Arista Group, Inc., 712 Fifth Avenue, New York, NY, 10019, an investment advisory firm advising the Sidney Kimmel Foundation and the Kimmel family private portfolio. He was formerly President of Thurn und
Taxis of America, Inc. and manager of the Thurn und Taxis family capital portfolio (Regensburg, Germany).

Arthur Williams III is President of Pine Grove Associates, Inc., 382 Springfield Avenue, Summit, NJ, 07901, a consulting and asset management firm providing services to high net worth families and institutions. He is former Director of Retirement Plan Investments and other investment programs for McKinsey & Company, Inc. He is the author of Managing Your Investment Manager and a member of the Nominating Committee of the Institute for Quantitative Research in Finance. He also serves as trustee for a number of families.

Biographies of Officers

Esther L. Cash is Managing Director of Foundation Advisers Inc., 2405 Ivy Road, Charlottesville, VA, 22903, and Managing Director of The Investment Fund for Foundations. Prior to joining FAI, Ms. Cash was employed by Grantham, Mayo, Van Otterloo & Co. ("GMO"), where her responsibilities included operations, investment research, asset allocation, regulatory compliance, and communications for GMO's institutional mutual funds. Prior to joining GMO, she was employed by Cambridge Associates, Inc., where she was involved in systems design, research, and consulting.

Carla E. Dearing is President and co-founder of AMT Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, NY, 10020. (For a description of AMT Capital, see SERVICE
PROVIDER PROFILES.)   Ms.   Dearing  was   formerly  a  Vice
President of Morgan Stanley & Co. where her responsibilities included product planning and development for Morgan Stanley Capital International (MSCI).

Thomas N. Felker is Managing Director of Foundation Advisers Inc., 2405 Ivy Road, Charlottesville, VA, 22903, and Managing Director of The Investment Fund for Foundations. Prior to joining FAI, Mr. Felker was head of pension investments for Fort James Corporation, where his responsibilities included formulating investment policy and evaluating money managers. Prior to joining Fort James, Mr. Felker was a tax manager and auditor at Ernst & Young.

* David A. Salem is President of Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903, and President and Chief Executive Officer of The Investment Fund for Foundations. Prior to assuming FAI's presidency in 1993, Mr. Salem was a partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. Prior to joining GMO, Mr. Salem was a Managing Director of Cambridge Associates, Inc., which provides investment and financial planning services primarily to not-for-profit endowed institutions. He has served on the faculties of Middlebury College (from which he earned his undergraduate degree summa cum laude) and the University of Virginia, and in the Office of the Counsel to the President of the United States. He holds a J.D. cum laude from Harvard Law School and an MBA with High Distinction from Harvard Business School, where he was elected a Baker Scholar. Mr. Salem is a trustee of the Core Knowledge Foundation, and is former co-chair of the Cabinet of the Thomas A. Jefferson Memorial Foundation (Monticello).

Meredith A. Shuwall is Vice President and Managing Director of Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903. Prior to joining FAI, Ms. Shuwall was a Vice President at Vrolyk & Company, where her responsibilities included providing financial advisory and merger and acquisition services for private companies. Prior to joining Vrolyk, Ms. Shuwall was an Associate at Onyx Partners, Inc., where she managed an opportunistic real estate fund.

William E. Vastardis is Managing Director of Fund Administration of AMT Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, NY, 10020. Prior to joining AMT Capital, Mr. Vastardis served as Vice President and head of the private label mutual fund administration division of the Vanguard Group, Inc. (1984-92) and in Vanguard's fund accounting operations (1978-84). The Vanguard Group, headquartered in Malvern, PA, is the second largest mutual fund family in the U.S.



Remuneration of Directors and Officers; Reimbursement of Expenses. The only individuals who receive remuneration for their services as directors or officers of TIP or FAI are Ms. Cash, Ms. Dearing, Mr. Felker, Mr. Salem, Ms. Shuwall, and Mr. Vastardis. Ms. Cash, Mr. Felker, Mr. Salem, and
Ms. Shuwall are paid employees of FAI and receive no compensation directly from TIP. Ms. Dearing and Mr. Vastardis are paid employees of AMT Capital Services and receive no compensation directly from FAI or TIP. FAI and TIP directors may be reimbursed for their out-of-pocket outlays associated with attending board meetings.


ADVISER. Pursuant to criteria outlined below (see MONEY MANAGERS), the assets of each Fund are allocated among one or more Money Managers recommended by Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903. Incorporated on August 20, 1993, FAI is a non-exempt membership corporation that serves as the Adviser to all TIP Funds. FAI was formed to facilitate investment by private foundations, community foundations, and other 501(c)(3) organizations in stocks, securities, and other assets. The affairs of FAI are managed by its board of directors. The directors of FAI are members of the corporation and are "controlling persons" (as that term is defined in the Rules and Regulations of the Commission) of FAI. Although not tax-exempt, FAI does not seek to earn a profit and no part of the net earnings of the corporation may inure to the benefit of or be distributable to its directors, officers, or any other private persons. This limitation does not prevent payment of reasonable compensation for services rendered in carrying out FAI's activities. All of FAI's directors have extensive experience investing foundation assets and hold or have held senior investment-related positions at foundations or endowments.

Advisory Agreement. Pursuant to each Fund's Advisory Agreement with TIP (the "Advisory Agreements"), FAI: (a) develops investment programs, selects Money Managers from a broad universe of candidates, and monitors Money Manager investment activities and results; (b) provides or oversees the provision of all general management, investment advisory, and portfolio management services to TIP; and (c) provides TIP with office space, equipment, and personnel. The Advisory Agreements are summarized in the Statement of Additional Information and the fees payable to FAI thereunder are set forth above under "Fees and Annual Fund Operating Expenses." Because FAI does not seek to earn a profit, it may waive a portion of its fees from time to time.

DISTRIBUTOR. Shares of TIP are distributed by FAI as a registered branch office of AMT Capital Services, Inc., pursuant to a Distribution Agreement (the
"Distribution Agreement") dated January 1, 1995 between TIP and AMT Capital Services, Inc. No fees are payable by TIP pursuant to the Distribution
Agreement, and AMT Capital Services, Inc. and FAI bear the expense of their distribution activities.

ADMINISTRATOR. Pursuant to an Administration Agreement dated February 10, 1994 as amended January 1, 1995 between TIP and AMT Capital Services, Inc., AMT Capital assists in managing and supervising certain day-to-day business activities and operations of TIP, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related activities. AMT
Capital is a registered broker-dealer serving the institutional investment management community with approximately $6.5 billion in assets under administration.


===============================================================================
                                 MONEY MANAGERS
===============================================================================

DISCRETION AFFORDED MONEY MANAGERS. Each Money Manager has discretion to purchase and sell securities for its allocated portion of a Fund's assets, subject to written investment objectives, policies, and restrictions. Although the Money Managers" activities are subject to general oversight by the boards of directors and officers of TIP and FAI, neither the boards nor the officers of FAI evaluate the investment merits of the Money Managers" individual security selections.

MANAGER SELECTION PROCESS. With the exception of funds held in the form of cash reserves pending allocation to Money Managers or distribution to Members, the assets of each Fund will be allocated by FAI among the Money Managers profiled in Appendix A who will employ the investment approaches described therein. FAI is responsible for identifying qualified Money Managers for each Fund and negotiating the terms of Agreements under which they are willing to provide services to the Funds. These Agreements are then submitted for approval by the board of directors of TIP, which retains the right to disapprove the hiring of Money Managers recommended by FAI and to terminate Agreements (subject to termination provisions contained therein) between TIP and all vendors employed by it, including FAI and the Money Managers. In identifying Money Managers, FAI reviews the historical investment results of a universe of money managers, evaluates written information about these money managers supplied by both the money managers and outside parties, and conducts face-to-face interviews with the individuals who would actually manage money for TIP were their firms to be employed by it.

Other FAI Investment Advisory Duties. In addition to identifying prospective Money Managers and negotiating Agreements with them, FAI is also responsible for allocating and reallocating each Fund's assets among the Money Managers employed by it, monitoring their performance, identifying appropriate commingled investment vehicles in which to invest Funds' assets, and investing funds held in the form of cash reserves pending allocation to Money Managers or distribution to Members. Within FAI, responsibility for setting allocation ranges for each Money Manager is retained by FAI's directors, who meet regularly to establish and review these ranges, review TIP's relationship with each Money Manager, and to evaluate the need for changes in the roster of Money Managers employed by TIP. Responsibility for investing unallocated funds is delegated by FAI's directors to FAI's president (David A. Salem), who is assisted in this task by FAI's managing directors (Esther Cash, Thomas Felker, and Meredith Shuwall). Unallocated funds will be invested in accordance with each Fund's stated investment objective and policies. See POLICY IMPLEMENTATION
AND RISKS.

Money Manager Agreements. Money Managers and the terms of Agreements under which they provide services to the Funds must be approved by the board of directors of TIP. In order to preserve the flexibility needed to respond to changes in the environment in which TIP is operating, including especially the relative performance of investment styles and individual Money Managers, the Agreements between TIP and each Money Manager do not specify the percentage of a Fund's assets to be allocated to the Money Manager, and TIP's directors therefore rely on FAI to allocate and reallocate assets among Money Managers in accordance with criteria set forth below. See MANAGER ALLOCATION CRITERIA.

Fees. The following table identifies Money Managers who provide services to the Funds and the minimum and maximum fee rate under the Agreement between each Money Manager and TIP. Unless otherwise indicated, the management fee received by a Money Manager varies based on the Money Manager's investment performance. See Appendix A for more detailed information about the Money Managers.



                                         Fee as Percent of                                                 Fee as Percent of

                                          Assets Managed                                                    Assets Managed

                                        Minimum   Maximum                                                 Minimum   Maximum

   TIFF Multi-Asset Fund                                             TIFF Emerging Markets Fund

===========================================================================================================================
   Bee & Associates, Inc.                 0.15     2.00              City of London Inv Mgmt Co., Ltd.      1.50**   1.50
===========================================================================================================================
   Canyon Capital Management, LP          1.00     1.00+             Emerging Markets Management, LLC       0.40     3.00
   Daystar Partners                       1.00     1.00+             Everest Capital Limited                1.50     1.50+
   Delaware International Advisers Ltd.   0.30*    0.50              Explorador Capital Management, LLC     1.50**   1.50
   Farallon Capital Management, LLC       1.00     1.00+             Genesis Asset Managers Ltd.            0.60*    1.10
   Genesis Asset Managers Ltd.            0.60*    1.10              Lazard Freres Asset Management         0.50**   0.50
   Grantham, Mayo, Van Otterloo & Co.     0.30     1.00
   Harding, Loevner Management, LP        0.10     1.50
   Investment Research Company            0.10     1.20              TIFF U.S. Equity Fund
   Lazard Freres Asset Management         0.50**   0.50              Aronson + Partners                     0.10     0.80
   Lone Pine Capital LLC                  1.00     1.00+             Eagle Capital Management               0.00     2.00
   Mercury Asset Management               0.50**   0.50              Gotham Partners, LP                    1.00     1.00+
   Palo Alto Investors                    0.10     2.00              Investment Research Company            0.10     2.00
   Pomboy Capital Corporation             1.00     1.00+             Martingale Asset Management, LP        0.05*    0.10
   Seix Investment Advisors, Inc.         0.10     0.80              Palo Alto Investors                    0.10     2.00
   Standard Pacific Capital LLC           0.15     2.00              Shapiro Capital Management Company, Inc.0.50    0.95
   Varde Partners, Inc.                   1.50     1.50+             Westport Asset Management, Inc.        0.15     2.00
   Wellington Mgmt Company, LLP           0.45*    0.45
   Wyser-Pratte Mgmt Company, Inc.        1.00     1.00+             TIFF Bond Fund

                                                                     Atlantic Asset Management Partners, LLC0.10     0.60

   TIFF International Equity Fund                                    Fischer Francis Trees & Watts, Inc.    0.10     0.80
===========================================================================================================================
   Bee & Associates, Inc.                 0.15     2.00              Seix Investment Advisors, Inc.         0.10     0.80
===========================================================================================================================
   City of London Inv Mgmt Co., Ltd.      1.50**   1.50              Smith Breeden Associates, Inc.         0.10     0.85
   Delaware International Advisers Ltd.   0.30*    0.50
   Everest Capital Limited                1.50     1.50+             TIFF Short-Term Fund
   Harding, Loevner Management, LP        0.10     1.50              Fischer Francis Trees & Watts, Inc.    0.15*    0.20
   Lazard Freres Asset Management         0.50**   0.50              Smith Breeden Associates, Inc.         0.05     0.75
   Marathon Asset Management, Ltd.        0.15     1.60
   Mercury Asset Management               0.50**   0.50


   * Money Manager receives a fee that does not include performance component. The Minimum Fee reflects "breakpoints" and is applied only to assets in excess of the highest "breakpoint."

   ** Money Manager receives a straight asset-based fee regardless of the amount of assets managed for TIP (i.e., there are neither "breakpoints"
      in the fee agreement nor a performance component).
   + Money Manager receives an asset-based fee as well as a percentage of profits, sometimes with a hurdle rate or high water mark component.

      The combined fees charged by FAI and the Money Managers, to the extent that they exceed 0.75% on an annualized basis, are higher than that charged by some open-end investment companies.


Exemption from Requirement that Members Approve New Money Manager Agreements. TIP has received an order from the Commission effective August 30, 1995 exempting each of the TIP Funds from the requirement that agreements between regulated investment companies and their investment advisers or subadvisers be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP's board of directors believes that such Member approval of agreements between the Funds and Money Managers employed by them is not necessary for the protection of participating organizations and would needlessly encumber the Funds' operations. Pursuant to this exemption, TIP's board of directors may, without the approval of Members: (1) employ a new Money Manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing Money Manager or as an additional Money Manager; (2) change the terms of a Money Manager Agreement; or (3) continue to employ an existing Money Manager on the same terms where an Agreement has been assigned because of a change in control of the Money Manager. Any such action would be followed by written notice to Members, which must include the information concerning the Money Manager that would normally be included in a proxy statement.

MANAGER SELECTION CRITERIA. In determining which Money Managers to select, FAI weighs a number of relevant factors, and makes its selection based on a comparison of all such factors. However, each of the Disqualifying Attributes noted below constitutes a sufficient ground for rejection or dismissal of a Money Manager displaying it. The factors considered by FAI in selecting the Fund's current Money Managers and in considering the selection of other Money Managers include:

Important Attributes. (1) A well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data; (2) a verifiable record that the firm has faithfully executed this philosophy over time; (3) a proven capacity to deliver reasonably uniform results to all clients' assets to which the philosophy is applied; (4) a reasonable amount of assets under management to which this philosophy is applied; (5) satisfactory returns versus relevant benchmark indices; (6) a proven capacity to adapt to changes in financial markets; (7) a proven willingness to invest adequately in its own business (including technological resources) in light of such changes; and (8) investment professionals who have strong personal incentives (both financial and psychological) to produce satisfactory results for their clients.

Helpful Attributes. (1) Money management is the firm's sole (preferably) or primary line of business; (2) the firm's decisionmakers are seasoned professionals or the firmOs philosophy is unusually innovative (preferably both); (3) the firm is willing to use performance-based fee arrangements as an expression of confidence in its own abilities; and (4) the firm complies fully with the Performance Standards promulgated by the Association for Investment Management and Research.

Undesirable Attributes. (1) A high degree of personnel turnover; (2) insufficiently trained administrative personnel; (3) insufficiently robust investment accounting systems; (4) investment decisionmakers who are unduly burdened with administrative tasks; and (5) an unwillingness to specify asset size limits for products or services that require such limits.

Disqualifying Attributes. (1) Investment decisionmakers who are engaged primarily in brokerage or financial planning (as distinct from portfolio management); (2) an inability to meet performance reporting deadlines; and (3) relevant criminal convictions or sanctions by the Commission or other federal or state regulatory agencies.

MANAGER ALLOCATION CRITERIA. As with the criteria employed by FAI in selecting Money Managers for each Fund, the criteria employed by FAI in allocating each Fund's assets among Money Managers represent a synthesis of the combined investment experience of TIP's and FAI's directors and officers.

Multiple Variables Considered. In making manager allocation decisions, FAI considers each Fund's investment and performance objectives as well as several other variables, including: (a) each Money Manager's investment approach, trading practices, and fee arrangements; (b) the potential volatility of the Fund's relative return (i.e., the margin by which alternate allocation decisions could cause the Fund to under- or outperform its benchmark in any given time period); (c) the Fund's overall expense ratio; and (d) the Fund's liquidity relative to the expected volume of Member purchases and redemptions. To accommodate fluctuations in the relative sizes of Money Managers' accounts caused solely by market movements, Money Manager allocations formulated by FAI take the form of ranges: minimum, normal, and maximum percentages of the assets of a Fund to be allocated to each Money Manager retained by it. While these ranges are not expected to change frequently, FAI has discretionary authority to alter these ranges and to reallocate assets among Money Managers in response to changing market conditions.

Phased Activation of Money Managers' Accounts. Not all Money Managers profiled in Appendix A are employed at all times. Whether a given Money Manager is employed at a given time depends on a Fund's size, its projected growth rate, FAI's perception of the relative attractiveness of the Money Manager's approach in light of prevailing market conditions, and the extent to which a given Money Manager's investment style would complement those of the other Money Managers to whom a Fund's assets have been allocated. Because future market conditions are inherently unforecastable, TIP cannot predict the amount to be allocated to each Money Manager over time. As a general rule, however, in light of the incremental custodial costs of activating a Money Manager's account, it is expected that the initial allocation to each Money Manager managing a separate account on a Fund's behalf will be at least $5 million. A Money Manager receives no compensation from TIP until it is actually managing funds for TIP and is entitled to no compensation if, due to its own changed circumstances or changes in the investment environment generally, FAI decides not to allocate funds to the Money Manager. Members and prospective Members seeking to know the actual allocation of each Fund's assets across Money Managers at a given time can obtain this information by contacting FAI using the telephone number furnished at the front of this Prospectus.


==============================================================
      INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS
==============================================================

OVERVIEW. Each Fund has a fundamental investment objective and certain fundamental policies and restrictions which may be changed only with the approval of the Members holding a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "majority" for this purpose means the lesser of: (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (2) more than 50% of the outstanding shares. Other policies and restrictions reflect proposed practices of the Funds, and may be changed by the Funds without the approval of Members. This section of the Prospectus describes the Funds' objectives, policies, and restrictions.

INVESTMENT OBJECTIVES AND POLICIES. The following discussion sets forth each Fund's investment objective, which is a fundamental policy that cannot be changed without approval by a majority of the outstanding voting securities of the Fund. There can be no assurance that a Fund will attain its investment objectives. (See POLICY IMPLEMENTATION AND RISKS.) This discussion also states the fundamental policy regarding the types of securities in which each Fund will invest. Ordinarily, each Fund will invest more than 80% of its assets in such securities. Performance objectives and certain other Fund policies are not fundamental and may be changed without Member approval, upon notice to Members.

Multi-Asset Fund. The investment objective of the Multi-Asset Fund is to provide participating organizations with a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the (U.S.) Consumer Price Index. The performance objective of the Fund is to provide a total return that exceeds inflation plus 5% per annum over the long term. To facilitate assessment of active strategies employed by the Fund, the Fund also measures its performance relative to a constructed index (OConstructed MAF
BenchmarkO), net of all expenses, on an annualized basis over a market cycle (see table below).



                                         Weight in Fund's
   Asset Class                               Benchmark         Asset Class Benchmark

   U.S. Stocks                                  25%            Wilshire 5000 Stock Index
   Foreign Stocks                               25%            MSCI All Country World ex US Index
   Absolute Return                              20%            3-Month Treasury Bills plus 5% per annum
   Resource-Related                             10%            Resource-Related Sectors of MSCI World Index:
                                                               7%   Energy Sources; Energy Equipment and Services
                                                               2%   Gold Mines
                                                               1%   Non-Ferrous Metals; Forest Products and Paper;
                                                                    Misc. Materials and Commodities
   U.S. Bonds                                   15%            Lehman Aggregate Bond Index
   Foreign Bonds                                5%             J.P. Morgan Non-US Government Bond Index




The Fund may underperform the Constructed MAF Benchmark. This Constructed MAF Benchmark was selected by TIP's directors because they believe that it constitutes an appropriate long-term asset mix for organizations which seek to maintain the real or inflation-adjusted value of their invested assets while distributing annually 5% of such assets. There is no assurance that the Fund will achieve its objective of producing a 5% real or inflation-adjusted return. See Appendix C for a description of the components of the Constructed MAF Benchmark.

The Fund will attempt to achieve its objective by investing primarily in common stocks (including ADRs and EDRs), securities convertible into such common stocks, rights, warrants, forward foreign currency exchange contracts, securities of investment companies and other commingled investment vehicles (subject to the 1940 Act limits on such investments), and available debt securities such as those listed in the descriptions of the Bond and Short-Term Funds.

The Fund will invest broadly in the available universe of securities domiciled in the United States plus at least ten other countries, including: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets," as that term is defined in the discussion of the Emerging Markets Fund above. Many of these securities will be denominated in currencies other than the U.S. dollar. Under normal circumstances, not more than 40% of the Fund's assets will be invested in securities domiciled in countries with "emerging markets."

How Fund Seeks to Outperform Its Benchmark: The Fund seeks to outperform its Multi-Asset Fund's Constructed Benchmark principally through two means:

Active Security Selection within Asset Class Segments. One means that the Fund will employ in seeking to outperform its benchmark will be to retain Money Managers that potentially can select securities that will outperform the securities comprising each segment of the Multi-Asset Fund's Constructed Benchmark. Example: an international equity manager that potentially can outperform the 30% of the Multi-Asset Fund's Constructed Benchmark devoted to stocks traded in foreign markets.

Strategic Asset Allocation. The second means that the Fund will employ in seeking to outperform its benchmark will be to retain Money Managers that can potentially enhance the Fund's returns by utilizing in a timely manner authority conferred upon them by TIP's directors to rotate Fund assets among multiple asset classes. Example: a manager that can potentially outperform a hybrid stock/bond benchmark by making timely shifts between equity and fixed income markets (each Manager's performance benchmark is described in Appendix C).

International Equity Fund. The investment objective of the International Equity Fund is to provide participating organizations with a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the (U.S.) Consumer Price Index. The performance objective of the Fund is to provide a total return that exceeds the net total return (after withholding taxes) of the Morgan Stanley Capital International ("MSCI") All Country World ex US Stock Index (a capitalization-weighted index of non-U.S. stocks) by 1.00% (100 basis points), net of all expenses, on an annualized basis over a market cycle. The Fund may underperform the MSCI All Country World ex US Stock Index. (See Appendix C for a description of the MSCI All Country World ex US Stock Index.)

The Fund will attempt to achieve its objective by investing primarily in common stocks of companies domiciled in countries other than the United States [including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")], securities convertible into such common stocks, rights, warrants, forward foreign currency exchange contracts, and securities of other commingled investment vehicles such as other registered investment companies and private investment funds (subject to the 1940 Act limits on such investments). The Fund may also invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund's assets will be invested in securities of U.S. companies.

The Fund will invest broadly in the available universe of common stocks of companies domiciled in at least ten different countries (other than the United States), including: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets," as that term is defined in the discussion of the Emerging Markets Fund below. Most of these securities will be denominated in currencies other than the U.S. dollar. Under normal circumstances, not more than 30% of the Fund's assets will be invested in common stocks of companies domiciled in countries with "emerging markets."

Emerging Markets Fund. The investment objective of the Emerging Markets Fund is to provide participating organizations with appreciation of principal that at least offsets inflation as measured by the (U.S.) Consumer Price Index. The performance objective of the Fund is to provide a total return that exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital
International Emerging Markets Free Index by 1.00% (100 basis points), net of all expenses, on an annualized basis over a market cycle. The Fund may underperform the MSCI Emerging Markets Free Index. (See Appendix C for a description of the Morgan Stanley Capital International Emerging Markets Free Index.)

The Fund will attempt to achieve its objective by investing primarily in common stocks of companies domiciled in countries with emerging markets, securities convertible into such common stocks, closed-end investment companies, rights, warrants, forward foreign currency exchange contracts, and securities of other registered investment companies and private investment funds (subject to the 1940 Act limits on such investments).

Emerging markets include any countries: (1) having an "emerging stock market" as defined by Morgan Stanley Capital International; (2) with low- to middle-income economies according to the World Bank; or (3) listed in World Bank publications as developing. Currently, all countries in the world are included in these categories except: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. In order to exploit circumstances in which the Fund's Money Managers believe that securities traded primarily in the developed markets listed immediately above are more attractively priced than securities traded primarily in emerging markets, the Fund may invest in these developed markets. The Fund may also invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations.

Most of the Fund's assets will be denominated in currencies other than the U.S. dollar. Under normal circumstances, not more than 30% of the Fund's assets will be invested in securities issued by companies domiciled in developed markets, and not more than 15% of the Fund's assets will be invested in securities issued by U.S. companies.

U.S. Equity Fund. The investment objective of the U.S. Equity Fund is to provide participating organizations with a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the Consumer Price Index. The performance objective of the Fund is to provide a total return that exceeds the total return of the Wilshire 5000 Stock Index (a capitalization-weighted index of all publicly-traded U.S. stocks for which price quotations are readily available) by 0.75% (75 basis points), net of all expenses, on an annualized basis over a market cycle. The Fund may underperform the Wilshire 5000 Stock Index. (See Appendix C for a description of the Wilshire 5000 Stock Index.) The Fund will attempt to achieve its objectives by investing primarily in common stocks, securities convertible into common stocks, rights, and warrants.

The Fund  will  invest  broadly  in the  available  universe  of  common  stocks including: (1) large capitalization stocks such as those included in the Standard and Poors 500 Composite Stock IndexTM; (2) growth-oriented stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price; (3) value-oriented stocks with lower price multiples (either price/earnings or price/book) than others in their industry, or which have improving fundamentals (such as growth of earnings and dividends); (4) income-oriented stocks with higher than average dividend yields relative to other stocks of issuers in the same industry; (5) small capitalization stocks, which are stocks with market capitalizations of less than $300 million; and (6) stocks of non-U.S. companies, although under normal circumstances not more than 15% of the Fund's assets will be invested in common stocks of foreign issuers [i.e., 10% maximum in ADRs and 5% maximum in other foreign securities]. The Fund may also invest in the securities of other commingled investment vehicles such as other registered investment companies or private investment funds (subject to the 1940 Act limits on such investments).

Bond Fund. The investment objective of the Bond Fund is to provide participating organizations with: (1) a high rate of current income, subject to restrictions designed to ensure liquidity and manage exposure to interest rate and credit risk; and (2) a hedge against deflation-induced declines in common stock prices and dividend streams. The performance objective of the Fund is to outperform the Lehman Brothers Aggregate Bond Index by 0.50% (50 basis points), net of all expenses, on an annualized basis over a market cycle. The Fund may underperform the Lehman Brothers Aggregate Bond Index. (See Appendix C for a description of the Lehman Brothers Aggregate Bond Index.) The Fund will attempt to achieve its objectives by investing primarily in U.S. and non-U.S. debt securities with varying maturities denominated in various currencies.

The Fund will invest broadly in the universe of available debt securities, including U.S. dollar and non-dollar: (1) obligations issued or guaranteed by the United States Government, such as United States Treasury securities; (2) obligations backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and the Export-Import Bank; (3) obligations issued or guaranteed by United States Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment; (4) obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies, or instrumentalities or by supranational organizations; (5) obligations of domestic or foreign corporations or other entities; (6) obligations of domestic or foreign banks; (7) mortgage- and asset-backed securities; (8) short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances issued by a commercial bank or savings and loan association; (9) convertible securities; and (10) short-term securities such as those listed in the description of the Short-Term Fund. The Fund may own debt securities of all grades, including both rated and unrated securities, provided, however, that not more than 10% of its assets may be invested in securities that are rated below investment grade [i.e., BBB by Standard & Poors Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")].

Certain Money Managers employed by the Fund may employ multi-currency fixed income management techniques in an attempt to invest in debt securities that offer the most attractive returns relative to inflation. Under normal circumstances, not more than 40% of the Fund's assets will be invested in non-dollar denominated securities, and not more than 30% of the Fund's assets will be exposed to foreign currency exchange risk (i.e., invested in non-dollar denominated securities on an unhedged basis).

Short-Term Fund. The investment objective of the Short-Term Fund is to generate a high rate of current income, subject to restrictions designed to ensure that the Fund's interest rate risk does not exceed the interest rate risk of a portfolio invested exclusively in six-month U.S. Treasury securities on a constant maturity basis. The performance objective of the Fund is to outperform the Merrill Lynch 182-Day Treasury Bill Index net of all expenses. The Fund will attempt to achieve its objectives by investing primarily in U.S. and non-U.S. debt securities, including: (1) securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities; (2) obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations;
(3) obligations of domestic or foreign corporations or other entities; (4) obligations of domestic or foreign banks; (5) mortgage- and asset-backed securities; and (6) short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankersO acceptances issued by a commercial bank or savings and loan association. The Fund may own debt securities of all grades, including both rated and unrated securities, provided, however, that not more than 5% of its total assets may be invested in securities that are rated below investment grade.

As experienced foundation fiduciaries, members of the boards of TIP and FAI recognize that many foundations seek to control downward fluctuations in the monetary value of assets earmarked for spending or distribution (in the form of grants) within twelve months ("current year spending") by investing them exclusively in cash equivalents, either directly or via money market funds. While such a policy comports well with the risk tolerances of some foundation fiduciaries, numerous studies of the risk and return characteristics of alternate short-term investment strategies suggest that a short-term bond fund whose average maturity ranges between the one to three months typical of regulated money market funds and the six months inherent in the Short-Term Fund's performance benchmark has the potential to augment foundation resources over time. To be sure, the higher starting yields that, for example, three- to six-month instruments typically display relative to shorter-term instruments may be insufficient to offset the larger principal losses that the former may produce relative to the latter in environments of sharply rising short-term interest rates. However, as the data provided below indicate, there is a high probability of earning positive total returns in any given month by investing exclusively in the instruments constituting the Short-Term Fund's performance benchmark (i.e., six-month Treasury bills).


            6-Month Treasury Bill Returns January 1975 -D March 1998

Holding Periods That Resulted            One-Month Holding Periods                 October 1979                      -0.15%
in Negative Returns                                                                February 1980                     -0.10%
                                                                                   August 1980                       -0.03%
                                                                                   April 1981                        -0.12%

                                         Two-Month Holding Periods                 None                                  NA

Arithmetic Average                       One-Month Holding Periods                 279 Observations                   0.63%
of All Observations                      Two-Month Holding Periods                 278 Observations                   1.26%




Risks of Investing Monies Earmarked for Near-Term Spending in Debt Instruments with an Average Maturity of Six Months. As the above data indicate, in the twenty-three years and three months ending March 31, 1998, there were only four calendar months in which a portfolio invested exclusively in six-month Treasury bills produced a negative total return. The worst of these months produced a maximum loss of 0.15% (October 1979); the average loss (four months, equally weighted) was 0.10%. Importantly, this period encompasses several years (i.e., 1979-D81) in which short-term interest rates rose at unprecedentedly rapid rates to unprecedentedly high levels. While there is no assurance that the Short-Term Fund's average duration will be less than six months in an environment of rising short-term interest rates, the Fund's Money Managers are authorized to shorten its average duration if they expect short-term interest rates to rise, and they are prohibited by the Fund's investment policy from maintaining a weighted average duration exceeding six months. Consequently, in the opinion of TIP's board, it is unlikely that rising interest rates alone will cause the Fund's net asset value to decline materially over one-month (or longer) holding periods even if short-term interest rates rise at the same rapid rate that they rose in the 1979-81 time period. However, because the Fund will not be invested exclusively in instruments backed by the full faith and credit of the U.S. Government, it is possible that downgrades, defaults, and other manifestations of credit (as distinct from interest rate) risk could cause the Fund's net asset value to decline by more than 0.15% in any given one-month holding period. In the judgment of TIP's board, the potential rewards of investing monies earmarked for current year spending in a more aggressive manner than that which is typical of money market funds in general, and government money market funds in particular, outweigh the risks. However, the board recognizes that many foundations may remain unpersuaded by the arguments favoring a more aggressive approach toward the investment of current year spending resources, and it encourages such foundations to invest such monies not in the Short-Term Fund but rather in carefully selected, institutionally oriented money market funds with competitive expense ratios and adequate restrictions on the maturity and quality of portfolio holdings.

Certain Money Managers employed by the Fund may employ multi-currency fixed income management techniques in an attempt to invest in debt securities that offer the most attractive returns relative to inflation. Under normal circumstances, not more than 20% of the Fund's assets will be invested in non-dollar denominated securities.

INVESTMENT RESTRICTIONS. The Funds have adopted certain fundamental investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund. Under these restrictions, which apply on a Fund-by-Fund basis, no Fund may:

1. Invest more than 25% of the value of the Fund's total assets in the securities of companies engaged primarily in any one industry (other than the U.S. government, its agencies and instrumentalities). For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction shall not apply, however, to the Short-Term Fund, which may invest more than 25% of its total assets in domestic bank obligations.

2. Acquire short positions in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the Fund's total assets.

3. Borrow money, except from a bank for temporary or emergency purposes provided that bank borrowing not exceed one-third (331/3%) of the Fund's total assets at the time of borrowing; nor may any Fund borrow for leveraging purposes. Reverse repurchase agreements, dollar roll transactions, and collateralized securities loans that are covered with cash or liquid high grade securities or other acceptable assets are not considered borrowings subject to this restriction.

4. Issue senior securities [other than as permitted in (2) and (3)].

5. Make loans, except: (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations; (b) by engaging in repurchase agreements with respect to portfolio securities; or
         (c) by lending securities to other persons, provided that no securities loan may be made, if, as a result, more than one-third (331/3%) of the value of the Fund's total assets would be loaned to other persons.

6. Underwrite securities of other issuers.

7. Purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities.

8. Invest directly in interests in oil, gas, or other mineral exploration or development programs or mineral leases.

The Funds have adopted certain non-fundamental restrictions which may be changed by the board of directors without Member approval. Under these restrictions, no Fund may:

1. Acquire more than 10% of the outstanding voting securities or 10% of all of the securities of any one issuer.

2. Acquire long positions in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities) whose value exceeds 10% of the Fund's total assets.

3. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase causes the value of the Fund's investments in all such companies to exceed 5% of its total assets. This restriction shall not apply, however, to purchases of investment company securities, U.S. government securities, securities of issuers that are rated investment grade by at least one nationally recognized statistical rating organization, municipal obligations, and obligations issued by any foreign governments, agencies or instrumentalities, or any political subdivisions thereof.

4. Purchase securities of another investment company if such purchases cause the percentage of such investment company's outstanding shares owned by the TIP Fund in question to exceed 3%.

5.       Invest  in  companies  for  the  purpose  of   exercising   control  or
         management.

6. Invest more than 15% of the Fund's net assets in illiquid securities.

7. Purchase puts, calls, straddles, spreads, and any combination thereof, if the value of such purchases, excluding offsetting positions and in-the-money amounts, exceeds 5% of the Fund's total assets.

Percentage Limitations Applied at Time of Purchase. Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with the Fund's investment policies and limitations.


===============================================================================
                         POLICY IMPLEMENTATION AND RISKS
===============================================================================

OVERVIEW. In attempting to achieve its investment objective, each Fund will utilize certain investment strategies and tactics and certain types of investments commonly used by institutional investors. "Strategy" as used here is the allocation of Fund assets across asset classes (e.g., U.S. stocks versus foreign stocks), subclasses (e.g., U.S. small companies versus large companies), and individual securities based on return expectations over time horizons appropriate to the strategies being employed. "Tactics" are the precise methods by which strategies are implemented - decisions that typically depend on market conditions at the particular instant a tactical choice is made as well as expected changes in such conditions over a very short time horizon. These strategies, tactics, and investments, and their associated risks, are described below and in SUPPLEMENTAL DISCUSSION OF POLICY IMPLEMENTATION AND RISKS in the
Statement of Additional Information. Unless otherwise noted, each Fund is authorized to employ each of the strategies, tactics, and types of investments described below, subject to the restrictions specified in this section and in INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS. Members should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in any of the Funds, nor can there be any assurance that any Fund will achieve its investment or performance objective.

Funds to Be Substantially Fully Invested. With the exception of the Short-Term Fund, which is designed primarily as a vehicle for investment of funds that participating organizations intend to spend or distribute within one year, the Funds are intended as vehicles for the implementation of long-term asset allocation strategies adopted by the governing boards of such organizations. An investment in any Fund other than the Short-Term Fund should be regarded as a long-term commitment to be held through one or more market cycles. Because long-term asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Funds, after an appropriate time period following the initial infusion of capital into it, each Fund intends to be substantially fully invested in accordance with its investment objective and policies under normal market conditions.

Deployment of Cash Reserves. Each Fund is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities in which it will primarily invest) in money market instruments and in debt securities that are at least comparable in quality to the Fund's permitted investments. In lieu of having each of the Funds make separate, direct investments in money market instruments, each Fund and its Money Managers may elect to invest the Fund's cash reserves in other regulated investment companies approved by TIP's board of directors, subject to the limitations respecting Fund investments in other investment companies described in INVESTMENT OBJECTIVES, POLICIES, AND
RESTRICTIONS  -  INVESTMENT  RESTRICTIONS.   Alternatively,  FAI  may  exercise
investment discretion or select a Money Manager to exercise investment discretion over the cash reserves component of a Fund. At FAI's discretion, the cash reserves segment of each Fund may be used to create a temporary equity exposure for the Multi-Asset and U.S. Equity Funds, or a foreign equity exposure for the Multi-Asset, International Equity, and Emerging Markets Funds, or a fixed income exposure of suitable duration for the Bond and Multi-Asset Funds, as the case may be, until those balances are allocated to and invested by the Money Managers or used for Fund transactions. The desired market exposure would be created with long positions in the appropriate number of futures contracts or options on futures contracts, within applicable regulatory limits. FAI receives no compensation for managing cash reserves (or for rendering any other services to the Funds) other than the fees to which it is entitled under the Advisory Agreement.

Portfolio Turnover. Decisions to buy and sell securities are made by the Money Managers with respect to the assets assigned to them, and by FAI with respect to cash reserves not allocated to Money Managers. Each Money Manager makes decisions to buy or sell securities independently of other Money Managers. Generally, the Multi-Asset, International Equity, Emerging Markets, and U.S. Equity Funds will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It is expected that the annual portfolio turnover rate normally will not exceed 100%. However, due to some Money Managers' active management styles, turnover rates for the Bond and Short-Term Funds may be higher than other mutual funds investing primarily in debt securities and could exceed 100%. In the Bond and Short-Term Funds, the costs associated with turnover are expected to be lower than equity fund turnover costs.

         Primary Risks: High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne by the Funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation Members, are treated as ordinary income for purposes of excise taxation. See TAX Considerations. If there is more than one Money Manager for a Fund, one Money Manager could be selling a security when another for the same Fund is purchasing the same security. In addition, when a Money Manager's services are terminated and those of another are retained, the new Money Manager may significantly restructure the portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, and brokerage commissions.

INVESTMENT STRATEGIES. As multi-manager funds, each TIP Fund will employ a variety of strategies and tactics, including those described below and in Appendix A entitled MONEY MANAGER AND COMMINGLED INVESTMENT VEHICLE PROFILES.

Commingled  Investment  Vehicles.  In addition to  retaining  Money  Managers to
implement  the  Funds' investment  and  performance   objectives  via  separate
accounts, the Funds may (subject to certain limitations described below) invest a portion of their assets in securities issued by other commingled investment vehicles whose expected returns are, in the judgment of FAI's directors, superior to those of Money Managers that the Funds might employ directly.

Other Registered Investment Companies. Each Fund may invest in the shares of another registered investment company so long as the Fund does not acquire more than 3% of the shares of the acquired registered investment company that are outstanding at the time such shares are purchased. The Funds will make purchases of other registered investment companies in the open market and only under such circumstances where no commission or profit beyond the customary broker's commission results. As a shareholder in a registered investment company, the Fund will bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Funds will not purchase shares of open-end companies without having any duplicative management fees waived.

Investment Companies Investing Primarily in Emerging Market Countries' Securities. Due to restrictions on direct investment by foreign entities in certain emerging market countries, investment in other investment companies may be the most practical or only manner in which the Funds can invest in the securities markets of certain emerging markets countries. Such investments may involve the payment of premiums above the net asset value of such issuersO portfolio securities, are subject to limitations under the 1940 Act, and are constrained by market availability (e.g., these investment companies often are "closed end" companies that do not offer to redeem their shares directly). The Funds do not intend to invest in such investment companies unless, in the judgment of FAI's directors, the potential benefits of such investments justify the payment of any applicable premium or sales charge.



Private Investment Funds. FAI may invest a portion of a Fund's assets in securities issued by private investment funds. For example, FAI might elect to invest a portion of a Fund's assets in securities issued by an investment partnership managed by an investment manager that FAI believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on a Fund's behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other commingled investment vehicle. As an investor in the securities of a private investment fund, a Fund would bear its ratable share of such entityOs expenses, and would be subject to its share of the management and performance fees charged by such entity. In this regard, the fees charged by many private investment funds are high in relation to the fees charged by other investment entities (performance fees are often as high as 20% per annum of realized and unrealized gains) and such performance-based compensation arrangements can create an incentive for those making the investment decisions for such entities to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements. Additionally, there are often significant restrictions on transfer and redemption of interests in private investment funds. Further, because such private investment funds are not required to register as investment companies under the 1940 Act, the provisions of the 1940 Act will not be applicable to any such entity in which a Fund invests. Investment by a Fund in the securities of a private investment company is not subject to the 3% limitation imposed on shares held by a Fund in other registered investment companies, but under the 1940 Act not more than 15% of any TIP Fund's assets may be invested in securities (including interests in private investment funds) that are not readily reducible to cash in seven calendar days.


Multi-Market and Multi-Currency Investing. Subject to the limitations on foreign securities and foreign currency exposure in the table below and in INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS, the Money Managers may adjust the exposure of the Funds to different countries' markets and currencies based on their perceptions of the relative valuations of these markets and currencies. In doing so, the Money Managers will assess general market and economic conditions, the relative yield and anticipated direction of interest rates in particular markets, and the relationship of currencies of various countries to each other. In their evaluations, the Money Managers will use internal financial, economic, and credit analysis resources as well as information obtained from external sources.


                                      U.S. Securities               Foreign Securities             Currency Hedges*
                                 Minimum / Normal / Maximum     Minimum / Normal / Maximum    Minimum / Normal / Maximum

Multi-Asset                             25 / 60 / 90                   10 / 40 / 75                   0 / 0 / 50
International Equity                     0 / 0 / 15                   85 / 100 / 100                  0 / 0 / 50
Emerging Markets                         0 / 0 / 15                   85 / 100 / 100                  0 / 0 / 50
U.S. Equity                            85 / 100 / 100                   0 / 0 / 15                   0 / 100 / 100
Bond                                   60 / 100 / 100                  0 / 0 / 30**                  0 / 100 / 100
Short-Term                             80 / 100 / 100                   0 / 0 / 20                   0 / 100 / 100




*    Expressed as a percentage of foreign securities exposure.
** The 30% limit on the Bond Fund's foreign securities increases to 40% if incremental 10% is covered by currency hedges. The intent of permitting an additional 10% in hedged foreign bonds is to permit the Fund's Money
     Managers to exploit anticipated reductions in foreign interest rates without boosting the Fund's exposure to foreign currencies beyond the 30% limit.



The preceding table indicates the percentage of each Fund's assets that, under normal circumstances, will be invested in securities denominated in currencies other than the U.S. dollar. The first column of the table indicates the minimum, normal, and maximum percentages of each Fund's assets that, under normal circumstances, may be invested in U.S. dollar-denominated securities. The second column of the table indicates the minimum, normal, and maximum percentages of each Fund's assets that, under normal circumstances, may be invested in securities denominated in one or more foreign currencies. The last column of the table indicates the minimum, normal, and maximum percentages of each Fund's foreign securities that may be covered by currency hedging transactions.

The ranges permit Money Managers employed by the U.S. Equity Fund to respond to circumstances in which stocks of companies domiciled in foreign countries are more attractively priced than stocks of companies domiciled in the United States by investing up to 15% of the Fund's assets in foreign stocks, and they permit Money Managers in the Multi-Asset, International Equity, and Emerging Markets Funds to hedge up to 50% of the foreign currency exposure of each Fund's assets. It is expected that adjustments to the country and currency exposures of each Fund to be gradual and moderate, especially within the U.S. Equity, Bond, and Short-Term Funds.

         Primary Risks: There is no assurance that changes in a Fund's country and currency allocations will enhance returns relative to more static allocations or allocations that resemble more closely the country and currency allocations inherent in a Fund's performance benchmark.

Duration Management. The Multi-Asset, Bond, and Short-Term Funds will invest in debt securities of varying durations. Duration is a measure of the expected life of a debt security on a present value basis. It takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received, and weights them by the present values of the cash to be received at each future point in time. While duration is an appropriate measurement tool for securities for which the timing of the receipt of principal and interest cash flows is certain, it is a less accurate measurement tool in instances where the timing of the receipt of cash flows is less certain due to the presence of options embedded in the securities (e.g., callable bonds, prepayment impact on mortgage-backed securities) or when securities have a floating rate. A more appropriate measurement tool for these securities is effective duration. Effective duration measures the price change that a given security will exhibit as a result of a change in interest rates. Computing the effective duration of a portfolio comprising option-embedded securities requires a highly robust pricing model. The longer the duration or effective duration of a debt security, the more its price will tend to fall as interest rates in the economy generally rise, and vice-versa. For example, in a portfolio with a duration of 5 years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. Money Managers can shorten the weighted average duration of their holdings as interest rates fall by replacing portfolio securities or by using derivative securities.

Duration of Fixed Income Derivatives. Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities underlying them. Holding long futures or call options will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. A short position in such fixed income derivatives has the effect of reducing fund duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

Duration Ranges for Bond, Short-Term, and Multi-Asset Funds. In allocating assets among managers with different approaches to debt security portfolio management, and in preparing guidelines for each manager to follow in investing its segment of a Fund, FAI attempts to ensure that, under normal circumstances:
(1) the weighted average effective duration of the Bond Fund's holdings ranges between 85% and 115% of the average duration of the Lehman Aggregate Bond Index;
(2) the weighted average effective duration of the Short-Term Fund's holdings ranges between one and six months; and (3) the weighted average effective duration of that portion of the Multi-Asset Fund's assets invested in bonds ranges between 85% and 115% of the weighted average duration of a constructed index (chosen to mimic precisely the Fund's "normal" allocations to domestic and foreign bonds) comprising the Lehman Aggregate Bond Index (75% weight) and the J.P. Morgan Non-US Government Bond Index (residual 25% weight). As of March 31, 1998, the approximate duration of the Lehman Aggregate Bond Index was 4.48 years; the approximate duration of the J.P. Morgan Non-US Government Bond Index was 5.5 years. The duration of the Merrill Lynch 182-Day Treasury Bill Index, Short-Term Fund's performance benchmark (i.e., a portfolio invested exclusively in six-month U.S. Treasury securities sold at a discount and without interim interest payments), is always equal to six months.

         Primary Risks: Changes in the weighted average duration of the Funds' holdings are not likely to be so large as to cause them to fall outside the ranges specified above. However, there is no assurance that deliberate changes in a Fund's weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a manager's decision to increase the duration of its segment of the Bond Fund could reduce the Fund's return if interest rates in the economy generally rise following the manager's duration-lengthening trades.

Hedging and Income Enhancement Strategies. Each Fund may engage in various portfolio strategies to: (1) enhance the Fund's income or total return; (2) reduce certain risks of its investments; (3) adjust exposure to particular securities or currencies to more closely reflect such securities' or currencies' exposure in the Fund's benchmark; or (4) create suitable market exposure for temporary cash balances.

Foreign Currency Hedging or Income Enhancement Strategies. Each Fund may enter into forward foreign currency exchange contracts and may purchase and sell exchange-traded and over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies or to adjust the exposure to a particular currency to more closely reflect the exposure of that currency in the Fund's benchmark. An example of a transaction entered into for hedging purposes would be the sale of Yen futures contracts to partially offset the currency exchange risk inherent in Yen-denominated stocks owned by the International Equity Fund. An example of a transaction entered into to adjust exposure to more closely reflect a Fund's benchmark would be the purchase of Deutschemark futures contracts to increase the International Equity Fund's exposure to Deutschemarks above the level produced by the Fund's purchase of Deutschemark-denominated stocks. The use of the hedging or investing techniques described in this paragraph could cause the net exposure of each Fund to any one currency to differ from that of its total assets denominated in such currency. Each Fund may decide whether to hedge foreign currency positions or adjust currency exposure to more closely reflect the exposure of a currency in the Fund's benchmark. Each Fund may also engage in foreign currency transactions, including the speculative purchase or sale of foreign currency futures or options contracts, in an effort to profit from anticipated changes in the relation between or among the rates of exchange between various currencies of the countries in which they are permitted to invest.

Interest Rate Hedging. In order to hedge against changes in interest rates, and in connection with the duration management strategies described above, the Multi-Asset, Bond, and Short-Term Funds may purchase and sell exchange-traded or OTC put and call options on any debt security in which they are permitted to invest or on any security index or other index based on the securities in which they may invest, and may purchase and sell financial futures contracts for the future delivery of debt securities or contracts based on financial indices, and options on such futures.

Income   Enhancement   Strategies.    These   strategies   are
described  in  the   subsection   below   entitled   TYPES  OF
INVESTMENTS--Derivative   Securities--Options.   Each  Fund  may
also seek to enhance its income by engaging in securities lending, which is described in the subsection below entitled INVESTMENT TACTICS--Securities Lending.

         Primary Risks of Hedging and Income Enhancement  Strategies  Generally:
         These strategies typically require participation in the options or futures markets or in currency exchange transactions. As such, these strategies entail risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Money Manager's expectations respecting movements in the direction of the securities, foreign currency, or bond markets are inaccurate, the strategy may leave the Fund in a worse position than if the strategy were not used. Risks inherent in the use of options, foreign currency and futures contracts, and options on futures contracts include: (1) dependence on the Money Manager's ability to anticipate correctly movements in the direction of interest rates, securities prices, and currency markets;
         (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Moreover, hedging transactions that are not entered into on a U.S. or foreign exchange may subject a Fund to exposure to the counterpartyOs credit risk.

INVESTMENT TACTICS. As multi-manager funds, each TIP Fund employs a variety of investment tactics, including those described immediately below and in Appendix A entitled MONEY MANAGER AND COMMINGLED INVESTMENT VEHICLE PROFILES.

Dollar Roll Transactions. Dollar roll transactions are transactions with selected banks and registered broker-dealers in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously enters into an agreement to repurchase mortgage-backed securities on a specified future date at the same price. During the roll period, the Fund foregoes principal and interest paid on the securities in return for use of the proceeds received on the sale of these securities. The transaction will entail a gain (or loss) to the extent that earnings on the cash proceeds of the sale exceed (are less than) transaction costs plus the repurchase price. If the Fund agrees to repurchase substantially similar (same type and coupon) securities, the dollar roll will be treated as a borrowing (i.e., a financing transaction) rather than a purchase of securities on a forward basis. The Fund will segregate an amount of cash, U.S. government securities, or other acceptable assets equal in value to its obligations in respect of dollar rolls.

         Primary Risks: In addition to interest rate risk (defined below), dollar roll transactions involve counterparty credit risk. The Fund receives the cash proceeds of the initial sale; but in the event of counterparty insolvency, its exposure is similar to that of a forward purchase commitment.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date at a higher price reflecting an agreed upon interest rate. The term of these agreements is usually from overnight to one week and never exceeds one year. Repurchase agreements may be viewed as fully collateralized loans of money by a Fund to the selling counterparty. The Fund receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. Repurchase agreements held for more than seven days are deemed by the Commission to be illiquid.

         Primary Risks: In addition to interest rate risk, a repurchase agreement involves counterparty credit risk. In the event of counterparty failure to perform or insolvency, cash transferred to the counterparty may not be recoverable, and realization on securities held in exchange may be delayed or otherwise restricted.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund transfers possession of a security that the Fund owns to a bank or registered broker-dealer in exchange for cash or high grade liquid debt obligations with a market value at least equal to the security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price reflecting the interest rate effective for the term of the agreement. Reverse repurchase agreements may be viewed as the economic equivalent of fully collateralized loans of money to a Fund by the counterparty. The Fund will segregate an amount of cash, U.S. government securities, or other acceptable assets equal in value to its obligations in respect of reverse repurchase agreements.

         Primary Risks: In addition to interest rate risk, a reverse repurchase agreement involves counterparty credit risk. In the event of counterparty failure to perform or insolvency, securities transferred to the counterparty may not be recoverable, and realization on cash or liquid assets held in exchange may be delayed or otherwise restricted.

Securities Lending. Each Fund may lend its securities to brokers, dealers, domestic and foreign banks, or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral at least equal to the market value of the securities loaned plus accrued interest or income. Cash collateral received by the Fund will be invested in high grade liquid debt securities. The Fund will retain most rights of beneficial ownership, including dividends, interest, or other distributions on the loaned securities. Voting rights may (but typically do not) pass with the lending. The Funds will call loans to vote proxies if a material issue affecting the investment is to be voted upon. A Fund will not enter into securities loan transactions exceeding in the aggregate 331/3% of the market value of the Fund's total assets (including collateral received in connection with any loans).

         Primary Risks: In addition to interest rate risk, a securities loan involves counterparty credit risk similar to that involved in a reverse repurchase agreement. In the event of counterparty failure to perform or insolvency, securities loaned to the counterparty may not be recoverable, and realization of cash or liquid assets held as collateral may be delayed or otherwise restricted.

Short Selling. Each Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Money Managers with flexibility to: (1) reduce certain risks of a Fund's portfolio holdings; and (2) increase a Fund's total return.

Mechanics of Short Sales. To complete a short sales transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security, which generally entails purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. The Fund also may be required to pay a premium to borrow the security. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. To the extent that a Fund has sold securities short, it will: (1) maintain a daily segregated account, containing cash or U.S. Government securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; and (2) enter into long futures contracts on securities of the type represented in the Fund's benchmark index to the extent necessary to ensure that the combination of such contracts, plus any amounts deposited in the segregated account or with the broker as collateral, produce investment returns approximately equal to the returns that would be produced were the deposits plus the collateral invested directly in the securities underlying the contracts. The purpose of such futures transactions is to ensure that short sales do not undermine a Fund's capacity to remain substantially fully invested in securities of the type represented in its benchmark index. A Fund may not enter into short sales exceeding 25% of the net equity of the Fund and may not acquire short positions in securities of a single issuer if the value of such positions exceeds the lesser of 2% of the securities of any class of any issuer. The foregoing restrictions do not apply to the sale of securities if the Fund contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold.

         Primary Risks: A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any loss will be increased by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale. Unlike long positions, where the potential loss is limited to the purchase price, the potential loss from a short sale transaction is unlimited unless accompanied by the purchase of an option to buy the security at a specified price.

TYPES OF INVESTMENTS

Equity Securities. This subsection describes the characteristics and primary risks of certain equity securities in which the Funds may invest. The special characteristics and primary risks of foreign equities are described below in the subsection entitled OTHER Instruments-- Foreign Securities.

         Primary Risks of Investing in Equity Securities Generally: As mutual funds investing in equity securities, the Multi-Asset, International Equity, Emerging Markets, and U.S. Equity Funds are subject to stock market risk, i.e., the possibility that common stock prices will decline over short or extended periods. Both the U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

Growth Stocks. Growth-oriented stocks are the stocks of companies that are believed to have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a favorable industry position, and superior management.

         Primary Risks: Growth stocks tend to be more volatile and more sensitive to market swings than the average stock, and will often underperform the overall stock market during periods when investor time horizons generally are shrinking and stock prices generally are falling.

Value Stocks. Value-oriented stocks have lower price multiples (either price/earnings or price/book) than other stocks in their industry and can sometimes also display weaker fundamentals such as growth of earnings and dividends.

         Primary Risks: Value stocks tend to be of lower quality than the average stock, and will often underperform the overall stock market during periods when investor time horizons generally are expanding and stock prices generally are rising.

Small  Capitalization   Stocks.  Small  capitalization  stocks
are defined for TIP's purposes as those stocks with market capitalizations of less than $300 million.

         Primary Risks: Small capitalization stocks tend to be more volatile and more sensitive to market swings than the average stock, and will often underperform the overall stock market during periods of general market weakness. Among the reasons for greater price volatility of small capitalization stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks.

Warrants. Warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term.

         Primary Risks: Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.

Debt Securities. This subsection describes the characteristics and primary risks of certain debt securities in which the Funds may invest. The special characteristics and primary risks of foreign debt securities are described in the subsection below entitled OTHER INSTRUMENTS-- Foreign Securities.

         Primary Risks of Investing in Debt Securities Generally: Investing in debt securities subjects the Funds to interest rate, prepayment, and credit risks.

         Interest Rate Risk: Interest rate risk is the risk of fluctuations in bond prices due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. As a mutual fund that attempts to outperform the Lehman Aggregate Bond Index N an index with an intermediate-term average weighted maturity N the Bond Fund is expected to be subject to a moderate-to-high level of interest rate risk, as is that portion of the Multi-Asset Fund normally invested in bonds (see the subsection above entitled Duration Management).

         Prepayment Risk: Prepayment risk is the possibility that, during periods of declining interest rates, higher-yielding securities with optional prepayment rights will be repaid before scheduled maturity, and a Fund will be forced to reinvest the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not enjoy as large a gain in market value as other bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

         Credit Risk: Credit risk is the risk that an issuer of securities held by a Fund will be unable to make payments of interest or principal. The credit risk assumed by a Fund is a function of the credit quality of its underlying securities. The average credit quality of the Bond Fund, and of that portion of the Multi-Asset Fund normally invested in bonds, is expected to be very high, and thus credit risk, in the aggregate, should be low. The average credit quality of the Short-Term Fund is expected to be high also, but not as high as the Bond Fund or the bond segment of the Multi-Asset Fund due to these two portfoliosO (i.e., the Bond Fund as a whole and the bond segment of the Multi-Asset Fund) expected heavier average weightings in government obligations. All Funds will also be exposed to event risk, the risk that corporate debt securities held by them may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firmOs existing debt securities may decline significantly. While event risk may be high for certain securities held by the Funds, event risk for each Fund in the aggregate should be low because of the number of issues expected to be held by each Fund. For further discussion of credit and event risk, see Lower-Rated Debt Securities below.

Bank Obligations. Each Fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankersO acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The Short-Term Fund may, from time to time, concentrate more than 25% of its assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by U.S. (domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulations as U.S. banks; and foreign branches of U.S. banks, if FAI or a Money Manager determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments.

         Primary Risks: Bank obligations entail varying amounts of interest rate
         and  credit  risk,  with  the  lowest-rated  and   longest-dated   bank
         obligations entailing the greatest risk of loss to a Fund.

Foreign Government and International and Supranational Agency Debt Securities. Each Fund may purchase debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies, and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Lower-Rated Debt Securities. Each Fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of the Short-Term Fund and not more than 10% of the other Funds may be invested in securities that are rated below investment grade. "Investment grade" means a rating of "BBB" or better by S&P, "Baa" or better by Moody's in the case of securities; "B" or better by Thomson Bankwatch in the case of bank obligations; or "A-1" or better by S&P or "Prime-1" or better by Moody's in the case of commercial paper; or similarly rated by IBCA Ltd. ("IBCA") in the case of foreign bank obligations. Debt securities rated Baa by Moody's are considered to have speculative characteristics. Money Managers will be obligated to liquidate in a prudent and orderly manner debt security portfolio holdings whose ratings fall below investment grade if, as a result of such downgrades, more than 10% of the Bond Fund's assets or 5% of the Short-Term Fund's assets allocated to the Money Manager are invested in debt securities that are rated below investment grade. Securities rated below investment grade are often referred to as "high yield" or "junk" bonds. See Appendix D for a description of security ratings.

         Primary Risks: The market values of lower-rated debt securities tend to reflect individual corporate developments (or, in the case of lower-rated securities of foreign governments, governmental developments) to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates; and lower-rated securities tend to be more sensitive to general economic conditions than are higher-rated securities.

Mortgage-Backed Securities and Other Asset-Backed Debt Securities. Mortgage-backed debt securities are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. Each Fund will purchase only asset-backed securities that FAI or a Money Manager determines to be liquid. No Fund will purchase non-mortgage, asset-backed securities that are not rated at least "AA" by S&P or "Aa" by Moody's, or determined by FAI or a Money Manager to be of comparable quality.

         Primary Risks: An important feature of mortgage- and other asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Municipal Debt Securities. Each Fund may, from time to time, purchase municipal debt securities when, in a Money Manager's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of any Fund's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to Members in the same manner as distributions derived from taxable debt securities.

Pay-In-Kind and Zero Coupon Debt Securities. Each Fund may invest in pay-in-kind debt securities (bonds that pay interest through the issuance of additional bonds) and zero coupon debt securities (bonds that pay no interest but are sold at discounted original issue prices). These bonds may be unrated or rated below investment grade; debt securities rated below investment grade will only be purchased within the limits (specified above in Lower-Rated Debt Securities) governing such investments.

         Primary Risks: Because they do not pay interest until maturity, pay-in-kind and zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Additionally, for tax purposes, these securities accrue income daily even though no cash payments are received, which may require a Fund to sell securities that would not ordinarily be sold to provide cash for the Fund's required distributions. Pay-in-kind bonds tend to be low rated and entail the risks described above in the subsection entitled Lower-Rated Debt Securities.

U.S.  Treasury  and  Other  U.S.   Government  and  Government
Agency Debt Securities. U.S. Government securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies, or instrumentalities and supported by the full faith and credit of the United States. These securities include those issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Student Loan Marketing Association) or by its own credit standing (e.g., FNMA). Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress.

         Primary Risks: The basic principles of bond prices described in the subsection above entitled Primary Risks of Investing in Debt Securities Generally apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Like other debt securities, Government-guaranteed securities will fluctuate in value when interest rates change and may involve prepayment risk.

Derivative, Synthetic, and When-Issued Securities and Forward Commitments. Each Fund may invest in derivative, synthetic, and when-issued securities, and may make forward commitments, subject to certain limitations described below and in INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS. This subsection describes the types of derivative, synthetic, and when-issued securities in which the Funds may invest, and the forward commitments they may make; the so-called coverage requirements to which such positions will be subject; and certain noteworthy risks associated with them. A more complete discussion of some of these instruments and their associated risks appears in the section entitled SUPPLEMENTAL DISCUSSION OF POLICY IMPLEMENTATION AND RISKS in the Statement of Additional Information.

Coverage Requirements on Derivative Securities. All options on securities, securities indices, other indices, and foreign currency written by a Fund constitute commitments by the Fund and are required to be covered. For example, when a Fund sells a "call option" (defined below), during the life of the option the Fund must own or have the contractual right to acquire the securities or foreign currency subject to the option, or, subject to any regulatory restrictions, maintain with TIP's Custodian in a segregated account cash or liquid high-grade securities in an amount at least equal to the market value of the securities or foreign currency underlying the option. When a Fund writes a "put option" (also defined below), the Fund will, subject to any regulatory restrictions, maintain with TIP's Custodian in a segregated account cash, U.S. Government securities, or other acceptable assets in an amount at least equal to the exercise price of the option.

All futures and forward currency contracts purchased or sold by a Fund also constitute commitments by the Fund and are required to be covered. For example, when a Fund purchases a "futures contract" or "forward contract" (discussed in further detail in the Statement of Additional Information), the Fund will deposit an amount of assets in a segregated account with TIP's Custodian so that the amount so segregated plus the amount of initial and variation margin held for the account of its broker, if applicable, equal the market value of the futures or forward currency contract. Assets maintained in segregated accounts discussed here and elsewhere in this Prospectus may consist of cash, cash equivalents, liquid high-grade securities, or other acceptable assets. When a Fund sells a forward currency contract, during the life of the contract the Fund will own or have the contractual right to acquire the foreign currency subject to the forward currency contract or debt securities denominated therein, or will maintain with TIP's Custodian in a segregated account cash, U.S. Government securities, or other acceptable assets so that the amount so segregated plus the amount of margin held for the account of its broker at least equals the market value of the foreign currency underlying the forward currency contract. If the market value of the contract moves adversely to the Fund, or if the value of the securities in the segregated account declines, the Fund will be required to deposit additional cash or securities in the segregated account even at times when it may be disadvantageous to do so. Segregation requirements apply to forward buys and forward sells. However, when a forward buy is made to close a forward sell, or vice versa, only the net difference must be segregated until settlement date.

Futures Contracts and Options on Futures Contracts. The Funds are permitted to enter into financial futures contracts and related derivative securities ("futures contracts") in accordance with their investment objectives. A "financial futures contract" is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bonds, notes, or bills, commercial paper, bank certificates of deposit, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract which cancels the original contract to make or take delivery. The Funds may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. Upon entering into a futures contract, a Fund is required to deposit the margin amount with its custodian for the benefit of the futures broker as collateral for performance of the contract and to maintain daily the margin collateral in an agreed amount.

         Primary Risks: Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends still may not result in a successful transaction. Although TIP believes that use of futures contracts will benefit the Funds, if predictions about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. Additional risks of participation in the futures markets are described in the subsection above entitled INVESTMENT STRATEGIES--Hedging and Income Enhancement Strategies and in the section of the Statement of Additional
         Information entitled SUPPLEMENTAL DISCUSSION OF POLICY IMPLEMENTATION AND RISKS.

Options. Each Fund may invest in options. There are two types of options: calls and puts. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

The Multi-Asset, International Equity, Emerging Markets, and U.S. Equity Funds may purchase and write (sell) options on stocks, stock indices, and foreign currencies. These options may be traded on national securities exchanges or in the over-the-counter market. Options on a stock index are similar to options on stocks except that there is no transfer of a security upon exercise of the option and settlement is in cash. The Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that a Fund owns against a decline in market value, and purchase call options in an effort to protect against an increase in the price of securities (or currencies) which that Fund intends to purchase. The Multi-Asset, Bond, and Short-Term Funds may write covered put and call options on U.S. Government securities to generate additional income through the receipt of premiums and may purchase both put options in an effort to protect the value of securities each Fund holds against a decline in market value and call options to offset the impact of mortgage prepayments on market value. All options purchased or sold by the Multi-Asset, Bond, or Short-Term Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

         Primary Risks: The benefit to a Fund from the purchase of options will be reduced by the amount of the premium and related transaction costs. In addition, where markets or currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in options that would require them to forego a portion or all of the benefits of advantageous changes in such markets or rates. Additional risks of participation in the options markets are described in the subsection above entitled INVESTMENT STRATEGIES--Hedging and Income Enhancement Strategies and in the section of the Statement of Additional Information entitled SUPPLEMENTAL DISCUSSION OF POLICY IMPLEMENTATION AND RISKS.

Foreign Currency Warrants. Foreign currency warrants such as currency exchange warrants (OCEWsO) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace.

         Primary Risks: The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). In addition, foreign currency warrants are subject to other risks associated with foreign securities, including risks arising from complex political or economic factors.

Indexed Notes, Currency Exchange-Related Securities, and Similar Securities. Each Fund may purchase notes, the principal amount of which and/or the rate of interest payable on which is determined by reference to an index, which may be:
(1) the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies; (2) the difference in the price or prices of one or more specified commodities on specified dates; or (3) the difference in the level of one or more specified stock indices on specified dates. Each Fund may also purchase principal exchange rate-linked securities, performance-indexed paper and foreign currency warrants. These instruments and their associated risks are discussed in the section entitled SUPPLEMENTAL DISCUSSION OF POLICY IMPLEMENTATION AND RISKS in the Statement of Additional Information.

Interest Rate and Currency Swaps. An interest rate swap is an agreement to exchange the interest income generated by one fixed income instrument for the interest income generated by another fixed income instrument. The payment streams are calculated by reference to a specified index and agreed- upon notional amount. The term "specified index" includes fixed interest rates and prices, interest rate indices, fixed income indices, stock indices, and commodity indices (as well as amounts derived from arithmetic operations on these indices). Swap opportunities are available only from a limited number of counterparties and involve counterparty credit risk. A Fund will not engage in interest rate or currency swaps to the extent that the value of the positions underlying such transactions represent more than 15% of the Fund's assets. If a Fund engages in interest rate or currency swaps it will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to such accrued excess.

When-Issued and Forward Commitment Securities. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities, or other acceptable assets equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. Like futures contracts, they are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

         Primary Risks: Apart from market risk, when-issued or forward commitment transactions involve counterparty risk and, in the event of failure of performance or insolvency, accrued profits in a position may not be available to a Fund.

Synthetic Securities. The Bond and Short-Term Funds may combine investments in securities denominated in a given currency with forward contracts in order to achieve desired credit and currency exposures. Such a combination is referred to herein as a "synthetic security." To construct a synthetic security, a Fund will enter into a forward contract for the purchase of a given currency (the "Purchase Currency") at some future date against payment in another currency (the "Sale Currency"). Simultaneously therewith, a Fund will purchase a security denominated in the Sale Currency with a maturity date and amount payable at maturity that coincides with the delivery date and amount of the forward contract. The Fund will use the amount payable at maturity of the security to satisfy its obligation to deliver Sale Currency. Since the amount of Sale Currency payable at maturity of the security will be exchanged for a specified amount of Purchase Currency, the overall effect of the security and foreign exchange transactions is similar to the purchase of a security denominated in the Purchase Currency. The effect of the forward contract may be to increase or decrease the return on the investment in the security, depending on changes in exchange rates between the purchase date and the maturity date.

         Primary Risks: The primary risks associated with utilization of synthetic securities arise from the fluctuation of the exchange rates between the Purchase and Sale Currencies during the period the synthetic security is maintained, the matching of the principal and interest from the security with the related forward contract and the credit risks associated with the issuer of the security and the forward contract counterparties. In addition, to the extent a synthetic security is unwound prior to the maturity of the security, the Fund is exposed to market risk with respect to the value of the security and to currency exchange risk with respect to the offsetting transaction. Certain of these risks are described in more detail below. The value of securities denominated in foreign currencies may differ from their United States dollar equivalents as a consequence of market movements in the value of these currencies between the date on which the security was purchased and the date on which it matures. These differences may be accentuated with respect to synthetic securities by changes in the relative values of the currencies subject to the forward contracts. TIP believes that the management of synthetic securities and the risks attendant thereto are not substantively different from the management and risks of foreign currency-denominated securities generally.

OTHER INSTRUMENTS

Convertible Securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in common stock into which the security may be converted.

         Primary Risks: The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Foreign Securities Generally. Foreign securities include equity, debt, or derivative securities denominated in currencies other than the U.S. dollar, including any single currency or multi-currency units, plus ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities.

When investing in foreign securities, all Funds with the exception of the Emerging Markets Fund will invest primarily in securities denominated in the currencies of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom, as well as securities denominated in the European Currency Unit. The Multi-Asset, International Equity, and U.S. Equity Funds may also invest selectively in, and the Emerging Markets Fund will invest primarily in, emerging market securities as defined below. Under certain adverse conditions, each Fund may restrict the financial markets or currencies in which its assets are invested and it may invest its assets solely in one financial market or in obligations denominated in one currency.

         Risks Associated with Foreign Securities Generally. Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of United States entities. A Fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Fund will seek to minimize such withholding taxes whenever practical. Members may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States taxes if more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations (see TAX CONSIDERATIONS).

         Risks Associated with Currency Exchange Rate Changes. Changes in foreign currency exchange rates may affect the value of investments of a Fund. While a Fund may hedge its assets against foreign currency risk, no assurance can be given that currency values will change as predicted, and a Fund may suffer losses as a result of this investment strategy. As a result of hedging techniques, the net exposure of each such Fund to any one currency may be different from that of its total assets denominated in such currency. The foreign currency markets can be highly volatile and subject to sharp price fluctuations. Since each of the Funds may invest in such instruments in an effort to enhance total return, each such Fund will be subject to additional risks in connection with the volatile nature of these markets to which the other Funds are not subject (see also the subsection above entitled Hedging and Income Enhancement Strategies). Although denominated in U.S. dollars, ADRs entail essentially the same foreign currency exchange risks as direct investments in the underlying foreign common stocks. For example, if the Japanese yen falls by 5% relative to the U.S. dollar, but the yen price of shares of Hitachi Ltd. remains unchanged in Tokyo trading, price arbitraging transactions by global investors will likely cause the U.S. dollar price of Hitachi Ltd. ADRs to fall by approximately 5% also (albeit perhaps with certain leads and lags).

Emerging Markets Securities. For purposes of their investment policies, the Funds define an emerging market as any country, the economy and market of which is generally considered to be emerging or developing by MSCI or, in the absence of an MSCI classification, by the World Bank. Under this definition, the Funds consider emerging markets to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

         Primary Risks: The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than that provided by more developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Illiquid and Restricted Securities. Under the 1940 Act, each Fund may invest up to 15% of the value of its assets in illiquid assets. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the Fund within seven days of the date a decision to sell them is made. Securities treated as illiquid assets include: over-the-counter options; repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days; loan participations; securities without readily available market quotations, including interests in private commingled investment vehicles in which a Fund might invest; and certain restricted securities. Illiquid and restricted securities, including private placements, are generally subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers."

TIP's board may consider certain restricted securities, including but not limited to Rule 144A and Section 4(2) commercial paper, liquid if such securities meet specified criteria established by TIP's board.

         Primary Risks: Due to the absence of an organized market for such securities, interim valuations of the market value of illiquid securities used in calculating Fund net asset values for purchases and redemptions can diverge substantially from their true value, notwithstanding the application of appraisal methods deemed appropriate and prudent by TIP's board and the Funds' independent accountants. Due to possible restrictions on the transferability of illiquid securities, forced liquidation of such securities to meet redemption requests could produce large losses.

Securities Denominated in Multi-National Currency Units or More than One Currency. Each Fund may invest in securities denominated in a multi-national currency unit, such as the European Currency Unit, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization. Each Fund may also invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation.

Non-Diversified Status. Each Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Members (see TAX CONSIDERATIONS). To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and the securities of other regulated investment companies are not subject to these limitations. Because a Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in a Fund may present greater risk to an investor than an investment in a diversified company.

Year 2000 Problem. Like other mutual funds, financial and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers or money managers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." FAI, AMT Capital, and IBT are taking steps that they deem reasonable to address the Year 2000 Problem with respect to their own computer systems and to obtain reasonable assurances that comparable steps are being taken by the Funds' Money Managers and other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.


==============================================================
                  PURCHASES AND REDEMPTIONS
==============================================================

GENERAL INFORMATION. Purchases and redemptions of shares in the Funds include no sales charges. However, the Multi-Asset, International Equity, Emerging Markets, and U.S. Equity Funds assess entry and exit fees (described immediately below).

ENTRY AND EXIT FEES ON PURCHASES AND REDEMPTIONS OF SHARES IN EQUITY FUNDS. While there are no sales commissions (loads) or 12b-1 fees, the U.S. Equity Fund assesses entry and exit fees of 0.25% of capital invested; the Multi-Asset and International Equity Funds assess entry and exit fees of 0.75%; and the Emerging Markets Fund assesses entry and exit fees of 1.00%. These fees, which are paid to the Funds directly, not to FAI or other vendors supplying services to the Funds, are designed to allocate transactions costs associated with purchases and redemptions to Members actually making such purchases and redemptions rather than to the Funds' other Members. These fees are deducted automatically from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at FAI's discretion when the purchase or redemption will not result in significant transaction costs for the affected Fund (e.g., for transactions involving in-kind purchases and redemptions). The Funds reserve the right to redeem in-kind in readily marketable securities in accordance with the CommissionOs procedures any redemption request by a Member if the aggregate market value of the shares being redeemed by that Member during any 90-day period exceeds the lesser of $250,000 or 1% of the Fund's net asset value during such period.

Rationale for Entry and Exit Fees. The entry and exit fees represent FAI's estimate of the probable average costs over time to the Funds of portfolio transactions necessitated by purchases and redemptions. These costs include: (1) brokerage commissions; (2) market impact costs, i.e., the increase or decrease in market prices which may result when a Fund purchases or sells securities; and
(3) the effect of the "bid-ask" spread in over-the-counter markets. (Securities in over-the-counter markets are typically bought at the "ask" or purchase price, but are valued in each Fund at the mean of the "bid," or sale, and "ask" prices; similarly, securities in the over-the-counter markets are typically sold at the "bid" or sale price, but are valued in each Fund at the mean of this "bid" price and the "ask" or purchase price.) Without these fees, the Funds would incur these costs directly, resulting in reduced investment performance for all Members. With these fees, the costs of acquiring or liquidating securities are borne not by all existing Members, but only by those Members making purchases or redemptions. Because the costs of acquiring or liquidating debt securities are generally very small, the Bond and Short-Term Funds do not assess entry and exit fees.

OFFERING DATES, TIMES AND PRICES. The offering of shares of TIP is continuous and purchases of shares may be made on the days when the New York Stock Exchange, the Federal Reserve Bank of New York, the Distributor, the Administrator, the Transfer Agent, and the Custodian are all open for business, which is Monday through Friday, except for holidays (hereinafter, "Business Day"). Shares of each Fund may be purchased at the net asset value per share of the Fund next determined after an order and payment are received, the order has been accepted, and any applicable entry fee has been deducted. Each Fund's net asset value is determined on the basis of market prices. All purchases, except in-kind purchases, must be made in U.S. dollars. The Funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when AMT Capital Services, Inc. receives a completed Account Application (and other required documents) and funds become available to TIP in TIP's account with the Custodian as set forth below.

MINIMUMS. The minimum initial investment in each Fund is $100,000, with the exception of the Short-Term Fund which has a minimum initial investment of $50,000. The individual Fund minimum may be waived if a Member invests at least $500,000 in any combination of TIFF Funds. Subsequent purchases and exchanges have a minimum of $5,000. Minimums may be waived for FAI employees. Redemptions may be made in any amount.

ORDER AND PAYMENT PROCEDURES. Purchases may be made on any Business Day by wiring federal funds to the Funds' Custodian and Transfer Agent, Investors Bank & Trust Company, Boston, Massachusetts. In order to purchase shares on a particular Business Day, a purchaser must call FAI at 800-984-0084 prior to 11:00 a.m. Eastern time to inform TIP of the incoming wire transfer and must clearly indicate which Fund is to be purchased. If federal funds are received by TIP by 1:00 p.m. Eastern time, the order will be effective on that day. If TIP receives notification after 11:00 a.m. Eastern time, or if federal funds are not received by the Transfer Agent by 1:00 p.m. Eastern time, such purchase order shall be executed as of the date that federal funds are received by 1:00 p.m. Eastern time. Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If funds are not converted the same day, they will be converted the next business day.

REDEMPTION PROCEDURES. TIP will redeem all full and fractional shares of each Fund upon request of Members. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as defined below. If such notice is received by the Transfer Agent by 11:00 a.m. Eastern time on any Business Day, the redemption will be effective and payment, less any applicable exit fee, will be made within seven calendar days, but generally on the day following receipt of such notice for the U.S. Equity, Bond, and Short-Term Funds, and generally on two business days following receipt of such notice for the Multi-Asset, International Equity, and Emerging Markets Funds. If the notice is received on a day that is not a Business Day or after 11:00 a.m. Eastern time, the redemption notice will be deemed received as of the next Business Day. Redemptions may be executed in any amount requested by the Member up to the amount such Member has invested in TIP. To redeem shares, a Member or any authorized agent (so designated on the Account Application) must provide FAI with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the Member on its Account Application), the name of the Member, and the Member's account number.

Telephone Redemption Option. A telephone redemption option is made available to Members of TIP on the Account Application. A Member may request a redemption by calling FAI at 800-984-0084. TIP, FAI, AMT Capital Services, or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If TIP does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. TIP, FAI, AMT Capital Services, or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. TIP will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions. The Funds reserve the right to redeem in-kind (subject to the CommissionOs procedures) shares of a Fund redeemed in a single transaction by an individual Member if the aggregate market value of the shares being redeemed by that Member during any 90-day period exceeds the lesser of $250,000 or 1% of the Fund's net asset value during such period. Redemptions in-kind entail the distribution to a redeeming Member of readily marketable securities held by the Fund whose shares it seeks to redeem, selected by FAI in its discretion, as opposed to the cash distributions normally made to redeeming Members.


EXCHANGE PRIVILEGE. Shares of a Fund may be exchanged for shares of any other of the TIFF Funds based on the respective net asset values of the shares involved in the exchange. The minimum for such an exchange is $5,000. An exchange order is treated the same as a redemption followed by a purchase for tax purposes and for purposes of determining whether an entry or exit fee should be assessed. Investors who wish to make exchange requests should telephone FAI. The exchange privilege is available only in states where the exchange legally may be made.

WIRE TRANSFER INSTRUCTIONS. Wire transfer instructions are provided in the Account Application that accompanies this Prospectus or can be obtained by contacting FAI. A Member's bank may impose its own fee for processing either outgoing wires (in connection with purchases of Fund shares) or incoming wires (in connection with redemptions of Fund shares). A Member may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to FAI with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by FAI, AMT Capital Services, or the Transfer Agent.



                           DIVIDENDS AND DISTRIBUTIONS


                           Multi-       International      Emerging           U.S.                              Short-
                           Asset            Equity         Markets           Equity              Bond            Term
Dividends
   Declared            Semi-Annually    Semi-Annually      Annually         Quarterly           Daily            Daily

   Reinvested          July/December    July/December      December        April/July/      Last Business    Last Business
                                                                        October/December     Day of Month    Day of Month

   Paid                July/December    July/December      December        April/July/      First Business  First Business
                                                                        October/December     Day of Month    Day of Month
Capital Gains
   Declared               Annually         Annually        Annually         Annually           Annually        Annually
   Reinvested             December         December        December         December           December        December
   Paid                   December         December        December         December           December        December



INTENDED DISTRIBUTION SCHEDULE. Each Fund intends to distribute to its Members substantially all of its net investment income and its net realized long- and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. The intended payment schedules are summarized in the preceding table. In order to satisfy certain distribution requirements, a Fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December, to Members of record in such month. Such distributions, if paid to Members by January 31 of the following calendar year, are deemed to have been paid by a Fund and received by Members on December 31 of the year in which they were declared. TIP will seek to provide to Members as much notice as possible regarding the timing of all distributions.

DISTRIBUTION OPTIONS. Members may elect from among several options for handling dividends and capital gains paid to them by each Fund in which they invest:

Option 1 N Reinvest. Dividends and capital gains are automatically reinvested in additional shares of a Fund at the net asset value per share according to the schedule listed above.

Option 2 N Receive Cash. Dividends and capital gains are paid in cash according to the schedule listed above.

Option 3 N Receive Dividends in Cash and Reinvest Capital Gains. Dividends are paid in cash and capital gains are automatically reinvested in additional shares of a Fund at the net asset value per share according to the schedule listed above.

ADDITIONAL REDEMPTION OPTIONS. At the suggestion of numerous grantmaking officers with which it has consulted, TIP also offers various redemption options to accommodate Members' spending needs. The options are elected while completing the Account Application. Members wishing to adopt a fixed dollar amount or percentage distribution should contact FAI to arrange for such specific distributions. Members can change their distribution options by contacting FAI in writing by the record date of the applicable dividend.

Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends and capital gains, a portion of its investment will be classified as a taxable distribution (regardless of whether it reinvests distributions or takes them in cash).


==============================================================
                      TAX CONSIDERATIONS
==============================================================

The following discussion is for general information only. Members and prospective Members should consult with their own tax advisers as to the tax consequences of an investment in a Fund, including the status of distributions from each Fund under applicable state or local laws.

FEDERAL TAXES. Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under the Code. To qualify, a Fund must meet certain income, distribution, and diversification requirements. In any year in which a Fund qualifies as a RIC and distributes all of its taxable income on a timely basis, the Fund generally will not pay U.S. federal income or excise tax. Each Fund intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the Fund and distributing those shares to its Members, unless a Member elects, on the Account Application Form, to receive cash payments for such distributions.

Tax Treatment of Distributions. Dividends paid by a Fund from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. Member as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable in computing a Member's federal income tax liability). Any distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated as capital gain dividends are taxable to Members as long-term capital gains, regardless of how long they have held their Fund shares. Dividends are taxable to Members in the same manner whether received in cash or reinvested in additional Fund shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November, or December with a record date in any such month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Members in the calendar year in which the distributions are declared, rather than the calendar year in which they are received. Each Fund will inform Members of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.



Tax Treatment of Capital Transactions. Any gain or loss realized by a Member upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in a complete liquidation of the Fund, generally will be a capital gain or loss which will be long term or short term, generally depending upon the Member's holding period for the shares.


Back-Up Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to Members who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Member's U.S. federal income tax liability. Corporate Members and certain other Members [including organizations exempt from federal income taxation under Code section 501(a)] are exempt from backup withholding.

FOREIGN INCOME TAXES. Income and gains received by the Funds from sources within foreign countries may be subject to foreign withholding and other income taxes. Because, with the possible exception of the International Equity, Emerging Markets, and Multi-Asset Funds, it is not expected that more than 50% of the value of a Fund's total assets at the end of its taxable year will consist of stocks and securities of foreign corporations, it is not expected that these Funds will be eligible to elect to "pass through" to their Members the amount of foreign income and similar taxes paid by these Funds. In the absence of such an election, the foreign taxes paid by a Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund will be treated as U.S. source income.

In the event that a Fund is eligible to and elects to "pass through" to its Members the amount of foreign income and similar taxes paid by the Fund, Members will be required to: (1) include in gross income, even though not actually received, their respective pro rata share of such foreign taxes paid by the Fund; (2) treat their pro rata share of such foreign taxes as paid by them; and
(3) either deduct their pro rata share of such foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. taxes (but not both). Each Member of a Fund will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Fund will Opass throughO for that year, and, if so, the amount of each Member's pro rata share (by country) of the foreign taxes paid and the Fund's gross income from foreign sources. Members who are not liable for federal income taxes other than the excise tax applicable to the net investment income of private foundations will not be affected by any such Opass throughO of foreign tax credits.

STATE AND LOCAL TAXES. A Fund may be subject to state, local, or foreign taxation in any jurisdiction in which it may be deemed to be doing business. Fund distributions may be subject to state and local taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities, and instrumentalities may be exempt from state and local taxes in certain states. Members should consult their own tax advisers regarding the particular tax consequences of an investment in a Fund.

Further information relating to tax consequences is contained in the Statement of Additional Information.


==============================================================
             MEMBER VOTING RIGHTS AND PROCEDURES
==============================================================

Each Member has one vote in Director elections and on other matters submitted to Members for their vote for each dollar of net asset value held by the Member. Matters to be acted upon that affect a particular Fund, including approval of the advisory and manager agreements with FAI and the Money Managers, respectively, and the submission of changes of fundamental investment policies of a Fund, will require the affirmative vote of a majority of the Members of such Fund as defined in the 1940 Act. The election of TIP's board of directors and the approval of TIP's independent public accountants are voted upon by Members on a TIP-wide basis. As a Maryland corporation, TIP is not required to hold annual Member meetings. Member approval will be sought only for certain changes in TIP's or a Fund's operation and for the election of directors under certain circumstances. Directors may be removed by Members at a special meeting. A special meeting of TIP shall be called by the directors upon written request of Members owning at least 10% of TIP's outstanding shares.


==============================================================
             PERFORMANCE AND EXPENSE INFORMATION
==============================================================

From time to time TIP may advertise a Fund's "yield," "total return," and "annualized expense ratio." A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semiannual basis. Advertisements of a Fund's total return may disclose its average annual compounded total return for one-, five-, and ten-year periods or since the Fund's inception. A Fund's total return for such period is computed by finding, through use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares are assumed to have been reinvested when received. From time to time, the Funds may compare their performance to that of the comparative indices specified in their investment objectives and further described in Appendix C. Total return and yield figures are based on a Fund's historical performance and are not intended to indicate future performance. The value of an investment in a Fund will fluctuate and the shares in an investor's account, when redeemed, may be worth more or less than their original cost. A Fund's annualized expense ratio is the ratio of its annual operating expenses for a given time period to its average net assets for the same time period, stated in percentage terms. From time to time, the Funds may compare their performance or expense ratios to those of other investment companies pursuing similar investment objectives.


==============================================================
                       MEMBER INQUIRIES
==============================================================

Inquiries concerning TIP may be made by writing to FAI at:

Foundation Advisers, Inc.
2405 Ivy Road
Charlottesville, VA 22903

or by calling FAI at 804-984-0084.






   APPENDIX A


                      MONEY MANAGER AND
            COMMINGLED INVESTMENT VEHICLE PROFILES


The following profiles include a summary of the investment approach utilized by each Money Manager and each commingled investment vehicle in which the Funds may invest, based on materials provided by each Money Manager and each commingled vehicle. These summaries are furnished as a means of assisting Members and prospective Members in understanding how each Money Manager or commingled investment vehicle describes its own approach.

Each profile also includes a description of fees to be paid by TIP to each Money Manager and a description of fees chargeable to TIP as an investor in each commingled investment vehicle. The performance-based fees of Money Managers are presented in the form of graphs and formulas. For a detailed description of the performance-based fee structure and the reasons underlying it, see PERFORMANCE-BASED FEES FOR MONEY MANAGERS in the Statement of Additional Information.





A-1
ARONSON + PARTNERS


================================================================================
                                  ORGANIZATION
================================================================================

230 South Broad Street
Twentieth Floor
Philadelphia, PA  19102
phone:   215-546-7500
fax:     215-546-7506

Independent Investment Counsel
Controlled by Theodore Aronson, Partner
Founded in 1984
Total Assets under Management:         $1.3 bil  (3/31/98)




================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

John D. and Catherine T. MacArthur Foundation
State of Florida
Virginia Retirement System




================================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Manager

Theodore R. Aronson, CFA, CIC, Partner
MBA/BS, Wharton
1984-present:  Aronson + Partners
previous experience:  Addison Capital; Drexel
   Burnham Lambert

Kevin M. Johnson, Partner
PhD, North Carolina; BS, Delaware
1993-present:  Aronson + Partners
previous experience:  DuPont Pension; Vanguard Group

Martha E. Ortiz, CFA, CIC, Partner
MBA, Wharton; BA, Harvard
1987-present:  Aronson + Partners
previous experience:  Wilshire Associates;
   Continental Grain


                                    Money Manager for the TIFF U.S. Equity Fund


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                               Large Cap Equity
Assets Using This Philosophy:           $791 mm  (3/31/98)
Account Type:                             Separate Account


================================================================================
                               INVESTMENT APPROACH
================================================================================

The firm focuses on asset-rich companies (stocks with low price-to-book ratios), selling at relatively low market valuations (stocks with low price-to-earnings ratios), with proven management talent (reflected in a quantitative measure of historic management savvy and confidence, dubbed the management factor). A strict selection algorithm is applied separately to eleven economic sectors that include the 400 largest cap stocks. Risk-adjusted relative strength and estimate revision tests and an assessment of individual fundamental characteristics produce final selection adjustments and determine individual position sizes. Economic sector weights are held to within close tolerances of their weights in the S&P 500. Portfolio changes are executed by a number of trading methods, including electronic crossing and basket trades. The firm measures and monitors closely its trading costs, including market impact and opportunity costs. Portfolios contain an average of 60 to 80 stocks, ranging in size from 0.4% to 5.0% of assets. Annual turnover averages 100%.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

S&P 500 Stock Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
                                [OBJECT OMITTED]
Fee = 15 + [ .250 x ( Excess Return - 90 ) ] subject to Floor of 10 bp; Cap of 80 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return


ATLANTIC ASSET MANAGEMENT
PARTNERS, LLC

================================================================================
                                  ORGANIZATION
================================================================================

Clearwater House
2187 Atlantic Street
Stamford, CT  06902
phone:   203-363-5100
fax:     203-363-5110

Independent Investment Counsel
Controlled by Ronald W. Sellers, President
Founded in 1992
Total Assets under Management:       $2.8 bil  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Catholic Foundation
Local 282
Local 803
Masonic Charity Foundation
National Maritime Union
Omaha School EmployeesO Retirement System
Samford University



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Ronald W. Sellers, President
MBA, Oklahoma State; MA, College of Holy Names;
   AB, California-Berkeley
1992-present:  Atlantic Asset Mgmt Partners, L.L.C.
1985-92:  Weiss Peck & Greer, Partner,
   Co-Director, Fixed Income

Elaine S. Hunt, CFA, Senior Vice President
MBA, Chicago; BA, Beloit College
1992-present:  Atlantic Asset Mgmt Partners, L.L.C.
Weiss, Peck & Greer; William M. Mercer

Donald W. Trotter, CFA, Senior Vice President
MBA, Missouri; BS/BA, Kansas
1992-present:  Atlantic Asset Mgmt Partners, L.L.C.
DeMarche Associates, Inc.; Phillips Petroleum

Robert Bayer, CFA, CPA, Senior Vice President,
   Portfolio Strategist
MA, MIT; BS, Wharton
1998-present: Atlantic Asset Mgmt Partners, L.L.C.
1990-1998: Brundage Story and Rose

                                        Money Manager for the TIFF Bond Fund


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                              Active Duration
Assets Using This Philosophy:       $295.4 mm  (3/31/98)
Account Type:                             Separate Account

===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Atlantic Asset Management manages fixed income portfolios using a proprietary analytic framework that eliminates the need for economic or interest rate forecasting. Quantitative methods are used to target and control portfolio risk exposures. Portfolio duration is varied slightly around an index, a strategy designed to benefit from interest rate volatility. This strategy entails the purchase of longer maturity bonds as interest rates rise (prices fall) and their sale as rates fall (prices rise) resulting in a buy low, sell high discipline. The firmOs exploitation of yield curve anomalies is based on statistical analysis of recent past relationships between the shape of the yield curve and subsequent returns. In the corporate sector, a well diversified portfolio is constructed by screening companies to identify issuers with improving margins and strong cash flows, thereby increasing the probability of credit upgrades while reducing the possibility of downgrades. In the mortgage sector, option adjusted valuation models are used to identify securities that can produce returns from interest rate movements which are consistent with the overall duration and yield strategy. The components of the strategy are combined through the use of optimization programs to provide the best expected return profile in a unified portfolio. Portfolio contains an average of 50 to 80 positions. Annual turnover averages 200%.

================================================================================
                               MANAGER'S BENCHMARK
================================================================================

Lehman Government/Corporate Bond Index

===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================
                                [GRAPHIC OMITTED]
Fee = 15 + [ .200 x ( Excess Return - 65 ) ] subject to Floor of 10 bp; Cap of 60 bp Measurement Period = Trailing 12 Month Excess Return = Manager's Return - Benchmark Return

BEE & ASSOCIATES, INC.


================================================================================
                                  ORGANIZATION
================================================================================

370 Seventeenth Street
Suite 3560
Denver, Colorado  80202
phone:   303-572-5090
fax:     303-572-5099

Independent Investment Counsel
Controlled by Bruce Bee and Edward McMillan
Founded in 1989
Total Assets under Management:        $560 mm  (3/31/98)


===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Brown & Williamson The Common Fund Coutts & Co Dartmouth College Gates Family Foundation Hughes Aircraft Co.
Pfizer, Inc.
Riverside Church of New York
Scripps College
Strategic Investment Partners
Swarthmore College
University of Notre Dame
Vassar College


================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Manager

Bruce B. Bee, President and CEO
JD, Georgetown; BA, University of Kansas
1989-present:  Bee & Associates, Inc.

Other Personnel

Edward McMillan, Principal
MBA, University of California; BA, University
   of Colorado
First Boston Asset Management, President and CEO

Adam D. Schor, Principal, CFA
MS, University of Wisconsin; BS, Northwestern
Harris Associates, Portfolio Manager

Jason P. Yee, Principal
BS, Stanford
Janus Capital Corporation

                                          Money Manager for the TIFF Multi-Asset
                                          and TIFF International Equity Funds

===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:             International and Global Small Cap
Assets Using This Philosophy:           $560 mm  (3/31/98)
Account Type:                             Separate Account


================================================================================
                               INVESTMENT APPROACH
===============================================================================

The firm has a value-driven, bottom-up approach to stock selection and portfolio construction. Emphasis is placed on finding businesses whose stock prices are low relative to their intrinsic value and have above average growth prospects. In general, the firm emphasizes companies with market capitalizations of less than US $750 million. From the firm's global equity universe, potential investment candidates are subjected to fundamental analysis including: (1) a review of annual and interim reports; (2) reconciliation of accounting practices to US GAAP and other necessary cross-border analytical checks; and (3) present value analysis. The firm's ideal candidate has a proprietary product or service; focused and competent management; and is available at a significant discount to what the firm believes another company would pay for it. These companies typically have a history of above average growth in revenues, earnings, cash flow and return on shareholders' equity, and reasonable prospects for continued superior growth.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI All Country World Index (MAF) or
MSCI All Country World ex USA Index (IEF)


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
                                [GRAPHIC OMITTED]
Fee = 15 + [ 0.270 x ( Excess Return - 115 ) ] subject to Floor of 15 bp; Cap of 200 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return
CANYON CAPITAL MANAGEMENT, LP

===============================================================================
                                  ORGANIZATION
===============================================================================

Canyon Partners Incorporated
9665 Wilshire Blvd., Suite 200
Beverly Hills, CA  90212
phone:   310-247-2700
fax:     310-247-2701

Independent Investment Adviser
Controlled by Joshua S. Friedman, Mitchell R. Julis,
   R. Christian B. Evensen
Founded in 1990
Total Assets under Management:        $860 mm  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Grosvenor Capital Management, L.P.
Ivy Asset Management
McKinsey & Company, Inc.
Permal Asset Management
Pine Grove Associates
Worms Asset Management, Inc.



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Joshua S. Friedman, Managing Partner
JD/MBA/BA, Harvard; MA, Oxford University
1990-present: Canyon Capital Management, L.P.
Drexel Burnham Lambert

Mitchell R. Julis, Managing Partner
JD/MBA, Harvard; BA, Princeton
1990-present: Canyon Capital Management, L.P.
Drexel Burnham Lambert

R. Christian B. Evensen, Managing Partner
BA, Williams College
1990-present: Canyon Capital Management, L.P.
Drexel Burnham Lambert


                                    Money Manager for the TIFF Multi-Asset Fund


===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:               The Value Realization Fund, L.P.
Assets Using This Philosophy:           $860 mm  (3/31/98)
Account Type:                           Commingled Vehicle



===============================================================================
                               INVESTMENT APPROACH
===============================================================================

The Fund seeks above average gains (both capital appreciation and current income) with moderate risk by employing a Obottom upO approach to investing in financial instruments perceived to be inefficiently priced as a result of business, financial, or legal uncertainties. Capital preservation is a fundamental priority, and as a result, the Fund has a strong debt orientation. Generally, the Fund invests in event-driven situations, including bankruptcies, reorganizations, mergers, spin-offs, and other special situations.



===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

91-Day Treasury Bills plus 5% per annum



================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1% of net assets per annum plus 20% of net profit. The net profit interest is subject to a "high water mark" provision that prohibits the manager's receipt of a profit participation unless the market value of each partner's interest exceeds its cost basis.

CITY OF LONDON INVESTMENT MANAGEMENT CO., LTD.

================================================================================
                                  ORGANIZATION
================================================================================

City of London
10 Eastcheap
London, England  EC3M 1AJ
phone:   171-711-0771
fax:     171-711-0772

City of London
The Barn
1125 Airport Road
Coatesville, PA  19320
phone:   610-380-2110
fax:     610-380-2116

Independent Investment Adviser
Controlled by FMH and Scale Option PLC
Founded in 1991
Total Assets under Management:        $857 mm  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Bush Foundation
Duke University
General Mills
Robert Wood Johnson Foundation
Southern Methodist University
University of Richmond



===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Barry Olliff, Chief Portfolio Manager
1991-present: City of London Investment
   Management Co., Ltd.

Kier Boley, Assistant Portfolio Manager
BA, Portsmouth University
MSc, Southampton University
1995-present: City of London Investment
   Management Co., Ltd.
1994-1995: Olliff & Partners



                                Money Manager for the TIFF International Equity and TIFF Emerging Markets Funds


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:        Investable Emerging Markets Country Fund
Assets Using This Philosophy:            $161 mm  (3/31/98)
Account Type:                           Commingled Vehicle



================================================================================
                               INVESTMENT APPROACH
===============================================================================

City of London's (CoL) philosophy is to provide fully diversified access to the enormous growth potential of emerging markets via closed-end country and regional funds. CoL's performance turns on its ability to identify and capitalize on inefficiencies which occur as a result of imperfect information distribution. It is precisely these inefficiencies which result in high-quality funds being traded at discounts to their NAVs. Frequently the greatest inefficiencies are found in funds listed and traded solely in their own OdomesticO markets. Furthermore, the large majority of these domestic country funds have obligatory termination dates at which liquidation at NAV will occur. Gains arise from these discounts closing over time as markets become more efficient and as funds approach their termination dates. CoL's proprietary research is geared towards identifying and tracking these funds.




================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI Emerging Markets Free Index




================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1.5% of net assets per annum

DAYSTAR PARTNERS

================================================================================
                                  ORGANIZATION
================================================================================

411 Theodore Fremd Avenue
Rye, NY  10580
phone:   914-967-1100
fax:     914-967-1199

Independent Investment Counsel
Controlled by Warren J. Malone, Michael C. Murr, and
   John C. Sites, Jr.
Founded in 1995
Total Assets under Management:            600 mm (3/31/98)

===============================================================================
                             REPRESENTATIVE CLIENTS
==============================================================================

Clients not disclosed











================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Warren J. Malone, Principal
JD/MBA, Stanford; BS, Boston College
1995-present: Daystar Partners
1989-1995: Progressive Partners, Ltd., Sr Managing
   Director

Michael C. Murr, Principal
MBA/BS, Harvard
1995-present: Daystar Partners
1988-1995: Progressive Partners, Ltd., Co-founder

John C. Sites, Jr., Principal
BA, Rhodes College
1995-present: Daystar Partners
1981-1995: The Bear Stearns Companies, Inc.,
   Executive Vice President


                                 Money Manager for the TIFF Multi-Asset Fund

===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                Daystar Special Situations Fund
Assets Using This Philosophy:            $600 mm (3/31/98)
Account Type:                           Commingled Vehicle



===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Daystar invests primarily in the senior portion of the capital structure of distressed companies. Daystar seeks capital appreciation from these investments as the capital structures of the distressed companies are restructured through negotiations among creditors and/or through the bankruptcy process. Daystar purchases both private and public securities, but focuses primarily on bank debt.



================================================================================
                               MANAGER'S BENCHMARK
================================================================================

91-Day Treasury Bills plus 5% per annum



================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1% of net assets per annum plus 20% of net profit after a hurdle rate of 6%.


DELAWARE INTERNATIONAL ADVISERS LTD.

================================================================================
                                  ORGANIZATION
================================================================================

Portfolio Management:
3rd Floor, 80 Cheapside
London, England EC2V 6EE
phone:   171-477-7000
fax:     171-523-0300

U.S. Liaison Office:
Delaware Management Company, Inc. (Affiliate)
One Commerce Square
Philadelphia, PA 19103
phone:   215-972-2312
fax:     215-972-8849

Independent Investment Counsel
Controlled by Lincoln National
Founded in 1990 (Predecessor firm founded in 1929)
Total Assets under Management:         $9.6 bil  (3/31/98)

================================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Allied-Signal, Inc.
Father Flanagan's Boy's Town (DPT)
Illinois State Board of Investment
McDermott International
Sandia National Laboratories
Salvation Army (DPT)
Stanford Management Company
The Amherst H. Wilder Foundation (DPT)
Warner Lambert Company

================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

David G. Tilles, Managing Director, CIO
Sorbonne/Warwick University/Heidelberg
   University
1990-present:  Delaware International Advisers Ltd.
1974-90:  Hill Samuel Investment Advisers, CIO

Hamish O. Parker, Director and Senior Portfolio
  Manager
Oxford University
1990-present:  Delaware International Advisers Ltd.
1986-90:  Hill Samuel Investment Advisers,
   Senior Portfolio Manager

Other Personnel

Wayne A. Stork, Chairman
Graduate work, New York University; BA, Brown Univ.
Irving Trust Company

                                       Money Manager for the TIFF Multi-Asset
                                       and TIFF International Equity Funds

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:       Value-Oriented International Equity Mgmt
Assets Using This Philosophy:          $5.9 bil  (3/31/98)
Account Type:                             Separate Account


==============================================================================
                               INVESTMENT APPROACH
==============================================================================

Delaware International is a value-oriented defensive manager. The company's senior investment professionals have worked together for many years. The firm invests in securities where dividend discount analysis identifies value in terms of the long term flow of income. The firm uses the same dividend discount valuation model of future income streams across all countries, securities, and industries. This distinguishes Delaware International from many of its competitors that use different investment criteria in each country and sector. The most important aspects of the firm's security selection process are fundamental  company  analyses  and a  comprehensive  program of  visiting  each current and prospective holding. Equity market valuations are based on inflation-adjusted dividend discount analysis, coupled with long term purchasing power parity analysis of currencies. The resulting valuations are then analyzed with the help of a computer-based optimization program, which produces a list of attractive portfolio allocations for consideration by Delaware International's Investment Committee. As a defensive measure to protect real returns, Delaware International will hedge a currency when its inflation-adjusted exchange rate suggests that it is overvalued. The company's portfolios normally exhibit high income yields and low P/E ratios. Portfolios contain an average of 35 stocks. Annual turnover generally averages 25%.



================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI EAFE Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

0.50% per annum on first $50 million 0.35% per annum on next $50 million 0.30% per annum on remainder



EAGLE CAPITAL MANAGEMENT


================================================================================
                                  ORGANIZATION
================================================================================

499 Park Avenue
New York, NY  10022
phone:   212-293-4040
fax:     212-293-4045

Independent Investment Counsel
Controlled by Ravenel B. Curry III, President, CIO
Founded in 1988
Total Assets under Management:          $400 mm  (3/31/98)




================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Atlanta Historical Society
The Field Foundation
Heinz Charitable Trust
Loma Linda University
Salvation Army
Saint Louis Symphony
Santa Clara University
The Tinker Foundation
University of Delaware
University of Oregon
University of Vermont


================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Manager

Ravenel B. Curry III, President and CIO
MBA, University of Virginia; BA, Furman University
1988-present:  Eagle Capital Management

Other Personnel

Elizabeth Curry, Senior Research Analyst
MBA/BA, Queens College

Richard Ong, Research Analyst
MBA, Columbia University; AB, Princeton University

Christina Benet, Research Analyst
MBA, Harvard University; BA, Yale University

                                   Money Manager for the TIFF U.S. Equity Fund


===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                             Undervalued Growth
Assets Using This Philosophy:           $400 mm  (3/31/98)
Account Type:                             Separate Account

===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Eagle Capital emphasizes undervalued growth stocks, focusing on companies whose earnings it believes will grow at rates well above those implicit in their current stock price. Particular attention is given to companies whose managements are perceived to: (1) invest capital for the long term; (2) have a real-return orientation; and (3) have a vision to move the company to a significantly higher level of sales and profitability. Eagle relies primarily on in-house research to identify companies capable of generating earnings per share equal to at least 20% of their current stock price over the next three to five years. Eagle recognizes that growth in most companies is not consistent, and that some companies may reach Eagle's growth expectations through uneven quarterly progression. The firm attempts to reduce the emotional aspects of investing by employing several disciplines. For example, the weighted average price-earnings ratio for the portfolio may not exceed the P/E of the market. Portfolios contain an average of 25 to 35 high-quality stocks, characterized by below-market yields and dividend payout ratios, above-market earnings and dividend growth rates and superior returns on equity. Annual turnover averages 30%.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

S&P 500 Stock Index

================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
                                [GRAPHIC OMITTED]
Fee = 15 + [ 0.160 x ( Excess Return - 90 ) ] subject to Floor of 0 bp; Cap of 200 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return

EMERGING MARKETS MANAGEMENT, LLC

================================================================================
                                  ORGANIZATION
================================================================================

1001 Nineteenth Street North, 16th Floor
Arlington, VA  22209-1722
phone:   703-243-5200
fax:     703-243-2464

Independent Registered Investment Adviser
A Limited Liability Corporation, the managing partner of
  which is Emerging Markets Investors Corporation, a
  Delaware corporation controlled by Antoine van Agtmael
Founded in 1987
Total Assets under Management:         $2.9 bil  (3/31/98)

================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Harvard Management Company
The Rockefeller Foundation
Yale University

===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Manager

Antoine W. van Agtmael, President & CIO
MBA, New York University; MA, Yale; BA, Netherlands
   School of Economics
1987-present:  Emerging Markets Management, L.L.C.

Other Personnel

Michael Duffy, CFA, Managing Director
PhD/MA,Chicago; BA, Michigan
World Bank Pension Plan, Senior Pension Investment
   Officer

Felicia Morrow, Portfolio Manager
   (Latin America and Southeast Asia)
MBA, Harvard; BA, Stanford
World Bank, Consultant

John Niepold, Portfolio Manager (Africa)
MBA, UNC-Chapel Hill; BA, Davidson
Crosby Securities, Senior Investment Analyst

Dobrinka Cidrof, Portfolio Manager (Emerging Europe)
MBA, George Washington Univ; BA, Bosphorous Univ
TEB Investment Bank

Martin Horn, Portfolio Manager (Quantitative Strategies)
Education in Germany
Citibank Global Asset Management London

                               Money Manager for the TIFF Emerging Markets Fund


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                               Emerging Markets
Assets Using This Philosophy:          $2.9 bil  (3/31/98)
Account Type:                             Separate Account

================================================================================
                               INVESTMENT APPROACH
================================================================================

EMM focuses on both maximizing long-term capital appreciation and on minimizing volatility through broad diversification and a systematic, disciplined, and quantitative investment approach. The firm's top-down approach is to invest in most of the countries that are part of the emerging markets universe but to vary weights (relative to market weights) on the basis of Emerging Markets Management's proprietary country allocation model (probabilistic based optimizer with the key inputs being expected real returns, volatilty, and benchmark country weights). Typically, no country is overweighted more than four times its market weight and no country represents more than 25% of the portfolio. The firm diversifies its equity investments over geographic sectors and industries and through bottom-up selection of companies that are characterized by attractive valuations and favorable return prospects over a three- to five-year time horizon with market capitalizations typically at least $15 million and having acceptable trading volumes for established core positions. Increasingly, less well-researched (i.e., relatively undiscovered) companies are making up the portfolio. The firm actively monitors a universe of approximately 1,800 stocks in over 53 countries. Portfolios contain an average of 300 stocks. About 50% of the issues in a typical account are drawn from outside IFC and MSCI Emerging Markets indices. Annual turnover depends heavily on market conditions, but has typically averaged 40%.

================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI Emerging Markets Free Index

================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

                                [OBJECT OMITTED]
Fee = 105 + [ .394 x (Excess Return - 205) ] subject to Floor of 40 bp; Cap of 300 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return EVEREST CAPITAL LIMITED


================================================================================
                                  ORGANIZATION
================================================================================

Everest Capital Limited
The Bank of Butterfield Building
65 Front Street, 6th Floor
Hamilton HM 12, Bermuda

phone:   441-292-2200
fax:     441-292-2285

Independent Investment Adviser
Controlled by Marko Dimitrijevic
Founded in 1990
Total Assets under Management:         $2.8 bil  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Brown University
University of Iowa



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Marko Dimitrijevic, President
MBA, Stanford; BS, Univ of Lausanne (Switzerland)
1990-present: Everest Capital Limited

Jean-Philippe Chomette, Managing Director
ESSEC Business School
1994-present: Everest Capital Limited
Banque Paribas (New York and London)

Andrew D. Fredman, Managing Director
MBA, Columbia; BA, Tulane
1994-present: Everest Capital Limited
Banque Paribas (New York)

Timothy P. Mistele, Senior Vice President
MBA, Stanford; AB, Princeton
1997-present: Everest Capital Limited
Gabelli & Co. (Rye, New York)


                               Money Manager for the TIFF International Equity and TIFF Emerging Markets Funds


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                  Everest Capital Frontier Fund
Assets Using This Philosophy:           $985 mm  (3/31/98)
Account Type:                           Commingled Vehicle



================================================================================
                               INVESTMENT APPROACH
================================================================================

Everest invests on an opportunistic basis in debt and equity securities that are neglected, distressed, or inefficiently priced. Typical strategies and investments include: (1) capital structure arbitrage -D purchase long and sell short two bonds of the same sovereign issuer to exploit aberrations in the bonds' relative pricing or as a hedged way to maintain a long exposure; (2) high yield and distressed debt -D the purchase of bonds of emerging countries or companies trading at distressed prices; (3) value investment -D because much emerging investing is done on a top-down or macro basis, many opportunities exist for value investing employing fundamental bottom-up analysis; (4) arbitrages and special situations -D the purchase of undervalued convertible securities and closed-end funds, outright or via arbitrage strategies. In addition, the Fund seeks arbitrages between a companyOs various classes of stocks and its U.S. listed ADRs.



================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI Emerging Markets Free Index



================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1.5% of net assets per annum plus 20% of net profit EXPLORADOR CAPITAL MANAGEMENT, LLC

================================================================================
                                  ORGANIZATION
================================================================================

One Maritime Plaza, Suite 1300
San Francisco, CA  94111
phone:   415-392-1300
fax:     415-392-1301


Independent Investment Counsel
Controlled by Andrew H. Cummins
Founded in 1995
Total Assets under Management:           $ 22 mm (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Clients not disclosed



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Manager

Andrew H. Cummins, Manager
MBA, Harvard; BS, University of California-Berkeley
1995-present: Explorador Capital Management, LLC
1992-1995: Emerging Markets Investors Corporation


                             Money Manager for the TIFF Emerging Markets Fund


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                      The Explorador Fund, L.P.
Assets Using This Philosophy:             $22 mm (3/31/98)
Account Type:                           Commingled Vehicle


================================================================================
                               INVESTMENT APPROACH
================================================================================

Explorador Capital specializes in equity investments in Latin America with a particular focus on companies in Chile. The Fund seeks to generate superior risk-adjusted rates of return through the purchase of small and medium sized companies in Chile and through specific investment opportunities throughout Latin America. Chile offers investment grade country risk with high economic growth twice the levels of the U.S. Many of Chile's small and medium sized companies trade at single digit price earnings ratios with strong growth. In addition to investments in Chile, the Fund seeks value-oriented investment opportunities throughout Latin America. In spite of higher political risks and less economic stability in other countries in the region, the premium paid to investors to take those risks become, from time to time, very compelling. In addition to fundamentals based, attractive long equity positions, the Fund also takes advantage of the less efficient capital markets in Latin America profiting from arbitrage opportunities, relative value "paired-trades", and other short term volatility driven opportunities. To mitigate some of the negative effects of strong market corrections, the Fund maintains, from time to time, short positions in shares of companies that it believes to be overvalued. ExploradorOs portfolio is diversified, with the top 25 holdings accounting for over 90% of the portfolio. A typical core position might be 3-5%; however, Explorador will hold as much as 15% in one issuer if the fundamental outlook is sufficiently attractive.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI Emerging Markets Free Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1.5% of net assets per annum


FARALLON CAPITAL MANAGEMENT, LLC

================================================================================
                                  ORGANIZATION
================================================================================

1 Maritime Plaza, Suite 1325
San Francisco, CA  94111
phone:   415-421-2132
fax:     415-421-2133

Independent Investment Adviser
Controlled by Thomas F. Steyer
Founded in 1990
Total Assets under Management:         $3.2 bil  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Clients not disclosed


================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Manager

Thomas F. Steyer, Senior Managing Member
MBA, Stanford University; BA, Yale University
1990-present:  Farallon Capital Management, LLC

Managing Members

Enrique Boilini
David Cohen
Joseph Downes
Jason Fish
Andrew Fremder
William Mellin
Stephen Millham
Meridee Moore

                                    Money Manager for the TIFF Multi-Asset Fund

===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:    Farallon Capital Institutional Partners, LP
Assets Using This Philosophy:           $949 mm  (3/31/98)
Account Type:                           Commingled Vehicle



===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Farallon's investments are primarily "event-driven," in which a known or expected event will cause an appreciation in the value of a particular portfolio position. Holdings include securities and other claims associated with reorganizations, bankruptcies, liquidations, recapitalizations, mergers, tender offers, or exchange offers; non-performing and sub-performing mortgages;
securities   affected  by  ongoing  or  pending   litigation;   emerging  market
securities; and securities held to facilitate fixed income arbitrage. Merger arbitrage opportunities have improved over the last year and risk arbitrage remains a core business for Farallon. In addition, a significant portion of FarallonOs investments have been in the bank debt of troubled companies and in loans to private limited partnerships and LLCs that invest in underlying assets such as real estate and mortgage loans. Convertible securities arbitrage, direct investments, and liquidations make up the balance of Farallon's portfolio. Farallon maintains a diversified portfolio in which no single investment determines success or failure. The portfolio consists of approximately 150 core positions. It is unusual for any one position to be greater than five percent of the overall portfolio.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

91-Day Treasury Bills plus 5% per annum


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1% of net assets per annum plus 20% of net profit FISCHER FRANCIS TREES & WATTS, INC.

===============================================================================
                                  ORGANIZATION
===============================================================================

200 Park Avenue, 46th Floor
New York, NY  10166
phone:   212-681-3000
fax:     212-681-3250

Independent Investment Counsel
Controlled by Charter Atlantic Corporation
Founded in 1972
Total Assets under Management:        $28.3 bil  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Ameritech Corporation
BankAmerica
BASF Corporation
Campbell Soup Company
Monsanto Company
Railways Pension Trustee Company Ltd. (British Rail)
The World Bank



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Liaquat Ahamed, Managing Director
AM, Harvard; BA, Cambridge
1988-present:  Fischer Francis Trees & Watts, Inc.
1978-87:  World Bank, Division Chief

Simon Hard, Managing Director
M Phil, Cambridge; MA, Oxford
1989-present:  Fischer Francis Trees & Watts, Inc.
1988-89:  S.G. Warburg, Senior Portfolio Manager

Other Personnel

Adnan Akant,  Managing Director
PhD/MS, MIT
World Bank, Senior Investment Officer

Karen McKeel Calby, Director, Client Service
MBA, Wharton; AB, Dartmouth College
Oliver, Wyman & Company, Partner


                                         Money Manager for the TIFF Bond Fund


================================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                             Global Hedged Bond
Assets Using This Philosophy:          $4.4 bil  (3/31/98)
Account Type:                             Separate Account

================================================================================
                               INVESTMENT APPROACH
================================================================================

FFTW seeks relative value opportunities among fixed income securities of the world's major markets (e.g., Japan, Canada, Australia, and the various European countries). The same approach is applied independently to currency selection decisions. In both cases, an emphasis is placed on maintaining diversified exposures to reasonably low risk but attractive return opportunities. Significant security and currency allocations to less-correlated sectors are also made but less frequently; given the higher degree of risk, a higher degree of confidence in the potential for achieving incremental gains is required. In all instances, emphasis is placed on controlling the aggregate riskiness of the portfolio relative to that of the benchmark. Throughout, a number of proprietary computer aids are employed. These include a portfolio optimization algorithm that suggests portfolio structures in accord with the investment scenarios developed by the investment team, incorporating views on currency and interest rate relationships; a risk-control model to monitor the multiple exposures of global portfolios; and a performance attribution system to segregate the various sources of return. Portfolios contain an average of 20 to 30 positions. Annual turnover averages 5 to 7 times.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

JP Morgan Global Government Bond Index (Hedged)


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
                                [GRAPHIC OMITTED]
Fee = 20 + [ .138 x ( Excess Return - 70 ) ] subject to Floor of 10 bp; Cap of 80 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return

FISCHER FRANCIS TREES & WATTS, INC.

================================================================================
                                  ORGANIZATION
================================================================================

200 Park Avenue, 46th Floor
New York, NY  10166
phone:   212-681-3000
fax:     212-681-3250

Independent Investment Counsel
Controlled by Charter Atlantic Corporation
Founded in 1972
Total Assets under Management:        $28.3 bil  (3/31/98)



===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Dow Chemical Company
Fortune Brands
Lucille P. Markey Charitable Trust
Monsanto Company
Sprint Corporation
The World Bank



===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers
David J. Marmon, Managing Director
MA, Duke; BA, Alma College
1990-present:  Fischer Francis Trees & Watts, Inc.
1988-90:  Yamaichi International, Vice President

Stewart M. Russell, Managing Director
MBA, New York University; BA, Cornell
1992-present:  Fischer Francis Trees & Watts, Inc.
1987-92:  JP Morgan, Vice President

Other Personnel

Karen McKeel Calby, Director, Client Service
MBA, Wharton; AB, Dartmouth College
Oliver, Wyman & Company, Partner

O. John Olcay, Managing Director
MBA/MA, Wharton; BA, Robert College
W. Greenwell, Managing Partner


                                      Money Manager for the TIFF Short-Term Fund


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                                  Enhanced Cash
Assets Using This Philosophy:          $1.6 bil  (3/31/98)
Account Type:                       Separate or Commingled


================================================================================
                               INVESTMENT APPROACH
================================================================================

FFTW seeks to outperform its benchmark while simultaneously limiting risk by making frequent small changes in positions. The firm focuses on five specific areas (in rough order of potential return contribution): duration exposure, maturity selection (or yield curve), sector allocation, credit, and selection of individual securities. FFTW assesses the possibilities and opportunities in each of these dimensions and takes exposures away from the benchmark, relying on technical analysis, historical spread relationships, economic and portfolio models, and market convictions. Throughout the process, a number of proprietary computer models are employed. These include a portfolio optimization model that suggests portfolio structures in accord with investment scenarios suggested by the investment team and an unemployment model that projects forthcoming employment data and translates portfolio managers' views of rate relationships into optimal portfolios. Portfolios contain an average of 20 to 25 positions. Annual turnover averages 20 to 30 times per year.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

Merrill Lynch 182-Day Treasury Bill Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

0.20% on first $100 million
0.15% on remainder



GENESIS ASSET MANAGERS LTD.

================================================================================
                                  ORGANIZATION
================================================================================

c/o Genesis Investment Management Ltd.
21 Knightsbridge
London, England SW1X 7LY
phone:   171-201-7200
fax:     171-201-7400

Independent Investment Counsel
Controlled by Genesis Holdings International Ltd.
Founded in 1989
Total Assets under Management:         $7.4 bil  (3/31/98)

================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Ameritech
The Common Fund
Duke University
Ford Foundation
Frank Russell Trust Company
General Electric
Mead Corporation
NYNEX
Shell Pension Trust
Southern California Edison
State of New Hampshire
State of Oregon
State of Wisconsin
University of California
University of Notre Dame
Westinghouse Electric

=============================================================================
                                    PERSONNEL
=============================================================================

Key TIP Account Manager

Anthony Newsome, Managing Director
Trinity College, Oxford University
1989-present:  Genesis Investment Management Ltd.
1980-89:  Baring International Investment Management,
   Director

Other Personnel

Christopher Brown
Richard Carss
Paul Greatbatch
James Juracka
Mark Lightbown
Jeremy Paulson-Ellis
Catherine Vlasto
Alexander Wilberforce
Karen Yerburgh

                                         Money Manager for the TIFF Multi-Asset
                                         and TIFF Emerging Markets Funds

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                        Global Emerging Markets
Assets Using This Philosophy:          $6.8 bil  (3/31/98)
Account Type:                             Separate Account


================================================================================
                               INVESTMENT APPROACH
================================================================================

Genesis believes that structural changes in developing economies offer companies significant profit opportunities as markets open and develop. The firm believes further that superior rates of return can best be achieved by identifying those companies most able to exploit these opportunities over the long term, rather than spreading investments broadly across a market, or solely in the largest capitalization stocks. Drawing on past experience to focus its search, Genesis investment directors engage in the identification and assessment of potential existing investments through an intensive schedule of visits to companies. Emphasis is placed on assessment of management as well as on financial analysis. The results of this research are distilled into five-year projections of corporate earnings, which are then adjusted for local inflation to enable cross-border comparisons to be made through the medium of a proprietary data base covering around 300 companies in over 30 countries. Stocks are selected for investment on the basis of their undervaluation relative to their real future earnings stream. Asset allocation techniques are not used, but care is taken to reduce risk through geographical diversification. A prudential limit of 15% at time of purchase is placed on exposure to any one country. Portfolios contain an average of 90-120 stocks, and typically include about 30 countries. Annual turnover averages 28%.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI Emerging Markets Free Index


===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================

1.10% on first $50 million 0.90% on next $50 million 0.75% on next $25 million 0.60% on remainder


GOTHAM PARTNERS, LP

================================================================================
                                  ORGANIZATION
================================================================================

110 East 42nd Street, 18th Floor
New York, NY  10017
phone:   212-286-0300
fax:     212-286-1133


Independent Investment Adviser
Controlled by William A. Ackman and David P.
   Berkowitz
Founded in 1993
Total Assets under Management:          $628 mm  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Clients not disclosed


==============================================================================
                                    PERSONNEL
==============================================================================

Key TIP Account Managers

William A. Ackman, Partner
MBA/BA, Harvard Business School
1993-present: Gotham Partners

David P. Berkowitz, Partner
MBA, Harvard; BA, MIT
1993-present: Gotham Partners

                                    Money Manager for the TIFF U.S. Equity Fund



================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                          Gotham Partners, L.P.
Assets Using This Philosophy:           $512 mm  (3/31/98)
Account Type:                           Commingled Vehicle



===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Gotham's  investment  methodology  is  predominantly  value-based  and  research intensive. It seeks investments in businesses or assets that generate predictable cash flow streams at valuations which offer a substantial margin of safety against loss and attractive long-term rates of return. The firm's holdings comprise four categories: great businesses at fair prices; good businesses of assets at extremely attractive prices; mispriced options; and special situations. It is comfortable investing in any part of a company's capital structure as long as the security offers an appropriate balance between risk and return. Gotham often creates derivative securities when securities in the marketplace do not offer the risk/reward profile it seeks. It generally avoids investments that have infinite exposure to loss and limited potential for gain, i.e., certain types of short selling, option writing, swaps and/or futures. It also avoids securities that require a rapid resolution in order to achieve an attractive rate of return. The firm prefers to concentrate its investments rather than diluting its best ideas for the sake of greater diversification. It generally does not use margin leverage and is comfortable holding substantial cash balances when extraordinary investment opportunities are unavailable.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

Wilshire 5000 Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1% of net assets per annum plus 20% of net profit above a hurdle rate equal to a 10% preferred return (10% hurdle plus Gotham's annual fee).

HARDING, LOEVNER MANAGEMENT, LP


================================================================================
                                  ORGANIZATION
================================================================================

50 Division Street, Suite 401
Somerville, NJ  08876
phone:   908-218-7900
fax:     908-218-1915

Independent Investment Counsel
Controlled by Daniel D. Harding, CIO; David R.
   Loevner, CEO
Founded in 1989
Total Assets under Management:         $1.7 bil  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================== =============================================

Columbia Foundation
Gerbode Foundation
Richard and Rhoda Goldman Foundation
Johns Hopkins University
Robert Wood Johnson Foundation
Longwood Gardens
Mercersburg Academy
John M. Olin Foundation
Public Welfare Foundation
U.S. Olympic Foundation



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Simon Hallett, CFA, Senior Portfolio Manager
MA, Oxford
1991-present:  Harding, Loevner Management
1984-90:  Jardine Fleming Investment Management,
   Director

Daniel D. Harding, CFA, CIO
BA, Colgate University
1989-present:  Harding, Loevner Management
1978-89:  Rockefeller & Co., Senior Investment Manager

Other Personnel

David R. Loevner, CFA, CEO
MPhil/MSc, Oxford; AB, Princeton
Rockefeller & Co., Ltd., Managing Director
World Bank, Economist


                                      Money Manager for the TIFF Multi-Asset and
                                      TIFF International Equity Funds

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                           International Equity
Assets Using This Philosophy:          $1.2 bil  (3/31/98)
Account Type:                             Separate Account

================================================================================
                               INVESTMENT APPROACH
================================================================================

HLMOs investment approach is "bottom up." Stock selection criteria include growth, quality, and value considerations. HLM seeks to identify companies with capital strength, sustainable internally-generated growth, high financial returns, capable and forthright management, and enduring competitive advantages. It invests only in companies that it knows well, generally through research and visitation conducted over a period of years. Valuation tests, including local market and cross-border comparisons, help determine when to invest in companies meeting the firm's growth and quality standards. HLM invests for the long term, divesting only if a company's shares become greatly overvalued or if its business results, management quality, or competitive position change for the worse. Portfolios are broadly diversified by country, industry, and size. Country weightings reflect the results of stock selection, rather than any explicit allocation process. However, prospects for its respective industry, national economy, and stock market are important factors in HLM's evaluation of an individual stock and thus strongly influence portfolio weightings. Foreign currency exposure is hedged occasionally. Portfolios contain an average of 40 stocks. Annual turnover averages 35%.

================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI All Country World Index (MAF) or
MSCI All Country World ex US Index (IEF)



================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
[GRAPHIC OMITTED]Fee = 30 + [ .185 x ( Excess Return - 130 ) ] subject to Floor of 10 bp; Cap of 150 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return

INVESTMENT RESEARCH COMPANY

================================================================================
                                  ORGANIZATION
===============================================================================

16236 San Dieguito Road, #2-20
Rancho Santa Fe, CA  92067
phone:   619-759-2949
fax:     619-759-2944

Independent Investment Counsel
Controlled by United Asset Management
Founded in 1985
Total Assets under Management:         $2.3 bil  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

AHA Investments
Ameritech Corporation
Lockheed Corporation
Louisiana Municipal Employees Retirement System
Minnesota Mining & Manufacturing
Oregon Retail Pension Trust Fund
Shell Oil Company
Virginia Retirement System
Western States OPEIU


===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

F.J. (Jerry) Gould, PhD, Chairman
PhD, University of Chicago
1985-present: Investment Research Company previous experience: University of Chicago, Hobart W.
   Williams Professor

John D. Freeman, President
MA, University of Michigan; BA, University of Vermont
1996-present: Investment Research Company previous experience: Martingale Asset Management

Ming Wang, Senior Vice President
MS, Princeton; MS, Courant Institute
1996-present: Investment Research Company previous experience: TIAA-CREF

Other Personnel

C.B. (Tom) Garcia, PhD, Senior Vice President
PhD, Rensselaer Polytechnic Institute
University of Chicago, Professor

                                         Money Manager for the TIFF Multi-Asset
                                         and TIFF U.S. Equity Funds

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                          Large Cap Core Equity
Assets Using This Philosophy:          $1.2 bil  (3/31/98)
Account Type:                             Separate Account

================================================================================
                               INVESTMENT APPROACH
================================================================================

IRC believes that in order to achieve a competitive advantage in obtaining above-market compound returns over extended time horizons, it is necessary to go beyond the traditional playing field of in-depth analysis of a relatively few groups of stocks. The firm's investment philosophy is that optimal results are achieved by strategies and tactics which aim to produce modest but consistent annual excess returns. At the outset, risk control is achieved by holding twenty sectors at market weights and by the application of high P/E and low dividend screens to eliminate those stocks in each sector that are most vulnerable in market downslides. Then, in each sector proprietary research is employed to adjust stock weights to tilt sector characteristics toward those of the top performing quintile of the overall market. These characteristics are quantified in terms of many economic and fundamental parameters. In this way, computer-based technology is used to process large amounts of data in order to focus on characteristics of each stock in the benchmark universe and how those stocks can be most effectively combined to create the desired total portfolio characteristics. Style characteristics of the IRC portfolios will vary with time so that excess returns are independent of dominant market style (value or growth) and whether the market is in a rising or falling cycle. Portfolios contain an average of 200 stocks. Annual turnover averages 80%.

================================================================================
                               MANAGER'S BENCHMARK
================================================================================

S&P 500 Stock Index

================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
                                [GRAPHIC OMITTED]
Fee = 20 + [ .242 x ( Excess Return - 95 ) ] subject to Floor of 10 bp; Cap of 120 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return

INVESTMENT RESEARCH COMPANY

================================================================================
                                  ORGANIZATION
===============================================================================

16236 San Dieguito Road, #2-20
Rancho Santa Fe, CA  92067
phone:   619-759-2949
fax:     619-759-2944

Independent Investment Counsel
Controlled by United Asset Management
Founded in 1985
Total Assets under Management:         $2.3 bil  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

AHA Investments
Ameritech Corporation
Lockheed Corporation
Louisiana Municipal Employees Retirement System
Minnesota Mining & Manufacturing
Oregon Retail Pension Trust Fund
Shell Oil Company
Virginia Retirement System
Western States OPEIU


================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

F.J. (Jerry) Gould, PhD, Chairman
PhD, University of Chicago
1985-present: Investment Research Company previous experience: University of Chicago, Hobart W.
   Williams Professor

John D. Freeman, President
MA, University of Michigan; BA, University of Vermont
1996-present: Investment Research Company previous experience: Martingale Asset Management

Ming Wang, Senior Vice President
MS, Princeton; MS, Courant Institute
1996-present: Investment Research Company previous experience: TIAA-CREF

Other Personnel

C.B. (Tom) Garcia, PhD, Senior Vice President
PhD, Rensselaer Polytechnic Institute
University of Chicago, Professor

                                  Money Manager for the TIFF U.S. Equity Fund

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                 Market Neutral Defensive Equity
Assets Using This Philosophy:           $63.1 mm  (3/31/98)
Account Type:                             Separate Account


================================================================================
                               INVESTMENT APPROACH
================================================================================

IRCOs Market Neutral Defensive Equity Strategies seeks to provide absolute returns in excess of those produced by short-term Treasury bills, regardless of whether the stock market is up or down. The firm attempts to generate such returns by combining long positions in stocks it expects will outperform the average stock with an equal dollar amount of short positions in stocks it expects will underperform the average stock. Long positions are selected from a 500 stock universe. Return expectations for each stock are based on proprietary computer-based analytical tools that evaluate both fundamental and technical aspects of company and stock performance. To ensure that funds allocated by TIP to IRC are fully exposed to general stock market movements, that portion of IRCOs portfolios not committed to long stock positions is overlaid with long positions in stock index futures. Gains or losses on these futures positions are excluded from IRCOs performance when computing performance-based fees paid to the firm. Portfolios are dollar neutral (dollars long = dollars short) in each of 19 industry sectors. Portfolios contain an average of 200 to 300 stocks. Annual turnover on both long and short portfolios averages 100%.




===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

Merrill Lynch 91-Day Treasury Bill Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
                                [GRAPHIC OMITTED]
Fee = 30 + [ .098 x ( Excess Return - 105 ) ] subject to Floor of 10 bp; Cap of 200 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return

LAZARD FRERES ASSET MANAGEMENT

================================================================================
                                  ORGANIZATION
================================================================================

30 Rockefeller Plaza
New York, NY  10112-6300
phone:   212-632-6000
fax:     212-332-5913

Independent Investment Counsel
Wholly owned by Lazard Freres & Company
Founded in 1848
Total Assets under Management:          $60 bil  (3/31/98)
  Closed-End Funds                      $854 mm  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

General American Investors
GTE Investment Management
Howard Hughes Medical Institute
ITT Pension Fund
Marathon Oil
Phoenix Mutual
Transco Pension Fund
US Steel & Carnegie


===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Alexander Zagoreos, Managing Director
MIA/MBA/BA, Columbia University
1977-present: Lazard Freres Asset Management

Lee Ann Cannon, Vice President
MBA, New York University; BA, University of Delaware
1991-present: Lazard Freres Asset Management
1990-91: Mitsubishi Bank
1989-90: Economic Consulting & Planning, Inc.

                                        Money Manager for the TIFF Multi-Asset
                                        and TIFF International Equity Funds


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                           International Active
Assets Using This Philosophy:           $436 mm  (3/31/98)
Account Type:                       Separate or Commingled



================================================================================
                               INVESTMENT APPROACH
================================================================================

Lazard Freres Asset Management seeks long-term capital appreciation primarily through investing in an internationally diversified portfolio of closed-end funds that invest in companies outside the United States. The closed-end funds in which the Fund invests will ordinarily be trading at a discount to their underlying net asset value. The manager uses a top down approach seeking markets that it deems undervalued on a price to earnings, price to cash, price to book, and return on asset basis. Using these parameters, the manager uses closed end funds that have strong performance records and that trade at steep discounts to asset value.



================================================================================
                               MANAGER'S BENCHMARK
================================================================================

MSCI All Country World Index (MAF) or
MSCI All Country World ex US Index (IEF)



================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

0.50% straight asset-based fee


LAZARD FRERES ASSET MANAGEMENT


===============================================================================
                                  ORGANIZATION
===============================================================================

30 Rockefeller Plaza
New York, NY  10112-6300
phone:   212-632-6000
fax:     212-332-5913

Independent Investment Counsel
Wholly owned by Lazard Freres & Company
Founded in 1848
Total Assets under Management:          $60 bil  (3/31/98)
  Closed-End Funds                      $854 mm  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Howard Hughes Medical Institute
ITT Pension Fund
Marathon Oil
Mayo Foundation
Phoenix Mutual
Swarthmore College
US Steel & Carnegie


================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Alexander Zagoreos, Managing Director
MIA/MBA/BA, Columbia University
1977-present: Lazard Freres Asset Management

Lee Ann Cannon, Vice President
MBA, New York University; BA, University of Delaware
1991-present: Lazard Freres Asset Management
1990-91: Mitsubishi Bank
1989-90: Economic Consulting & Planning, Inc.

Kun Geoffrey Deng, Vice President
MIA, Columbia University; PhD, New York University;
   MA, Beijing University
1997-present: Lazard Freres Asset Management
1994-97: Newgate Asset Management

                          Money Manager for the TIFF Multi-Asset, TIFF
                          International Equity, and TIFF Emerging Markets Funds


===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                     Emerging Markets Portfolio
Assets Using This Philosophy:           $282 mm  (3/31/98)
Account Type:                       Separate or Commingled



================================================================================
                               INVESTMENT APPROACH
================================================================================

Lazard Freres Asset Management seeks long-term capital appreciation primarily through investing in an internationally diversified portfolio of closed-end funds that invest in companies outside the United States. The closed-end funds in which the Fund invests will ordinarily be trading at a discount to their underlying net asset value. The manager uses a top down approach seeking markets that it deems undervalued on a price to earnings, price to cash, price to book, and return on asset basis. Using these parameters, the manager uses closed end funds that have strong performance records and that trade at steep discounts to asset value.



===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

MSCI Emerging Markets Free Index



===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================

0.50% straight asset-based fee

LONE PINE CAPITAL LLC


===============================================================================
                                  ORGANIZATION
===============================================================================

Two Greenwich Plaza
Second Floor
Greenwich, CT  06830
phone:   203-618-1400
fax:     203-618-1346


Independent Investment Counsel
Controlled by
Founded in 1997
Total Assets under Management:          $700 mm  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Clients not disclosed



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Stephen F. Mandel, Jr., Manager
MBA, Harvard; BS, Dartmouth
1997-present: Lone Pine Management LLC
1990-1997: Tiger Management

John B. Sommi, Jr., Managing Director
BS, University of Virginia
1997-present: Lone Pine Management LLC
1992-1997: Tiger Management

Other Personnel

Kerry A. Tyler, Chief Financial Officer
BS, University of Arizona
previous experience: Ernst & Young LLP; KPMG Peat
   Marwick LLP

Leslie Dahl, Director of Investor Services
AB, Dartmouth
previous experience: J.P. Morgan & Co., Inc.



                                  Money Manager for the TIFF Multi-Asset Fund


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                               Lone Redwood, LP
Assets Using This Philosophy:            $375 mm (3/31/98)
Account Type:                           Commingled Vehicle


================================================================================
                               INVESTMENT APPROACH
================================================================================

Lone Pine Capital (LPC) invests primarily in equity and equity-related securities based on a bottom-up, fundamental analysis of stock picking, long and short. The portfolio typically contains 30-50 long positions averaging 3% of equity each and 40-70 short positions averaging one to two percent of equity each. LPC invests primarily in issues within the following economic sectors: (1) telecom / media; (2) healthcare; (3) consumer / retail; (4) technology; and (5) financial services. The partnership invests globally, although the majority of the capital is invested in U.S. stocks. Currency exposure is not hedged and is minimized through natural hedges -D offsetting longs or shorts -D to minimize exposure to any single currency. LPC may invest up to five percent of the fundOs total assets in private placement securities; may utilize both over-the-counter and exchange traded intruments; may invest in other investment funds; and may invest in the high yield and convertible fixed income markets.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

91-Day Treasury Bills plus 5% per annum


===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================

1% of net assets per annum plus 20% of net profit for the fiscal year in excess of the hurdle amount. The Hurdle Amount is the amount that a limited partner would have earned for a fiscal year if it had received an annual rate of return on its opening capital account equivalent to the one-year U.S. Treasury bill rate as of the close of business on the last Business Day of the preceding fiscal year, but in no event will the applicable rate exceed 8%.


MARATHON ASSET MANAGEMENT, LTD.

================================================================================
                                  ORGANIZATION
================================================================================

Orion House
5 Upper St. MartinOs Lane
London, England WC2H 9EA
phone:   171-497-2211
fax:     171-497-2399

Independent Investment Counsel
Controlled by William J. Arah, Jeremy J. Hosking, and
   Neil M. Ostrer, Investment Directors
Founded in 1986
Total Assets under Management:        $10.2 bil  (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Asea Brown Boveri Inc.
The Ford Foundation
Honeywell Inc.
Pennsylvania Public School EmployesO Retirement
    System
US Airways, Inc.



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Jeremy J. Hosking, Director
MA, Cambridge University
1986-present:  Marathon Asset Management, Ltd.
previous experience:  G.T. Management (Asia) Ltd.

William J. Arah, Director
MA, Oxford University
1987-present:  Marathon Asset Management, Ltd.
previous experience:  Goldman Sachs & Co. (Tokyo)

Neil M. Ostrer, Director
MA, Cambridge University
1986-present: Marathon Asset Management, Ltd.
Carnegie International, Director, Institutional Sales
GT Management, Manager and Director


                          Money Manager for the TIFF International Equity Fund


===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                  Active International Equities
Assets Using This Philosophy:          $6.6 bil  (3/31/98)
Account Type:                             Separate Account


===============================================================================
                               INVESTMENT APPROACH
===============================================================================

The firm believes that above-market returns can be generated from disciplined stock-picking in global equity markets. Marathon employs three qualitative disciplines, all of which it believes have predictive power for shareholder value. The essence of the firmOs approach, which it refers to as Osupply sideO analysis, is to focus on variables that are under the control of companies, rather than the economic environment. In particular, Marathon monitors the competitive environment within industries, focusing on industries marked by consolidation and a declining number of competitors, eschewing industries with rising competition. Levels of capital spending are also monitored closely. At the company level, Marathon visits company managements and evaluates specific reinvestment strategies within an industry context. In country selection, priority is given to top down monetary conditions rather than economic growth. Portfolios typically represent a hybrid of value, growth and economic themes whose attributes would be difficult to replicate using quantitative techniques. Portfolios contain an average of 120 to 150 stocks. Annual turnover averages less than 50%.


===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

MSCI All Country World ex US Index


===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================
                                [GRAPHIC OMITTED]
Fee = 40 + [ .167 x ( Excess Return - 140 ) ] subject to Floor of 15 bp; Cap of 160 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return

MARTINGALE ASSET MANAGEMENT, LP

================================================================================
                                  ORGANIZATION
================================================================================

222 Berkeley Street
Boston, MA 02116
phone:   617-424-4700
fax:     617-424-4747

Independent Investment Counsel
Controlled by Commerz International
   Capital Management
Founded in 1987
Total Assets under Management:          $1.3 bil (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Amoco Corporation
General Motors Corporation
Saint-Gobain Corporation
State of Virginia Retirement System



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Manager

William E. Jacques, CFA, Executive Vice President,
    Chief Investment Officer
MBA, Wharton School; BA, Lafayette College
1987-present:  Martingale Asset Management, L.P.
previous experience:  Batterymarch Financial
   Management, Vice President, Trustee

Other Personnel

Patricia J. OOConnor, Sr. Vice President, Treasurer
University of Massachusetts, Boston College
Batterymarch Financial Management

Arnold S. Wood, President, CEO
BA, Trinity College
Batterymarch Financial Management

Mr. James X. Wilson, Sr. Vice President, Director
   of Marketing
MBA, Boston College; BA, Merrimack College
The Boston Company



                                   Money Manager for the TIFF U.S. Equity Fund


================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                    Active Completeness Manager
Assets Using This Philosophy:         $288.2 mm  (3/31/98)
Account Type:                             Separate Account

================================================================================
                               INVESTMENT APPROACH
================================================================================

The functions of the Martingale active completeness portfolio are, stated in order of importance: (1) to ensure that the U.S. Equity Fund is not overly under- or overweighted in important market sectors; (2) to minimize the undesirable Omisfit riskO characteristic of most multi-manager fund structures, thereby limiting the Fund's exposure to uncompensated volatility of its returns relative to returns on the Wilshire 5000; and (3) in attempting to perform the two preceding functions, to add value where possible through the selection of fundamentally underpriced stocks. It is reasonable to think of the active completeness portfolio as customized diversification. Many institutional funds experience risk from chronic underexposure to the electric utility and telephone industries. Commonly used asset weighting policies of active managers systematically underrepresent large capitalization stocks. Overweighted positions in higher volatility stocks, notably health care and drug companies, add uncompensated risk. In performing its assigned duties, Martingale employs a variety of computer-based analytical tools, including stock valuation techniques that emphasize heavily an assessment of perceived investor preferences. The firm uses a variety of sector-specific models (e.g., cyclical stocks are analyzed differently than utilities) to analyze the prices investors currently pay for earnings, assets, growth, and risk . Differences between the perceived Ofair market valueO of issues and their market prices represent opportunities for Martingale to generate incremental returns while also ensuring that the Fund's holdings are properly diversified. Martingale puts all trades out for competitive bid among several brokers and attempts to keep trading costs well below instituitonal norms. Portfolios contain an average of 200 to 300 stocks. Annual turnover ranges from 60% to 100%.

================================================================================
                               MANAGER'S BENCHMARK
================================================================================

Customized for TIFF U.S. Equity Fund

================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

0.10% on first $100 million 0.08% on next $200 million 0.07% on next $200 million 0.05% on excess over $500 million

Percentages apply to total U.S. Equity Fund assets (reflecting MartingaleOs unique role as active completeness manager).

MERCURY ASSET MANAGEMENT


================================================================================
                                  ORGANIZATION
================================================================================

33 King William Street
London, England  EC4R9AS
phone:   171-280-2800
fax:     171-280-2820

780 Third Avenue
New York, NY  10017
phone:   212-751-8340
fax:     212-751-8553

Independent Investment Counsel
Founded in 1975
Total Assets under Management:         $6.4 bil  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Asea Brown Boveri Inc.
Federal Express Corporation
General Motors Corporation
Hall Family Foundation
Howard Hughes Medical Institute
International Monetary Fund
MacArthur Foundation
Philip Morris
UMWA Health Retirement Funds
United Nations Joint Staff Pension Fund
Washington State Investment Board
The World Bank


===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Manager

C. Consuelo Brooke, Director
BS, Southampton University
1987-present: Mercury Asset Management
   (formerly Warburg Investment Management)

Other Personnel

Edoardo L.R. Mercadante, CFA, Portfolio Manager
MSc, City University Business School (London)
1993-present: Mercury Asset Management

                                      Money Manager for the TIFF Multi-Asset
                                      and TIFF International Equity Funds

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                      European Small Cap Equity
Assets Using This Philosophy:          $2.3 bil  (3/31/98)
Account Type:                             Separate Account


================================================================================
                               INVESTMENT APPROACH
================================================================================

European specialist management is a bottom-up stock picking approach that focuses on small-capitalization companies. The firmOs style has limited allocation restraints among the European markets, and its country weightings are determined solely based on stock selection. The majority of the firmOs holdings are in smaller-capitalization issues with a market value under $1 billion, and three-quarters of its holdings are not represented in the MSCI European Index. Mercury invests in stocks in 18 European countries and the number of countries represented in a portfolio will generally range from twelve to fourteen. Stock selection emphasizes individual security selection based on fundamental analysis. Investment ideas are generated by the firmOs internal European research team and its extensive network of contacts. Portfolios contain an average of 75 stocks, with no position representing more than 4%. Annual turnover averages 20%.


================================================================================
                               MANAGER'S BENCHMARK
================================================================================

NWS European Smaller Companies Stock Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

0.50% straight asset-based fee

PALO ALTO INVESTORS


================================================================================
                                  ORGANIZATION
================================================================================

431 Florence Street, Suite 200
Palo Alto, CA  94301
phone:   650-325-0772
fax:     650-325-5028

Independent Investment Counsel
Controlled by William L. Edwards, President
Founded in 1989
Total Assets under Management:      $60 mm  (3/31/98)


================================================================================
                             REPRESENTATIVE CLIENTS
================================================================================

Clients not disclosed



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Manager

William L. Edwards, President
MS/BS, Stanford
1989-present:  Palo Alto Investors
1987-89:  Volpe & Covington, Partner
1982-87:  T. Rowe Price, Vice President



                                         Money Manager for the TIFF Multi-Asset
                                         and TIFF U.S. Equity Funds

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:        Micro-Cap Opportunistic Small Cap Value
Assets Using This Philosophy:            $60 mm  (3/31/98)
Account Type:                             Separate Account


================================================================================
                               INVESTMENT APPROACH
================================================================================

Palo Alto Investors specializes in very small, publicly-traded equities. The firm concentrates on companies with market values under $150 million; its median capitalization is typically between $60 and $90 million. These securities tend to have a very low correlation to the market and are less efficiently priced than larger capitalization stocks. Palo Alto does its own extensive, original research. This work is designed to enable the firm to look beyond past earnings difficulties or product transitions to find companies with limited downside risk and excellent upside potential. The firm believes that quality management is extremely important, particularly in small companies. It visits every company in which it invests, looking for high inside ownership and competent and motivated management teams. In doing so, the firm seeks demonstrable proof that managementOs goals are aligned with shareholder goals, which is often a reliable predictor of above-average stock market performance. Portfolios are highly concentrated and have low (30-40%) annual turnover.



================================================================================
                               MANAGER'S BENCHMARK
================================================================================

Russell 2000 Stock Index



================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================
                                [GRAPHIC OMITTED]
Fee = 20 + [ .198 x ( Excess Return - 95 ) ] subject to Floor of 10 bp; Cap of 200 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return

POMBOY CAPITAL CORPORATION


================================================================================
                                  ORGANIZATION
================================================================================

Two Pickwick Plaza, Suite 210
Greenwich, CT  06830

phone:   203-622-2927
fax:     203-622-3025


Independent Investment Adviser
Controlled by Richard M. Pomboy
Founded in 1992
Total Assets under Management:           $33 mm  (3/31/98)



===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Clients not disclosed



===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Richard M. Pomboy
MBA, Harvard; AB, Dartmouth
1992-present: Pomboy Capital Corporation previous experience: Goldman Sachs & Co.

Mark G. DeFranco
MBA, Columbia; BA, Bates College
1994-present: Pomboy Capital Corporation
1989-94: Comstock Partners
previous experience: Solomon Brothers

                                   Money Manager for the TIFF Multi-Asset Fund

===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                           Pomboy Investors, LP
Assets Using This Philosophy:            $33 mm  (3/31/98)
Account Type:                           Commingled Vehicle


===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Pomboy Investors invest primarily in stocks of gold mining companies. While many of these firms operate in developing countries, virtually all portfolio securities are traded on exchanges in Australia, Canada, South Africa or the U.S. The portfolioOs objective is to outperform the XAU gold stock index by a substantial margin, and to participate fully in the appreciation of gold shares that rising gold prices would likely produce. However, in an effort to outperform its benchmark during periods of flat or falling gold prices, the firm has significant investments in smaller gold mining firms with high expected growth rates. The firm conducts independent research on purchase candidates, with purchase decisions based primarily on its assessment of each firmOs net present value per share relative to its current stock price. Due to the paucity of brokerage-sponsored research of gold shares, the firmOs external sources comprise primarily gold industry executives, plus private investors who specialize in gold mining shares. The portfolio occasionally contains put or call options on the XAU gold stock index or on individual gold shares. Typically, the actual dollar amount spent on puts or calls is less than 2% of the total portfolio. The partnership has not invested in gold bullion futures and has no plans to do so.







===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

70% Energy sector of MSCI World Index
20% Gold Mines sector of MSCI World Index
10% Non-Ferrous Metals; Forest Products and Paper;
   Misc. Materials and Commodities sectors of MSCI
   World Index


===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================

1% of net assets per annum plus 20% of net profit

SEIX INVESTMENT ADVISORS, INC.


===============================================================================
                                  ORGANIZATION
===============================================================================

300 Tice Boulevard
Woodcliff Lake, NJ 07675-7633
phone:   201-391-0300
fax:     201-391-0303

Independent Investment Counsel
Controlled by Christina Seix, Chairman and CIO
Founded in 1992
Total Assets under Management:       $2.6 bil (3/31/98)


===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

City of Hope
Denver Employees
Indiana State Teachers
Los Angeles Philharmonic
Pacific Gas & Electric
Sisters of Mercy
Town of Fairfield (CT)
The Turrell Foundation
United Methodist Church
University of Pittsburgh Medical Center Systems


===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Christina Seix, CFA, Chairman and CIO
MA, State University of New York; BA, Fordham
1992-present:  Seix Investment Advisors, Inc.
1987-92:  MacKay-Shields, Chairman and CEO

John Talty, CFA, President
BA, Connecticut College
1993-present:  Seix Investment Advisors, Inc.
1991-92:  JP Morgan Securities, Senior Fixed Income
   Strategist
1988-91:  Morgan Stanley & Co., Portfolio Strategist

Barbara Hoffmann, Managing Director - Fixed Income
1994-present: Seix Investment Advisors, Inc.
1993-94: MetLife Investment Management Corp., Senior
   Bond Portfolio Manager
1991-93: Capital Growth Management, Senior Bond
   Portfolio Manager


                                         Money Manager for the TIFF Multi-Asset
                                         and TIFF Bond Funds

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                               Full Market Bond
Assets Using This Philosophy:           $1.9 bil (3/31/98)
Account Type:                             Separate Account


================================================================================
                               INVESTMENT APPROACH
================================================================================

The firmOs fixed income investment approach is founded on four cornerstones: (1) Targeted Duration; (2) Yield Tilt; (3) Comprehensive Sector Construction; and
(4) the use of Proprietary Analytics. Targeted Duration: Portfolios are managed with a duration that is close to the duration of their benchmark. Value is added through sector, security, and yield curve decisions rather than maturity management. Yield Tilt: Although portfolios are managed on a total return basis, a premium is placed on yield. Income is considered the most powerful contributor to fixed income returns. Non-Treasury sectors generally play a dominant role in the portfolio. The yield of the benchmark is used as a performance goal in addition to its total return. Comprehensive Sector Construction: Sector commitments are made based on the duration contribution of each sector to the overall duration of the portfolio rather than the sector weighting. Proprietary
Analytics: Because of the growing complexity of the bond market, the firm believes that the use of proprietary techniques is key to identifying value and to adequately controlling risk. Portfolios contain an average of 50 to 60 positions. Annual turnover averages 200% to 250%.


===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

Lehman Aggregate Bond Index (MAF) or
Lehman Government/Corporate Bond Index (BF)

===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================
                                [GRAPHIC OMITTED]
Fee = 15 + [ .231 x ( Excess Return - 65 ) ] subject to Floor of 10 bp; Cap of 80 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC.

================================================================================
                                  ORGANIZATION
===============================================================================

One Buckhead Plaza, Suite 1555
3060 Peachtree Road, N.W.
Atlanta, GA  30305
phone:   404-842-9600
fax:     404-842-9601

Independent Investment Counsel
Controlled by Samuel R. Shapiro
Founded in 1990
Total Assets under Management:        $835 mm (3/31/98)



================================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Federal Express Corporation
The Joyce Mertz-Gilmore Foundation
Montgomery Securities
New York State Teachers Retirement System
Tredegar Industries, Inc.
University of Richmond



==============================================================================
                                    PERSONNEL
==============================================================================

Key TIP Account Managers

Samuel R. Shapiro, President and CIO
BBA, University of Georgia
1990-present: Shapiro Capital Management Co., Inc.
1977-1989: Bear Stearns & Co.

Michael McCarthy, CFA, Director of Research
MSIM, Georgia Inst. of Technology; BS, New Jersey
   Inst. of Technology
1990-present: Shapiro Capital Management Co., Inc.

Louis Shapiro, Research/Portfolio Manager
ABJ, University of Georgia
1992-present: Shapiro Capital Management







                                  Money Manager for the TIFF U.S. Equity Fund


===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                                  All Cap Value
Assets Using This Philosophy:           $740 mm  (3/31/98)
Account Type:                             Separate Account

===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Shapiro Capital Management (SCM) employs a research intensive, value approach that often entails a contrarian stance versus market consensus. Value is determined with respect to the economic return available at the operational level of a company. To qualify as an investment candidate, a company must compete in an industry that is easily understood and that displays superior economic characteristics. Common attributes of companies that qualify as investment candidates include (1) a high return on invested assets; (2) ample free cash flow; (3) true franchise characteristics; (4) significant barriers to entry; (5) products with minimal chance of obsolescence; (6) substantial congruence of financial interests between management and outside shareholders. Each investment is preceded by a comprehensive analysis performed by SCMOs principals. The research includes an exhaustive analysis of financial statements including all published material for at least the three most recent fiscal years. Areas of focus include historical accounting procedures, asset valuations, and cash flow. Management interviews are conducted both prior to purchase and throughout each stockOs holding period. Company facilities are visited when doing so can provide additional insight into a firmOs operations. Interviews with suppliers, competitors, and customers are an integral part of the research process. By assuming a proactive research-based approach, SCM accepts responsibility for all of its investments rather than being held accountable for the efforts and opinions of others.

===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

Wilshire 5000 Index

===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================
                                [GRAPHIC OMITTED]
Fee = 46 + [ .130 x ( Excess Return - 121 ) ] subject to Floor of 50 bp; Cap of 95 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return

SMITH BREEDEN ASSOCIATES, INC.

===============================================================================
                                  ORGANIZATION
===============================================================================

100 Europa Drive, Suite 200
Chapel Hill, NC  27514
phone:   919-967-7221
fax:     919-933-3157

Independent Investment Counsel
Controlled by Douglas T. Breeden, Chairman of the Board
Founded in 1982
Total Assets under Management:         $4.5 bil  (3/31/98)

===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Amdahl Corporation
Columbia/HCA Healthcare Corporation
Eastman Kodak Company
State of Florida, Division of Treasury
State of New Mexico Public Employees
   Retirement Association
Unisys Corporation

================================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Daniel C. Dektar, Principal, Director
MBA, Stanford; BS, California-Berkeley
1986-present:  Smith Breeden Associates, Inc.

Timothy D. Rowe, Principal
MBA, Chicago; BA, Duke University
1988-present:  Smith Breeden Associates, Inc.

William F. Quinn, CFA, Principal
MS/BS, MIT
1986-present:  Smith Breeden Associates, Inc.

Key TIP Contact

Stephen A. Eason, CFA, Principal, Director
MBA, Wharton; BS, Arkansas
Salomon Brothers, Vice President
Chase Manhattan Bank, Assistant Treasurer

Other Personnel

Douglas T. Breeden, Chairman of the Board
PhD, Stanford; BS, MIT
Stanford/Chicago/Duke, Professor of Finance
The Journal of Fixed Income, Editor

Michael J. Giarla, President and COO
MBA, Stanford; BA, Harvard
Goldman Sachs & Company, Associate

                                        Money Manager for the TIFF Bond Fund

================================================================================
                              INVESTMENT PHILOSOPHY
================================================================================

Philosophy:                                           Bond
Assets Using This Philosophy:         $3.1 bil   (3/31/98)
Account Type:                             Separate Account

===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Smith Breeden believes that in-depth research can provide a superior understanding of fixed income security relative value, and the goal of its research effort is to identify investments that generate risk-adjusted returns in excess of the market return. By constructing a portfolio of such securities and matching the portfolioOs effective duration to the benchmark duration the firm seeks to produce a total return in excess of the benchmark return without incremental interest rate risk. Smith BreedenOs research seeks to identify attractive investment opportunities in the Agency mortgage-backed security market, and the firmOs portfolios are typically concentrated in this high credit quality sector. The firmOs prepayment forecasting and mortgage option-adjusted pricing techniques are the outgrowth of fifteen years of proprietary research and development. This technology has enabled Smith Breeden portfolio managers to detect and measure differences in prepayment forecasts among different sets of investors, and in turn to construct portfolios that seek to exploit these market inefficiencies. Smith Breeden believes that the incremental return available from relative value analysis and research is significantly greater and more consistent than the incremental return from predicting the direction of interest rates; therefore, its professionals do not incorporate any interest rate forecasts into their investment decisions. Portfolios contain an average of 30 to 50 positions. Annual turnover averages between 200% and 300%.

===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

Lehman Mortgage-Backed Securities Index

===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================
                                [GRAPHIC OMITTED]
Fee = 20 + [ .315 x ( Excess Return - 70 ) ] subject to Floor of 10 bp; Cap of 85 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return

SMITH BREEDEN ASSOCIATES, INC.

===============================================================================
                                  ORGANIZATION
===============================================================================

100 Europa Drive, Suite 200
Chapel Hill, NC  27514
phone:   919-967-7221
fax:     919-933-3157

Independent Investment Counsel
Controlled by Douglas T. Breeden, Chairman of the Board
Founded in 1982
Total Assets under Management:         $4.5 bil  (3/31/98)

===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Amdahl Corporation
Columbia/HCA Healthcare Corporation
Eastman Kodak Company
State of Florida, Division of Treasury
State of New Mexico Public Employees
   Retirement Association
Unisys Corporation

===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Daniel C. Dektar, Principal, Director
MBA, Stanford; BS, California-Berkeley
1986-present:  Smith Breeden Associates, Inc.

Timothy D. Rowe, Principal
MBA, Chicago; BA, Duke University
1988-present:  Smith Breeden Associates, Inc.

William F. Quinn, CFA, Principal
MS/BS, MIT
1986-present:  Smith Breeden Associates, Inc.

Key TIP Contact

Stephen A. Eason, CFA, Principal, Director
MBA, Wharton; BS, Arkansas
Salomon Brothers, Vice President
Chase Manhattan Bank, Assistant Treasurer

Other Personnel

Douglas T. Breeden, Chairman of the Board
PhD, Stanford; BS, MIT
Stanford/Chicago/Duke, Professor of Finance
The Journal of Fixed Income, Editor

Michael J. Giarla, President and COO
MBA, Stanford; BA, Harvard
Goldman Sachs & Company, Associate


                                     Money Manager for the TIFF Short-Term Fund
===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                                  Custom 6-month
Assets Using This Philosophy:            $834 mm  (3/31/98)
Account Type:                             Separate Account

================================================================================
                               INVESTMENT APPROACH
================================================================================

Smith Breeden believes that in-depth research can provide a superior understanding of fixed income security relative value, and the goal of its research effort is to identify investments that generate risk-adjusted returns in excess of the market return. By constructing a portfolio of such securities and matching the portfolioOs effective duration to the benchmark duration, the firm seeks to produce a total return in excess of the benchmark return without incremental interest rate risk. Smith BreedenOs research seeks to identify attractive investment opportunities in the Agency mortgage-backed security market, and the firmOs portfolios are typically concentrated in this high credit quality sector. The firmOs prepayment forecasting and mortgage option-adjusted pricing techniques are the outgrowth of fifteen years of proprietary research and development. This technology has enabled Smith Breeden portfolio managers to detect and measure differences in prepayment forecasts among different sets of investors, and in turn to construct portfolios that seek to exploit these market inefficiencies. Smith Breeden believes that the incremental return available from relative value analysis and research is significantly greater and more consistent than the incremental return from predicting the direction of interest rates; therefore, its professionals do not incorporate any interest rate forecasts into their investment decisions. Portfolios contain an average of 30 to 50 positions. Annual turnover averages between 200% and 300%.

===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

Merrill Lynch 182-Day Treasury Bill Index

===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
===============================================================================
[GRAPHIC OMITTED]Fee = 10 + [ .400 x ( Excess Return - 20 ) ] subject to Floor of 5 bp; Cap of 75 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return


STANDARD PACIFIC CAPITAL LLC

===============================================================================
                                  ORGANIZATION
===============================================================================

425 California Street
26th Floor
San Francisco, CA  94104
phone:   415-352-7100
fax:     415-352-7117


Independent Investment Counsel
Controlled by Andrew Midler
Founded in 1995
Total Assets under Management:          $739 mm  (3/31/98)



===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Dartmouth College
Princeton University
Sun America



===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Andrew Midler, Portfolio Manager
MBA, Harvard; MA/BA, Stanford University
1995-present: Standard Pacific Capital LLC
1994-1995: CS First Boston Investment Mgmt

Ralph Long, Chief Financial Officer
BA, Haverford College
1996-present: Standard Pacific Capital LLC
1993-1996: Bank of America

Daniel Martin, Investment Principal
MBA, Harvard; BA, Stanford University
1995-present: Standard Pacific Capital LLC
1994-1995: Strome, Susskind Investment Management

David Wagonfeld, Investment Principal
MBA, Harvard; BA, Stanford University
1995-present: Standard Pacific Capital LLC
1994-1995: The Boston Consulting Group

Raj Venkatesan, Investment Principal
MBA, Harvard; BA, Williams
1997-present: Standard Pacific Capital LLC
1992-1995: J.P. Morgan -D Hong Kong

                                 Money Manager for the TIFF Multi-Asset Fund

===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                                  Opportunistic
Assets Using This Philosophy:           $550 mm  (3/31/98)
Account Type:                             Separate Account

===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Standard Pacific employs fundamental, "bottom up" research in an effort to identify misunderstood or ignored companies with improving fundamentals whose stock prices appear unduly low. While the firm devotes more time and energy to researching U.S. issues than it does to foreign ones, a typical portfolio comprises issues from approximately 20 countries with at least five countries overweighted relative to their index weightings at any point in time. Because the firm favors companies whose strategies and prospects are misunderstood or ignored by other investors, portfolios tend to be biased toward companies with small or moderate market capitalizations ($50 million - $2 billion). Holding periods are determined primarily by stock price movements. However, when initiating a position the firm seeks to identify a catalyst that will cause sufficient appreciation to occur within six months. In practice, the firmOs holding period averages one year. A typical portfolio contains 100 issues. As a matter of conscious choice by the firmOs principals, most of the capital managed by Standard Pacific is subject to performance-based fees (including funds managed on behalf of TIP).

===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

67% S&P 500 Index
33% MSCI All Country World ex US Index

===============================================================================
                         FEE PAID BY TIP TO THIS MANAGER
==============================================================================
[GRAPHIC OMITTED]Fee = 15 + [ .270 x ( Excess Return - 115 ) ] subject to Floor of 15 bp; Cap of 200 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return - Benchmark Return

 VARDE PARTNERS, INC.


===============================================================================
                                  ORGANIZATION
===============================================================================

3600 West 80th Street
Minneapolis, MN  55431
phone:   612-893-1554
fax:     612-893-9613

Independent Investment Counsel
Controlled by George G. Hicks, Gregory S. McMillan,
   and Marcia L. Page
Founded in 1993
Total Assets under Management:        $336.1 mm  (3/31/98)



===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

Carnegie Corporation of New York
EDS Retirement Plan
Father Flanagan's Boys Home
University of Louisville
University of Vermont



===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

George G. Hicks, Principal
JD, University of Minnesota; BA, Gustavus Adolphus
   College
1993-present:  Varde Partners, Inc.

Gregory S. McMillan, Principal
MBA Indiana University; BA, University of Nebraska
1993-present:  Varde Partners, Inc.

Marcia L. Page, Principal
MBA, University of Minnesota; BA, Gustavus Adolphus
   College
1994-present:  Varde Partners, Inc.

                                    Money Manager for the TIFF Multi-Asset Fund


==============================================================================
                              INVESTMENT PHILOSOPHY
==============================================================================

Philosophy:                              The Varde Fund IV
Assets Using This Philosophy:         $154.4 mm  (3/31/98)
Account Type:                           Commingled Account


==============================================================================
                               INVESTMENT APPROACH
==============================================================================

Varde focuses on nonperforming, subperforming, and non-investment grade debt investments. The firm seeks to invest in debt obligations at below their OintrinsicO value after having identified an exit catalyst, the occurrence of which will cause the debt obligation to appreciate in value. By monitoring and participating in several niches of the distressed debt marketplace, Varde seeks to allocate assets to those niches having the best reward-risk. Currently Varde is invested in indebtedness of bankrupt and financially troubled companies, capital structure arbitrage trading involving high yield bonds, nonperforming and subperforming commercial and residential mortgage loans and consumer debt and similar non-US debt obligations. Varde manages a well-diversified portfolio with a typical position representing 4% to 5% of assets.



================================================================================
                               MANAGER'S BENCHMARK
================================================================================

91-Day Treasury Bills plus 5% per annum


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

1.5% of net assets per annum plus 20% of net profit

WELLINGTON MANAGEMENT COMPANY, LLP

==============================================================================
                                  ORGANIZATION
==============================================================================

75 State Street
Boston, Massachusetts  02109
phone:   617-951-5000
fax:     617-263-4022

Independent Investment Counsel
Controlled by Managing Partners: Robert W. Doran,
   Duncan M. McFarland and John R. Ryan
Founded in 1933
Total Assets under Management:         $194 bil  (3/31/98)


===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

AT&T Investment Management Company
The Dow Chemical Company
Hartford Life Insurance Company
International Monetary Fund
J. Paul Getty Trust
Massachusetts Institute of Technology
Philip Morris
SunAmerical Inc.
The Vanguard Group


===============================================================================
                                    PERSONNEL
===============================================================================

Key TIP Account Managers

Ernst H. von Metzsch, Portfolio Manager
PhD, Harvard; MSC, University of Leiden
1973-present: Wellington Management Company, LLP

Karl E. Bandtel, Analyst
MS, University of Wisconsin
1990-present: Wellington Management Company, LLP

James Bevilacqua, Analyst
MBA, Stanford
1994-present: Wellington Management Company, LLP

Paul M. Mecray, III, Analyst
MBA, Wharton
1968-present: Wellington Management Company, LLP

Nilesh Undavia, Analyst
MBA, Dartmouth (1993)
1993-present: Wellington Management Company, LLP

Kim Williams, Analyst
MSC, University of London
1986-present: Wellington Management Company, LLP

                                   Money Manager for the TIFF Multi-Asset Fund


===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                Natural Resource-Related Stocks
Assets Using This Philosophy:          $1.6 bil  (3/31/98)
Account Type:                             Separate Account


===============================================================================
                               INVESTMENT APPROACH
===============================================================================

Fundamental research is central to the investment process of Wellington Management Company. The firmOs proprietary research efforts allow for an independent evaluation of market opportunities. The firm expects to outperform the market over time primarily through superior bottom-up security selection. Value added decisions are typically accomplished through analysis of the quality of companiesO assets and internal reinvestment opportunities, combined with the analysis of how companies formulate their investment plans and react to changes in the environment. WellingtonOs research-oriented approach to the natural resource sector specifically draws upon investment professionals who are highly specialized. The companies in which the firm invests vary widely with respect to factors such as leverage, growth, yield, and risk. Companies within the natural resource-related industries are subject to long cycles, the length of which are determined by industry factors (the petroleum industry), and general economic conditions (metals producers). These industries also have cycles which are generally self-correcting; consequently, the best prospective returns are typically in currently out-of-favor securities. Identifying quality management teams is crucial to determining which firm can capitalize on opportunities for increased shareholder value.


===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

70% Energy sector of MSCI World Index
20% Gold Mines sector of MSCI World Index
10% Non-Ferrous Metals; Forest Products and Paper;
   Misc. Materials and Commodities sectors of MSCI
   World Index


================================================================================
                         FEE PAID BY TIP TO THIS MANAGER
================================================================================

0.45% on first $50 million
0.40% on next $50 million
0.35% on remainder (over $100 million)

WESTPORT ASSET MANAGEMENT, INC.

================================================================================
                                  ORGANIZATION
===============================================================================

253 Riverside Avenue
Westport, CT 06880
phone:   203-227-3601
fax:     203-226-6306

Independent Investment Counsel
Controlled by Andrew J. Knuth, Chairman; Ronald H.
   Oliver, President
Founded in 1983
Total Assets under Management:         $1.8 bil  (3/31/98)



===============================================================================
                             REPRESENTATIVE CLIENTS
===============================================================================

American Red Cross
Army & Air Force Exchange Service Trust
Danbury Hospital Endowment
Harvard University
McGraw-Hill Master Trust
Rockefeller Brothers Fund
Yale University



================================================================================
                                    PERSONNEL
================================================================================

Key TIP Account Managers

Andrew J. Knuth, CFA, Chairman
MBA, New York University; BA, Dickinson
1983-present: Westport Asset Management previous experience: Lazard Freres & Co., Founder,
   Institutional Equity Group

Ronald H. Oliver, President
BS, San Jose State University
1981-present: Westport Asset Management previous experience: Starwood Corporation, President

Other Personnel

Albert H. Cohn
BS, Northwestern University
David J. Greene & Co., Sr. Partner, Portfolio Manager
Paine Webber, Portfolio Manager

Edmund H. Nicklin, Jr.
PhD/MS/BS, Rensselaer Polytechnic Institute
Evergreen Growth & Income Fund, Portfolio Manager
Alex Brown & Sons, Inc., Analyst

                                    Money Manager for the TIFF U.S. Equity Fund


===============================================================================
                              INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:                                Small Cap Value
Assets Using This Philosophy:          $1.8 bil  (3/31/98)
Account Type:                             Separate Account


==============================================================================
                               INVESTMENT APPROACH
==============================================================================

Westport Asset Management emphasizes "small cap" low price/earnings stocks. The firm seeks to generate superior investment returns without assuming the risks generally associated with an "aggressive management" style. The firm believes stock selection and adherence to relative valuation analysis are the principal factors in superior long-term performance. Its investment approach seeks to identify companies whose future earnings, cash flow, or return on equity are expected to improve materially. To be considered as investments, the firm must see compelling evidence that a stock can appreciate a minimum of 50% over a 18 to 24 month period. These stocks must sell at or below market valuations or below valuations of peer groups. The firm's portfolios emphasize but are not limited to companies with capitalizations under $500 million. Westport works to achieve 5% positions on each of its core holdings, however, it will exceed that percentage if a company's fundamental outlook is sufficiently attractive. Portfolios contain an average of 20 to 50 stocks depending on the asset size of the portfolio. Annual turnover averages 20%.

===============================================================================
                               MANAGER'S BENCHMARK
===============================================================================

Russell 2000 Stock Index


===============================================================================
                  FEE PAID BY TIP TO THIS MANAGER
===============================================================================
                                [GRAPHIC OMITTED]
Fee = 25 + [ .250 x ( Excess Return - 100 ) ] subject to Floor of 15 bp; Cap of 200 bp Measurement Period = Trailing 12 Months Excess Return = Manager's Return
- Benchmark Return

WYSER-PRATTE MANAGEMENT COMPANY, INC.

================================================================================
                    ORGANIZATION
================================================================================

63 Wall Street
New York, NY 10005
phone:   212-495-5350
fax:     212-495-5360

Independent Investment Counsel
Controlled by Guy Wyser-Pratte
Founded in 1991
Total Assets under Management:        $499.5 mm  (3/31/98)





===============================================================================
                         REPRESENTATIVE CLIENTS
===============================================================================

Dassault Aviation
Eastman Kodak
McKinsey & Company
University of Rochester
S.G. Warburg





===============================================================================
                                PERSONNEL
===============================================================================

Key TIP Account Managers

Guy Wyser-Pratte, President
MBA, New York University; BA, University of Rochester
1991-present: Wyser-Pratte Management Company, Inc.

Eric Longmire, Senior Managing Director
MBA/BA, Stanford University
1991-present: Wyser-Pratte Management Company, Inc.

                                   Money Manager for the TIFF Multi-Asset Fund



===============================================================================
                            INVESTMENT PHILOSOPHY
===============================================================================

Philosophy:             Euro-Partners Arbitrage Fund, Ltd.
Assets Using This Philosophy:           $254 mm  (3/31/98)
Account Type:                           Commingled Vehicle




===============================================================================
                              INVESTMENT APPROACH
===============================================================================

Wyser-Pratte  is an  independent,  employee-owned  firm  specializing  solely in global risk arbitrage (event arbitrage). Various investment arbitrage techniques, such as options hedging and short selling, are used by the Fund to insulate the position from general market movements so that the investment risk is oriented toward the risk of completion or failure of the transaction rather than the risk of general market movements.
Wyser-Pratte takes an active role in corporate governance positions to defend portfolio positions and enhance potential returns.




===============================================================================
                              MANAGER'S BENCHMARK
===============================================================================

91-Day Treasury Bill plus 5% per annum




================================================================================
                        FEE PAID BY TIP TO THIS MANAGER
===============================================================================

1% of net assets per annum plus 20% of net profit








                                 Appendix B


                        Service Provider Profiles





B-1
AMT Capital Services, Inc.


==============================================================================
                      Organization
==============================================================================


600 Fifth Avenue, 26th Floor
New York, NY  10020
phone:   212-332-5211
fax:     212-332-5190

Mutual Fund Administrator and Distributor
Founded in 1992


==============================================================================
                         Clients Served
==============================================================================


FFTW Funds, Inc.
   Sponsored by Fischer Francis Trees & Watts, Inc.
Harding, Loevner Funds, Inc.
   Sponsored by Harding, Loevner Management, LP
Holland Balanced Fund
   Sponsored by Holland & Co., LLC
Hyperion Funds, Inc.
   Sponsored by Hyperion Capital Management
SAMCO Fund, Inc.
   Sponsored by Seix Advisors, Inc.
TIFF Investment Program, Inc.
   Sponsored by Foundation Advisers, Inc.


===============================================================================
                            Key Personnel
===============================================================================


Alan M. Trager, Chairman
MPA, John F. Kennedy School of Government,
   Harvard University
BA, Syracuse University
former Managing Director, Morgan Stanley & Co.

Carla E. Dearing, President
MBA, University of Chicago
BA, University of Michigan
former Vice President, Morgan Stanley & Co.

William E. Vastardis, Managing Director
BS, Villanova University
former Vice President and head of Private Label
   Administration Group, The Vanguard Group

Paul A. Brook, Managing Director
MBA and BS, Rutgers University
former Partner, Ernst & Young, LLC


                                        Fund Administrator and Distributor
                                        for the TIFF Investment Program

===============================================================================
                                                  Description of Services
================================================================================


AMT Capital Services, Inc. is a mutual fund administration and distribution company. An affiliate of AMT Capital Advisers, Inc., a private investment and advisory firm specializing in the financial services industry, AMT Capital Services was formed to fulfill the administration needs of institutional investment management firms offering fund products to their investors.

As Fund Administrator, AMT Capital Services is responsible for supervising all aspects of a funds' operations, including oversight of other fund service providers, with the exception of investment advisers or subadvisers. The firm seeks to lower each fund's administrative cost structure through its application of technology, experience in managing complex operations in the mutual fund industry, and through the economies of scale of working with more than one fund group.

The firm was organized in early 1992. Its owners are former officers of Morgan Stanley, who helped develop and market The Pierpont Funds, a $5 billion fund complex owned by J.P. Morgan. The head of fund administration is the former head of The Vanguard Group's Private Label Administration
Group which provided full-service administration to more than 45 mutual funds with aggregate assets of approximately $10 billion prior to its sale to the Mutual Fund Service Company in Boston.

AMT Capital Services currently has $6.5 billion in assets under administration in mutual funds and limited partnerships as well as offsore fund administrator advisory services.


Investors Bank & Trust Company

============================================================================
                            Organization
============================================================================
200 Clarendon Street
Boston, MA  02116
phone:   617-330-6700
fax:     617-330-6033

Providing securities processing services since 1962. Additional offices in Dublin, Toronto, and the Cayman Islands.


=============================================================================
                                 Services
=============================================================================

Global Custody                   Offshore Administration
Master/Feeder Processing         Cash Management
Fund Administration              Transfer Agency
Hub & Spoke Processing           Foreign Exchange
Limited Partnership              Securities Lending
 Processing                      Multi-Currency Fund
                                    Accounting


========================================================================
                                 Dimensions
========================================================================

$140 billion in Custody Assets
1,455 Daily Priced Funds
168 Offshore Funds
60 Unit Investment Trusts
Global Network in 76 Countries
1,057 Employees


==========================================================================
                            Custodial or
==========================================================================
                        Transfer Agency Clients

Aetna Retirement Services      Harding, Loevner Management
Albion Alliance                Kayne Anderson
AMT Capital Advisers, Inc.     M Financial Group
Atlas Funds                    Mass Mutual Life Insurance
Banco Santander                Northeast Investors
Bank Julius Baer               Paine Webber Incorporated
Barclays Global Investors      Palladian
Brandes Investment Partners    PanAngora Asset Management
The Copeland Companies         Parex Bank
COVA Life                      PIMCO
David L. Babson & Co., Inc.    Regent Fund Management
Dessauer Global                Republic National Bank
Deutsche Bank                    of New York
Diversified Investment         Salomon Smith Barney
  Advisers (AEGON)             Standish Ayer & Wood
Eaton Vance Corp.              Thomas J. Herzfeld & Co. Inc.
Fiduciary Trust                Touchstone Family of Funds
Fischer Francis Trees & Watts  Union Bank of Switzerland
Goldman Sachs Asset Mgmt       William Blair & Co.
Grantham, Mayo, Van Otterloo   Wells Fargo Bank
Guinness Flight Investment     Western Reserve Life
  Management Ltd.                Assurance Company
John Hancock Funds and         Wright Investors Services
   Separate Accounts


                                               Custodian  and Transfer Agent
                                               for the TIFF Investment Program

===============================================================================
                                   Service Approach
================================================================================

Investors Bank focuses its resources on developing the people, systems, and technology to support the ever-changing financial services industry. The Bank is committed to tailored, responsive service built on a conscious strategy of employing professional personnel at all levels and supporting them with extensive training and sophisticated technology. The Bank's structure is designed to facilitate quick, accurate responses by expert professionals who are dedicated to individual clients.

In order to provide clients with the best service at a competitive price, Investors Bank relies on fully integrated, state-of-the-art systems. For example, the high level of automation with the Investors Bank Fund Accounting and Custody Tracking System (FACTS) has elevated the typical fund accountant's role away from mundane tasks like data entry to more analytical and control-oriented tasks. The benefits to clients are increased control, improved accuracy, and ultimately superior service.

Investors Bank's client base is global in scope and includes some of the most recognized institutions in the business. Responsiveness and attention to detail are the foundation for the long-term partnerships between the Bank and its clients.

The Transfer Agency operations of Investors Bank focus on the institutional investor. Highly trained shareholder servicing personnel are dedicated to each client and become intimately familiar with that client's products. The result is a satisfied investor whose inquiries are addressed by a shareholder representative who knows both the investor's account history and the product options available.


=============================================================================
                                Key Personnel
============================================================================

Kevin Sheehan, President & CEO
BA, Accounting, University of Massachusetts
Bank of New England, Senior Vice President

Michael Rogers, Executive Managing Director,
   Custody/Fund Accounting
MBA, College of William and Mary
BA, Economics, Boston College
Bank of New England, Manager

Robert Mancuso, Marketing/Client Management
MBA, Boston College
BA, Finance, Boston College










                             Appendix C


                         Description of Indices


===============================================================================
                                              Description of Indices
===============================================================================

Overview. This Appendix describes the various indices referenced in this Prospectus and Statement of Additional Information. The indices described below will be used to gauge the performance of individual Funds and individual Money Managers, with certain Money Managers' fees tied directly to the Money Managers' returns relative to the returns produced by their respective indices (hereinafter referred to as "benchmarks"). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

Explanation of How Indices Will Be Used. The table below denotes the indices relevant to each Fund and to those Money Managers whose compensation will be tied to their relative performance. As shown, in some cases the Money Managers have comparative indices different than the overall benchmark of the Funds that employ them. In all such cases, however, the securities included in the Money Managers' benchmarks are subsets of the securities included in the
relevant  Fun's  performance  benchmark.   For  example,  the
Lehman Government/Corporate Bond Index is a subset of the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------------------------------------------
 Fund / Money Manager                               Index
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

 TIFF Multi-Asset Fund                              Constructed Index (described on page C-3)
 Bee & Associates, Inc.                             MSCI All Country World Index
 Canyon Capital Management, LP                      91-Day Treasury Bills plus 5% per annum
 Daystar Partners                                   91-Day Treasury Bills plus 5% per annum
 Delaware International Advisers Ltd.               MSCI EAFE Index
 Farallon Capital Management, LLC                   91-Day Treasury Bills plus 5% per annum
 Genesis Asset Managers Ltd.                        MSCI Emerging Markets Free Index
 Harding, Loevner Management, LP                    MSCI All Country World or MSCI All Country World ex US Index
 Investment Research Company                        S&P 500 Stock Index
 Lazard Freres Asset Management                     MSCI  Emerging  Markets  Free Index or MSCI All  Country  World
                                                    Index
 Lone Pine Capital LLC                              91-Day Treasury Bills plus 5% per annum
 Mercury Asset Management                           NWS (FT) European Smaller Companies Stock Index
 Palo Alto Investors                                Russell 2000 Stock Index
 Pomboy Capital Corporation                         70% Energy  sector of MSCI World  Stock  Index;  20% Gold Mines sector
                                                         of MSCI World Stock Index; 10% Commodities sector of MSCI
                                                        World Stock Index
 Seix Investment Advisors, Inc.                     Lehman Aggregate Bond Index
 Standard Pacific Capital LLC                       67% S&P 500 Index; 33% MSCI All Country World ex US Index
 Varde Partners, Inc.                               91-Day Treasury Bills plus 5% per annum
 Wellington Management Company, LLP                 70% Energy  sector of MSCI World  Stock  Index;  20% Gold Mines sector
                                                         of MSCI World Stock Index; 10% Commodities sector of MSCI
                                                        World Stock Index
 Wyser-Pratte Management Company, Inc.              91-Day Treasury Bills plus 5% per annum

 TIFF International Equity Fund                     MSCI All Country World ex US Index
 Bee & Associates, Inc.                             MSCI All Country World ex US Index
 City of London Investment Management Co., Ltd.     MSCI Emerging Markets Free Index
 Delaware International Advisers Ltd.               MSCI EAFE Index
 Everest Capital Limited                            MSCI Emerging Markets Free Index
 Harding, Loevner Management, LP                    MSCI All Country World ex US Index
 Lazard Freres Asset Management                     MSCI Emerging Markets Free Index or MSCI All Country World
                                                         Index or MSCI All Country World ex US Index
 Marathon Asset Management, Ltd.                    MSCI All Country World ex US Index
 Mercury Asset Management                           NWS European Smaller Companies Stock Index

 TIFF Emerging Markets Fund                         MSCI Emerging Markets Free Index
 City of London Investment Management Co., Ltd.     MSCI Emerging Markets Free Index
 Emerging Markets Management                        MSCI Emerging Markets Free Index
 Everest Capital Limited                            MSCI Emerging Markets Free Index
 Explorador Capital Management, LLC                 MSCI Emerging Markets Free Index
 Genesis Asset Managers Ltd.                        MSCI Emerging Markets Free Index
 Lazard Freres Asset Management                     MSCI Emerging Markets Free Index





 Fund / Money Manager                               Index

 TIFF U.S. Equity Fund                              Wilshire 5000 Stock Index
 Aronson + Partners - Large Cap                     S&P 500 Stock Index
 Eagle Capital Management                           S&P 500 Stock Index
 Gotham Partners, LP                                Wilshire 5000 Index
 Investment Research Co. - Large Cap                S&P 500 Stock Index
 Investment Research Co. - Market Neutral*          Merrill Lynch 91-Day Treasury Bill Index
 Martingale Asset Management, LP                    Customized for TIFF U.S. Equity Fund
 Palo Alto Investors                                Russell 2000 Stock Index
 Shapiro Capital Management Company, Inc.           Wilshire 5000 Index
 Westport Asset Management, Inc.                    Russell 2000 Stock Index

 TIFF Bond Fund                                     Lehman Brothers Aggregate Bond Index
 Atlantic Asset Management Partners, LLC            Lehman Government/Corporate Bond Index
 Fischer Francis Trees & Watts, Inc.                JP Morgan Global Government Bond Index (Hedged)
 Seix Investment Advisors, Inc.                     Lehman Government/Corporate Bond Index
 Smith Breeden Associates, Inc.                     Lehman Mortgage Backed Securities Index

 TIFF Short-Term Fund                               Merrill Lynch 182-Day Treasury Bill Index
 Fischer Francis Trees & Watts, Inc.                Merrill Lynch 182-Day Treasury Bill Index
 Smith Breeden Associates, Inc.                     Merrill Lynch 182-Day Treasury Bill Index


* TIP employs stock index futures to ensure that assets allocated to this Money Manager's "market neutral" portfolio will participate fully in general stock market movements.



The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for the Fund employing such arrangements is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although the Bond Fund's overall benchmark is the Lehman Aggregate Bond Index, the Fund's mortgage-backed securities specialist may invest substantially all of its segment of the Fund in such securities, and it is both fairer to this Money Manager and in the Fund's best interests to tie this Money Manager's fees to its performance relative to the mortgage-backed securities component of the Lehman Aggregate Bond Index, rather than to the entire Index. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of the Funds that employ them may mean that some managers will receive relatively high fees even if the Funds that employ them underperform their overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among money managers can reduce the probabilities that a given Fund will fail to meet its performance objective. As noted in the section of this Prospectus entitled Investment Objectives, Policies and Restrictions, each Fund seeks to produce total returns net of all expenses that exceed those of its performance benchmark.

Explanation of "Capitalization Weighting." Several of the indices described below are "capitalization weighted." Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as "capitalization") so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security. Market values for individual stocks are added together to obtain their group market value. With respect to fixed income indices, the term "capitalization weighting" is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue's weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as "market value weighting."

TIFF Multi-Asset Fund Benchmark. The Multi-Asset Fund's benchmark is a constructed index comprising 25% Wilshire 5000; 25% MSCI All Country World ex US; 20% 3-Month Treasury Bill plus 5% per annum; 10% inflation-hedging index; 15% Lehman Aggregate Bond Index; and 5% J.P. Morgan Non-US Government Bond Index. The inflation-hedging index comprises 70% MSCI Energy Sources plus Energy Equipment &
Services; 20% MSCI Gold Mines; and 10% MSCI Non-Ferrous Metals plus Forest Products & Paper plus Miscellaneous Materials & Commodities.

Foreign Common Stock Indices

NWS European Smaller Companies Index. The NWS European Smaller Companies Index comprises the bottom 10% by market capitalization of each country in the European sector of the NWS Indices. The Index consists of approximately 350 stocks traded in 14 countries. Using the bottom 10% of each country rather than of the entire universe ensures that each country has roughly the same weighting as within the full NWS World Indices. Because most of the markets are very top heavy, the bottom 10% by market capitalization may represent up to 50% of the number of stocks in a given country. The Smaller Companies Index is rebalanced semi-annually to reflect new stocks that have been added to the NWS World Indices. Stocks that are eliminated from the NWS World
Indices are also eliminated from the Smaller Companies Index at the same time (usually 3 to 4 times per year).

Morgan Stanley Capital International All Country World Stock Index. The MSCI All Country World Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of March 31, 1998, the MSCI All Country World Index consisted of 2,489 companies traded on stock markets in 48 countries. The weighting of the Index by country is indicated in the exhibit entitled MSCI Country Weights. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. When available, TIFF uses the "Free" versions of MSCI indices, which means the specified index is free of foreign ownership limits or legal restrictions at the security and country level.

         MSCI All Country World ex US Stock Index. Similar to the MSCI All Country World Stock Index, the MSCI All Country World ex US Stock Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of March 31, 1998, the MSCI All Country World ex US Index consisted of 2,092 companies traded on stock markets in 47 countries. The MSCI All Country World ex US is used as the performance benchmark for the International Equity Fund because, in the opinion of TIP's Directors, it represents the universe of non-U.S. stocks in which a properly diversified group of active international equity managers of the type FAI seeks to assemble invest.

         MSCI Europe, Australia and Far East Index (EAFE). The MSCI EAFE Index is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries and 38 industries worldwide. As of March 31, 1998, the EAFE Index comprised 1,109 companies, and represented approximately 84% of the MSCI All Country World ex US Index.

         MSCI Emerging Markets Free Index. The MSCI Emerging Markets Free Index is a market capitalization weighted stock index composed of a sample of companies representative of the market structure of Asian, Latin American, and European emerging markets which are open to foreign investment. The Index commenced on January 1, 1988, and includes 26 countries, representing approximately 60% of the capitalization of each underlying market. As of March 31, 1998, the Index comprised 979 companies, and represented approximately 12% of the MSCI All Country World ex US Index.



U.S. Common Stock Indices

Russell 2000 Stock Index. The Russell 2000 Stock Index is a capitalization-weighted index that consists of the smallest 2,000 companies in the Russell 3000 Index, which is composed of 3,000 large U.S. companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The companies in the Russell 2000 Index represent approximately 10% of the Russell 3000 Index total market capitalization, with an average capitalization of $467 million as of the latest reconstitution. The largest company in the index had an approximate market capitalization of $1.1 billion. The market capitalization of each security is adjusted for private holdings and cross-ownership to determine its weight in the Index. This method counts only the "investable" portion of the universe, i.e., that segment in which investors can freely transact shares. Only common stocks belonging to corporations domiciled in the U.S. and its territories are eligible for inclusion in the Russell indices.

S&P  500  Stock   Index.   The  S&P  500  Stock   Index  is  a
capitalization-weighted index intended to portray the total return produced by a representative group of U.S. common stocks. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation, and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest U.S. publicly traded companies. Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. lts market price movements must, in general, be responsive to changes in industry affairs. The formula adopted by Standard & Poors is generally defined as a "base-weighted aggregate" expressed in relatives with the average value for the base period (1941-43) equal to 10. These group values are expressed as a relative, or index number, to the base period (1941-43) market value.

Wilshire 5000 Stock Index. The Wilshire 5000 Stock Index is a capitalization-weighted index which consists of all U.S. common stocks that trade on a regular basis on either the New York or American Stock Exchange or on the NASDAQ over-the-counter market. More than 7,000 stocks are included in the Wilshire 5000 Index. These stocks include the large-capitalization stocks that comprise the S&P 500 Index, (with the exception of Royal Dutch and Unilever, N.V., which trade on the New York Stock Exchange as ADRs), as well as the medium- and small-capitalization companies that comprise the Wilshire 4500 Index. The Wilshire 5000 is used as the performance benchmark for the U.S. Equity Fund because, in the opinion of TIP's Directors, it represents the universe of stocks in which most active domestic equity managers invest and is representative of the performance of publicly traded domestic equities most institutional investors purchase. The capitalization of the Index is approximately 81% NYSE, 2% AMEX, and 17% OTC.

Bond Indices

Lehman Brothers Aggregate Bond Index. This Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The Index encompasses four classes of investment grade fixed income securities in the United States: U.S. Treasury and agency securities, corporate debt obligations, mortgage-backed securities, and asset-backed securities. As of March 31, 1998, these four classes represented the following proportions of the Index's total market value:


                  U.S. Treasury and Agency Securities                  49%
                  Corporate Debt Securities                            20%
                  Mortgage-Backed Securities                           30%
                  Asset-Backed Securities                               1%

As of March 31, 1998, approximately 6,600 issues (including bonds, notes, debentures, and mortgage issues) were included in the Index, representing more than $5.1 trillion in market value. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million for U.S. Government issues and $25 million for all other issues; and investment grade quality - i.e., rated a minimum of Baa by Moody's Investors Service, Inc. or rated a minimum BBB by Standard & Poors Corporation. Price, coupon, and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

On March 31, 1998, the Index's effective weighted average maturity and duration were 8.75 years and 4.48 years, respectively, and the weighted average quality of issues comprising the Index was Aaa1 (using credit ratings of Moody's Investor Service, Inc.).

         Lehman Brothers Government/Corporate Index. This Index, a subset representing approximately 70% of the Lehman Brothers Aggregate Bond Index, comprises the Government and Corporate Bond Indices. The Government Bond Index comprises
(1) all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, (2) all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and (3) corporate debt guaranteed by the U.S. Government. The Corporate Bond Index includes (1) all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt, and (2) Yankee bonds, which are dollar-denominated SEC registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

         Lehman Brothers Mortgage-Backed Securities Index. This Index is also a subset of the Lehman Brothers Aggregate Bond Index, representing approximately 30% of the Aggregate Index. This Index comprises all fixed-rate securities backed by mortgage pools of the GNMA, FHLMC, and FNMA.
Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages (GEMs) are not included.

J.P. Morgan Non-U.S. Global Government Bond Index. The J.P. Morgan Non-U.S. Global Government Bond Index, calculated daily, tracks traded, fixed-rate domestic government bonds from twelve countries. The Index measures the total, principal, and interest returns of the markets of these countries. The countries included in the Index are:
Australia, Belgium, Canada, Denmark, France Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom. The weightings of each market are determined by the individual security weighting on a gross market value basis, and on a net market value for the principal return. The Index tracks only issues that are readily available for purchase at actively quoted prices. All instruments included in the Index must be tradable and redeemable for cash, and they must not appeal exclusively to domestic investors for local tax or regulatory reasons. Of the total non-U.S. fixed income domestic government bonds in the world, approximately 60% are considered to be "investable." The Index tracks only issues within this traded universe. Security types included in the Index are straight, put, call, sinking fund, purchase fund, extendible, conversion and double-dated. All bonds have maturities of greater than one year.



Short-Term Indices

Merrill Lynch 91-Day Treasury Bill Index. The Merrill Lynch 91-Day Treasury Bill Index is a 3-month constant maturity total rate of return index. This calculation includes a daily mark-to-market of the portfolio, and upon the issuance of a "new" Treasury Bill, the "old" Treasury
Bill is sold and the gain or loss is included in the portfolio return.

Merrill  Lynch  182-Day   Treasury  Bill  Index.  The  Merrill
Lynch 182-Day Treasury Bill Index is a 6-month constant maturity total rate of return index. This calculation includes a daily mark-to-market of the portfolio, and upon the issuance of a "new" Treasury Bill, the "old" Treasury
Bill is sold and the gain or loss is included in the portfolio return.


                                              MSCI Country Weights
                                               As of March 31, 1998


                             MSCI                    MSCI                                             MSCI
                          All Country             All Country                 MSCI                  Emerging
     Index:                  World                World ex US                 EAFE                Markets Free


     Benchmark for:      Certain TIFF         TIFF International          Certain TIFF            TIFF Emerging
                           Managers               Equity Fund               Managers              Markets Fund


Europe                         31.9%                   59.7%                   70.7%
     Austria                    0.2%                    0.3%                    0.4%
     Belgium                    0.7%                    1.2%                    1.5%
     Denmark                    0.5%                    0.9%                    1.1%
     Finland                    0.4%                    0.7%                    0.9%
     France                     3.9%                    7.3%                    8.6%
     Germany                    4.5%                    8.4%                   10.0%
     Ireland                    0.2%                    0.4%                    0.5%
     Italy                      2.2%                    4.1%                    4.8%
     Netherlands                2.5%                    4.8%                    5.6%
     Norway                     0.3%                    0.5%                    0.6%
     Portugal                   0.3%                    0.6%                    0.7%
     Spain                      1.4%                    2.7%                    3.2%
     Sweden                     1.4%                    2.6%                    3.1%
     Switzerland                3.6%                    6.6%                    7.9%
     United Kingdom             9.9%                   18.4%                   21.8%


Pacific                        12.8%                   24.0%                   28.4%
     Australia                  1.2%                    2.2%                     2.6
     Hong Kong                  1.1%                    2.1%                    2.4%
     Japan                     10.1%                   18.8%                   22.3%
     New Zealand                0.1%                    0.2%                    0.3%
     Singapore                  0.4%                    0.7%                    0.8%


North America                  48.8%                    4.2%
     Canada                     2.3%                    4.2%
     United States             46.5%


Emerging Markets                6.5%                   12.1%                    0.9%                100.0%
     Argentina                  0.3%                    0.5%                                          4.4%
     Brazil                     1.0%                    1.8%                                         16.5%
     Chile                      0.2%                    0.4%                                          3.8%
     China                      0.1%                    0.1%                                          0.9%
     Colombia                   0.0%                    0.1%                                          0.7%
     Czech Republic             0.1%                    0.1%                                          1.0%
     Greece                     0.2%                    0.4%                                          3.3%
     Hungary                    0.1%                    0.2%                                          1.4%
     India                      0.4%                    0.7%                                          6.4%
     Indonesia                  0.1%                    0.2%                                          1.5%
     Israel                     0.2%                    0.3%                                          2.6%
     Jordan                     0.0%                    0.0%                                          0.1%
     Korea*                     0.3%                    0.5%                                          2.3%
     Malaysia                   0.4%                    0.8%                    0.9%                  7.3%
Mexico                          0.7%
     Mexico Free                                        1.2%                                         11.4%
     Pakistan                   0.0%                    0.1%                                          0.6%
     Peru                       0.1%                    0.1%                                          1.1%
     Philippines                0.1%
     Philippines Free                                   0.2%                                          1.8%
     Poland                     0.0%                    0.1%                                          0.6%
     Russia                     0.3%                    0.5%                                          4.8%
     South Africa               0.7%                    1.3%                                         11.9%
     Sri Lanka                  0.0%                    0.0%                                          0.1%
     Taiwan                     1.1%                    2.0%                                          9.5%
     Thailand                   0.1%                    0.2%                                          2.2%
     Turkey                     0.1%                    0.3%                                          2.4%
     Venezuela                  0.1%                    0.1%                                          1.4%


Total                         100.0%                  100.0%                  100.0%                100.0%



* Korea and Taiwan are included in the Emerging Markets Free Index at 50% of their market capitalization. Source: Morgan Stanley Capital International Perspective, April 1998. Note: Numbers may not add to totals due to rounding.





                                                        Appendix D


                                                Quality Rating Descriptions


============================================================================
                          Quality Rating Descriptions
============================================================================


Standard & Poors Corporation

     AAA.Bonds    rated   AAA   are   highest   grade   debt
     obligations. This rating indicates an extremely strong capacity to pay principal and interest.

     AA.Bonds   rated  AA  also   qualify  as   high-quality
     obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

     A.Bonds   rated  A  have  a  strong   capacity  to  pay
     principal   and   interest,   although   they   are  more
     susceptible   to  the  adverse   effects  of  changes  in
     circumstances and economic conditions.

     BBB.Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

     BB and Lower.Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large
     uncertainties   or  major  risk   exposures   to  adverse
     conditions.

     The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," or "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign is added to those issues determined to possess overwhelming safety characteristics.

     A-1.Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2.The  capacity  for timely  payment  on issues  with
     this  designation  is  strong.   However,   the  relative
     degree of safety is not as high as for issues  designated
     A-1.


Moody's Investors Service, Inc.

     Aaa.Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
     Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, foreseeable changes are most unlikely to impair the fundamentally strong position of such issues.

     Aa.Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or because fluctuations of protective elements may be of greater amplitude, or because there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.


     A.Bonds rated A possess many favorable investment attributes and may be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa.Baa   rated  bonds  are   considered   medium-grade
     obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba.Bonds   which  are  rated  Ba  are  judged  to  have
     speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

     B and Lower. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Moody's ratings for state, municipal and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of great importance in long-term borrowing risk are of lesser importance in the short run.

     MIG-1.Notes bearing this designation are of the best quality, enjoying strong protection, whether from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2.Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

     P-1.Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     P-2.Issuers have a strong capacity for repayment of short-term promissory obligations.



Thomson Bankwatch, Inc.

     A.The company issuing the debt obligation possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

     A/B.The company issuing the debt obligation is very solid financially with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as that of companies in the highest rating category.


IBCA Limited

     A1.Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment.








TIFF                                               STATEMENT OF
INVESTMENT                                         ADDITIONAL INFORMATION
PROGRAM, INC.                                      April 30, 1998

Including These Funds:     Available through:
TIFF Multi-Asset Fund      Foundation Advisers, Inc.
TIFF International Equity Fund      2405 Ivy Road
TIFF Emerging Markets Fund Charlottesville, VA  22903
TIFF U.S. Equity Fund
TIFF Bond Fund    phone (804) 984-0084
TIFF Short-Term Fund       fax (804) 977-4479

--------------------------------------------------------------


TIFF Investment Program, Inc. ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders ("Members") by making available to them a series of investment vehicles (the "Funds"), each with its own investment objective and policies. The Funds are available exclusively to grantmaking foundations and 501(c)(3) organizations (see ELIGIBLE INVESTORS). The Funds and their investment adviser, Foundation Advisers, Inc. ("FAI") have been organized by a nationwide network of private and community foundations. FAI is a non-stock corporation no part of the earnings of which may inure to any private shareholder or individual. FAI is responsible for selecting Money Managers for each Fund and for allocating Fund assets among these Money Managers, subject to the approval of TIP's board of directors. With the exception of FAI's President, all FAI and TIP directors serve as unpaid volunteers.

The Funds currently available in the TIP series are: (1) TIFF Multi-Asset Fund ("Multi-Asset Fund"); (2) TIFF International Equity Fund ("International Equity FundO); (3) TIFF Emerging Markets Fund ("Emerging Markets Fund"); (4) TIFF U.S. Equity Fund ("U.S. Equity Fund"); (5) TIFF Bond Fund ("Bond Fund"); and (6) TIFF Short-Term Fund ("Short-Term Fund"). With the exception of the Short-Term Fund, which is designed primarily as a vehicle for investment of funds that members intend to spend or distribute within one year, the Funds are intended as vehicles for the implementation of long-term asset allocation policies.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of TIP, dated April 30, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and which is incorporated herein by reference. The Prospectus can be obtained without charge by writing to or calling FAI at the address and telephone number provided above.

================================================================================


                                    CONTENTS
================================================================================




ORGANIZATION OF TIP...........................................................3

SUPPLEMENTAL DISCUSSION OF TIP's ORIGIN.......................................3

SUITABILITY OF TIP's FUNDS....................................................3

SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION.................8

PERFORMANCE-BASED FEES FOR MONEY MANAGERS....................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................15

DISTRIBUTION OF FUND SHARES..................................................16

SUPPLEMENTAL DISCUSSION OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS.17

SUPPLEMENTAL DISCUSSION OF POLICY IMPLEMENTATION AND RISKS...................17

FUND TRANSACTIONS............................................................34

TAX CONSIDERATIONS...........................................................35

MEMBER INFORMATION...........................................................39

CALCULATION OF PERFORMANCE DATA..............................................40

DETERMINATION OF NET ASSET VALUE.............................................41

ADDITIONAL SERVICE PROVIDERS.................................................42



                     ORGANIZATION OF TIP
==============================================================

TIP was incorporated on December 23, 1993. The authorized capital stock of TIP consists of 3,500,000,000 shares with $.001 par value, allocated in increments of 500,000,000 shares to each of the Multi-Asset, International Equity, Emerging Markets, U.S. Equity, Bond, and Short-Term Funds (500,000,000 unallocated). Each share of each Fund has an equal voting right as to each share of such Fund. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.

The shares of TIP have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the board of directors.

No Fund of TIP shall be liable for the obligations of any other Fund.


==============================================================
           SUPPLEMENTAL DISCUSSION OF TIP's ORIGIN
==============================================================

RESOURCES NEEDED TO INVEST EFFECTIVELY. TIP is the outgrowth of several years of research into the need for a foundation investment cooperative, including extensive studies on foundation investment practices by The Investment Fund for Foundations ("TIFF"). These studies suggest that many of America's approximately 34,000 private and community foundations lack the resources needed to earn superior net investment returns. The necessary resources include: an asset base sufficient to diversify across asset classes and investment styles in an economic manner; staff and trustees with the time and expertise needed to select outstanding Money Managers and monitor and adjust manager and asset class weights; and the bargaining power and skills needed to strike attractive fee arrangements with money managers, custodians, accountants, lawyers, and other vendors.

REORIENTING TRUSTEE TIME ALLOCATION. Another large-scale survey of foundation investment practices conducted by Salomon and Voytek (Managing Foundation Assets, 1988) revealed that "less than a quarter of the foundations surveyed have a formal guideline spelling out the maximum portion of their assets that could be held in common stock, perhaps the most basic kind of guideline that might be expected." Investing through TIP enables governing boards to delegate responsibility for time-intensive tasks (e.g., vendor selection and evaluation and fee negotiations), thus providing them with more time to devote to the sensitive and supremely important task of formulating appropriate asset allocation guidelines.


==============================================================
                  SUITABILITY OF TIP's FUNDS
==============================================================

INVESTING THROUGH A NEWLY ESTABLISHED ORGANIZATION. Some investors may question whether it is prudent to invest through a newly established organization. This is an important issue that relates not only to TIP but also to some of the outside vendors it employs. In the opinion of TIP's and FAI's directors, the number of years that an investment management organization has been functioning is only one of many variables that fiduciaries must assess in determining whether to entrust the assets they supervise to it. Variables of greater importance are the expertise of the individuals who comprise the organization's governing board and staff, the resources the organization commands (both internally and via relationships with outside vendors), and the extent to which its goals and interests are congruent with those of its clients or members. The money managers selected by FAI on behalf of TIP are all experienced investment professionals with verifiable performance records that FAI's directors have reviewed as part of the manager selection process described in the Prospectus. These directors (and the FAI staff that supports them) have extensive experience performing their assigned functions, as do the principals and supporting staff of all outside vendors employed by TIP.

When evaluating persons who might potentially manage money for TIP, FAI's directors consider carefully the financial viability and stability of the firms with which they are associated, but they do not assume that the age (or size) of an investment management organization and the quality of its services are always positively correlated. Indeed, if properly structured and managed, a newly established investment management organization N be it a mutual fund family such as TIP or a money manager - has the potential to deliver superior services to its clients or members at a lower cost than competing suppliers precisely because its human and technological resources have been assembled recently: technology is evolving so rapidly that organizations structured and equipped specifically to compete under current as distinct from past market conditions often have a discernible edge - provided, of course, that the persons leading them are sufficiently skilled and experienced.

CHANGING EXISTING INVESTMENT MANAGEMENT ARRANGEMENTS. Changing investment management practices is almost always costly. It can also be time-consuming and painful, especially when long-standing relationships must be disrupted. For these reasons, change for its own sake should be avoided. At the same time, foundation fiduciaries should recognize that investment markets and the vast universe of vendors that furnish investment-related services to foundations are highly dynamic - so dynamic that the uncertain but very real costs of not changing settled practices sometimes can exceed the known costs of steering a different course. This is especially true with respect to the difficult and time-consuming task of selecting superior money managers: due to the very powerful mean-reverting tendencies of investment markets - the tendency for the performance of a manager (or investment style) generating superior returns over a given time period to regress to the mean or average of all managers over future time periods - sticking with a proven winner can, paradoxically, be very perilous, unless the winning organization is itself committed to the task of continuously reviewing and revising its own working assumptions, strategies, and tactics. One of the chief reasons TIP was created was to permit foundation trustees who themselves lack the time or expertise to monitor continuously the rapid evolution of markets and managers to delegate this task to a group of investment professionals (the directors of TIP and FAI) who have significant experience investing foundation assets.

ACTIVE INVESTMENT APPROACHES. While conceding that few professional Money Managers can accurately and consistently forecast major highs or lows in financial markets, the directors of TIP and FAI believe that some Money Managers are indeed able to pursue superior returns within selected asset classes and investment sectors. By combining in a prudent manner investment approaches appropriate to a given asset class, and then selecting Money Managers based on their proven ability to implement successfully such approaches, a foundation potentially can enhance its long-term investment returns.

MULTI-ASSET FUND. The TIFF Multi-Asset Fund is TIP's response to requests from many foundations throughout the U.S. for assistance with asset allocation. Asset allocation is critically important because the longer money is put to work the wider the gap grows between returns on individual asset classes. For truly long-term investors, these differences between asset class returns dwarf differences in returns attributable to manager selection, fee negotiations, or other investment-related tasks that TIP performs on behalf of its Members. All of TIP's Funds enable Members to delegate to TIP responsibility for the time-intensive tasks of selecting and monitoring money managers and other vendors. The Multi-Asset Fund goes beyond this by providing governing boards with an opportunity also to delegate to TIP responsibility for determining which asset classes to hold and in what proportions to hold them. Consistent with its view that strategic and tactical (as distinct from policy) decisions are best made by full-time investment professionals, TIP in turn delegates responsibility for strategic and tactical shifting of the Multi-Asset Fund's invested capital to outside Money Managers recommended by FAI.

Return Objective that Reflects Foundations' Spending Rates. The Fund's return objective is to provide a solution to the principal investment problem confronting most grantmaking foundations: how to preserve the purchasing power of their endowments while simultaneously distributing about five percent of their assets annually. While Congress' decision (in 1969) to compel private foundations to distribute annually at least five percent of their assets was not rooted in the same studies of capital market history that underlay the spending rates of eleemosynary funds that are free to adopt their own spending rates (e.g., community foundations or university endowments), these studies confirm that the goal of preserving fund purchasing power while simultaneously withdrawing five percent per annum is ambitious indeed. For example, to earn a five percent real return over the time period 1926-1993, a foundation investing solely in domestic stocks and bonds on a buy-and-hold basis would have had to maintain at least an 80% commitment to stocks. Foundations that distribute more than five percent of their assets annually must recognize that even highly aggressive investment programs are unlikely to produce real or inflation-adjusted returns sufficient to maintain fund purchasing power in the face of such high withdrawal rates, unless new gifts flow into the fund.

Based on their own study of capital market history, TIP's directors have concluded that the achievement of five percent or higher real returns presupposes a willingness to invest in risky (i.e., volatile) assets. The TIFF Multi-Asset Fund's return objective is to produce an adequate (i.e., five percent or higher) real return for participating foundations in as consistent a manner as possible - not every quarter or even every year; capital markets are seldom so accommodating - but with sufficient consistency over multi-year time periods to induce member foundations to "stay the course": to adhere to asset allocation policies that comport better with their long-term goal of preserving fund purchasing power than do policies that place more emphasis on controlling short-term price fluctuations.

Difficulty of Maintaining All-Equity Portfolios. TIP's directors recognized that an all-equity portfolio would not fulfill the asset allocation needs of grantmaking foundations in at least two important respects. First, many governing boards cannot withstand the downside risks inherent in all-equity portfolios, even those that are invested on a truly global basis. Second, even if trustees have the discipline needed to maintain all-equity portfolios during periods when stock prices are falling sharply, spending needs may leave them with no choice but to sell equities at very depressed prices. It is for these two reasons that TIP's directors elected to include in the Fund's asset mix securities that have the potential to cushion price declines in economic environments that are especially inhospitable to equity investors: deflation, or very high rates of unanticipated inflation. These securities are held primarily in the Ovolatility controlO segment of the Fund and include resource-related equities, bonds, and cash equivalents. It is important to note that securities held in the volatility control segment of the Fund can themselves be quite volatile: the term "volatility control" denotes such securities' potential to cushion losses experienced in the "total return" segment of the Fund.

Unique Deflation-Hedging Role of Bonds. The Fund's 20% "normal" allocation to bonds reflects the directors' judgment that such bond holdings could prove uniquely useful in a deflationary environment like the 1930s, when trustees would otherwise be forced to sell stocks at depressed prices to meet annual spending needs. To provide adequate deflation-hedging protection, a bond portfolio must emphasize intermediate or longer maturity, high quality, non-callable bonds - an imperative that is reflected in the benchmarks against which the Fund's bond commitments will be measured.

The Need for a Hedge against High Rates of Unanticipated Inflation. Similarly, the Fund's 10% "normal" allocation to a portfolio emphasizing natural resource-related equities reflects the directors' judgment that such stock holdings could prove uniquely useful in a highly inflationary environment like the 1970s, when many stocks of companies engaged in industries other than those in which the Fund's resource-related portfolio invests produced sharply negative inflation-adjusted returns. There is no assurance that the resource-related portfolio will produce satisfactory real returns in an environment of rapidly rising inflation, but TIP's directors believe that it has the potential to serve as a more reliable hedge than alternate inflation hedges that regulated investment companies are permitted to own (e.g., shares of real estate investment trusts).

The Fund does not hold direct investments in real estate because SEC regulations prohibit regulated investment companies from doing so. While the Fund does not hold real estate-related equities on a permanent basis [e.g., shares of publicly traded real estate investment trusts ("REITs")], the guidelines set forth for several of the Fund's Money Managers permit them to hold such securities on an opportunistic basis. The reason that TIP's directors rejected a permanent allocation to real-estate-related equities such as REIT shares is because the directors believe that returns on such securities have a disturbingly high correlation with stock market indices when inflation is spiraling upward, i.e., they provide unreliable inflation-hedging protection. Although there is no assurance that the natural resource-related securities in which the Fund invests will produce satisfactory real returns in environments of unexpectedly high inflation, TIP's directors believe that such securities constitute more reliable inflation hedges than real estate-related equities. The directors' experience suggests that firms engaged in producing or distributing natural resources can more readily pass through inflation-induced cost increases to their customers than can landlords, who must wait for leases to expire to negotiate price increases. This constraint also undermines the inflation-hedging protection of direct real estate investments, which several institutional funds represented on TIP and FAI's boards hold but which are not necessarily expected to provide high real returns when inflation is high and accelerating.

Potential Value-Added from Active Management. In determining which asset classes and strategies the Fund should employ for total return - as distinct from hedging - purposes, TIP's directors sought to avoid a mistake common to many investment programs: in allocating assets among asset classes, many investors use expected returns, which assume that all assets will be managed passively (i.e., indexed), even though they themselves intend to rely heavily on active managers. Mindful that all TIP Funds employ primarily active management techniques (passive approaches already being available to eligible foundations at a lower cost than TIP could ever offer them), TIP's directors considered carefully the extent to which active managers could potentially add value (net of fees) to each asset class that the Multi-Asset Fund might hold. This consideration is the chief reason that the Fund's guidelines emphasize: (1) foreign (and especially emerging) stock markets to a greater extent than do the guidelines employed by most U.S.-based institutions at present; and (2)
opportunistic total return strategies such as global risk arbitrage and distressed securities investing.

Perceived Inefficiency of Foreign Stock Markets. TIP's directors believe that foreign stock markets are less efficient than the U.S. stock market in a valuation sense, and are likely to remain so for some time. This perception creates a presumption on their part that carefully selected active managers can produce higher excess returns investing in foreign stocks than they can investing in U.S. stocks. Unless one believes that U.S. stocks generally are attractively priced relative to foreign stocks, the assumption that active management will produce higher excess returns (net of fees and trading costs) in foreign markets justifies a heavier commitment to foreign stocks than the modest allocations maintained by many U.S.-based investors.

Potential Risk Reduction from Investing in Assets with Low Return Correlations. Although their perceived potential for attractive returns through active management is the chief reason that TIP's directors endorse the use of such "non-traditional" or "alternative" assets such as foreign stocks and opportunistic total return portfolios, the case for including these allocations is reinforced by the tendency of returns on these non-traditional investments to be imperfectly (or, in some cases, negatively) correlated with returns on domestic stocks. To be sure, there have been and will no doubt continue to be occasions when foreign stocks (whether traded in developed or emerging markets), global risk arbitrage portfolios, distressed securities, and other investments that the Fund might hold strictly for total return purposes will join domestic stocks in producing negative returns, but this unfortunate fact does not undermine the fundamental soundness of a diversified approach to long-term asset allocation. So long as investments held by the Fund as domestic equity substitutes generate long-term returns at least equal to those expected from domestic stocks, the general tendency of such investments to rise and fall at different times than domestic stocks creates opportunities to enhance the Fund's long-term returns through periodic rebalancing of the Fund's asset class weights back to more normal percentages. The supposition here is that market movements will periodically cause such weights to differ from whatever initial OnormsO TIP's directors might establish: through a combination of manager-induced and board-induced rebalancing moves, the Fund can potentially benefit from the inherent volatility of the assets and strategies it employs. As perhaps the most comprehensive study of this phenomenon concludes, "disciplined rebalancing can boost returns as much as a fairly large shift in the policy mix itself" (Arnott and Lovell, 1992).

Determining Asset Class Ranges. The Multi-Asset Fund's asset class ranges were arrived at using a combination of resources: computer simulations quantifying the damage to long-term returns of forced sales of stocks at depressed prices under both of the disaster scenarios described above (deflation and very high rates of unanticipated inflation); plus other qualitatively driven analyses of the risk tolerance of foundation governing boards and their capacity to reduce budgeted grant outlays (consistent with legally mandated payout requirements) during periods when common stock prices are falling sharply. While appreciative of the advantages of purely statistical approaches to asset allocation, TIP's directors also recognize that such approaches can and often do attempt to achieve a false precision, and the Fund's asset allocation guidelines therefore reflect qualitative as well as quantitative judgments about asset class weights best suited to the long-term needs of the many foundations that have turned to TIP for help with investment-related tasks.

Statistical Justification of Fund's Guidelines. TIP and FAI do not provide such statistics for several reasons. First, even very long-term studies of the risk and return characteristics of asset classes and investment strategies are highly sensitive to starting and ending dates. An attempt to depict how a hypothetical portfolio managed in accordance with the Fund's guidelines would have performed over time could prove misleading.

Second, some of the asset classes and strategies that the Fund will employ have relatively short histories (e.g., emerging market stocks, for which reliable return series extend back less than a decade at present). This compounds the problem of time-period sensitivity just mentioned, especially with respect to that portion of the Fund to be allocated to opportunistic equity strategies such as global risk arbitrage that seek to outperform absolute return benchmarks (Treasury bills plus five percent). While TIP's decision to employ such strategies bespeaks itsdirectors' judgment that capital markets will continue to provide opportunities for the Money Managers within such segments to generate satisfactory absolute returns, there is no assurance that they will do so and it would be unwise for prospective investors to extrapolate past results into the future.

Third, it is precisely their concern that they lack the time or expertise to assess intelligently statistics-laden studies that has induced many governing boards to seek TIP's assistance in formulating asset allocation guidelines. Burdening such trustee groups with quantitative justifications of the Fund's guidelines would contravene their stated wishes and could also provide a false sense of security that the Fund will produce superior risk-adjusted returns relative to more conventional asset mixes comprising only domestic stocks and bonds. The Fund has the potential to do so, but there is no assurance that it will do so, and the Fund could potentially underperform more conventional asset mixes in certain market environments (e.g., when foreign stocks and bonds are performing materially worse than their domestic equivalents).

Fund's Suitability for Foundations with "Conservative" Boards. Whether the Fund is suitable for a foundation that favors conservative investment policies depends on one's definition of "conservative." Many investors who describe themselves as "conservative" pursue strategies that in fact entail the risk of large losses, especially to the ravages of inflation. Examples include: (1) investors willing to own only short-term Treasury bills, which provide safety of principal but which have historically generated less than one-fifth of the real returns needed to preserve the long-term purchasing power of funds with withdrawal rates of five percent per annum; (2) investors willing to own only very high grade bonds, which provide safety of principal if held to maturity but can produce large interim losses if interest rates spike upward; or (3) investors willing to own only the highest quality (i.e., "safest") stocks, such as IBM in 1987 ($175 per share on its way to less than $50 per share just five years later) or Philip Morris in 1992 ($86 per share on its way to $49 per share less than one year later). When scrutinized carefully, the investment policies of many investors who consider themselves "conservative" are in fact not conducive to wealth preservation - certainly not after adjusting for inflation. A more apt label for such policies would be "conventional."

TIP's directors believe that the most relevant measure of conservatism for foundation investors is not how closely their investment policies comport with traditional norms - norms that as recently as the 1950s dictated a strong bias in favor of long-term and hence highly risky bonds - but how effective such policies are in maintaining fund purchasing power within acceptable volatility constraints. Diversifying among many asset classes, strategies and money managers can be a powerful means of improving the return-to-risk ratio of an investment program, and it is for this reason that most of the institutional funds represented on the TIP and FAI boards make extensive use of assets other than domestic stocks and bonds and strategies other than conventional long-only approaches. While still the norm for most institutional portfolios, long-only approaches preclude money managers from acting upon much of their research. For example, the typical 40-60 stock portfolios maintained by many active U.S. equity managers are actually the economic equivalent of an index fund (all stocks in the S&P 500, held in accordance with their weights in that index) combined with a long-short portfolio: the latter portfolio comprises long positions in the 40-60 stocks the manager deems most attractive, plus short positions in all stocks in the S&P 500 not held in the overall portfolio.


                  SUPPLEMENTAL DISCUSSION OF
              FUND MANAGEMENT AND ADMINISTRATION
==============================================================

TIP AND FAI BOARDS. There is considerable overlap among the boards of TIP and FAI, but not complete overlap, for two reasons. First, given the highly dynamic character of financial markets, it is important that decision-making at all levels of the proposed cooperative be as streamlined as possible - an imperative that is best fulfilled by keeping the number of individuals responsible for a given task (e.g., selecting and monitoring of money managers) to a reasonable minimum. Second, there are securities law conditions which preclude complete overlap between the boards of TIP and FAI. Specifically, to ensure that the cooperative complies with laws discouraging direct control of the affairs of regulated investment companies by the entities that sponsor them, persons serving on FAI's board cannot occupy more than 49% of the seats on TIP's board of directors. For this reason, and also because the duties of TIP's board presuppose extensive audit and operations experience, a majority of TIP's board of directors are persons who serve or have served on the Audit and Operations Committee of The Investment Fund for Foundations, the not-for-profit organization that coordinated TIP's establishment. In contrast, most of the members of FAI's board are persons who serve or have served on TIFF's Investment Committee. FAI's board is chaired by John Mebane, Chief Investment Officer of The Duke Endowment (Charlotte, NC). Mr. A complete list of the directors of TIP and FAI is provided in the section of the Prospectus entitled MANAGEMENT AND ADMINISTRATION OF THE FUNDS.

ADVISORY AGREEMENT. Pursuant to its Advisory Agreement with TIP (the "Advisory Agreement"), FAI provides the following services to TIP and the TIP Funds: (1) provides or oversees the provision of all general management, investment advisory, and portfolio management services; (2) provides TIP with office space, equipment, and personnel; and (3) develops the investment programs, selects the Money Managers from a broad universe of investment managers, negotiates agreements with Money Managers on behalf of the board of directors of TIP (which has final authority for the approval or disapproval of such agreements), allocates and reallocates assets among Money Managers, and monitors the Money Managers' investment activities and results. As compensation for services rendered by FAI under the Advisory Agreement, each Fund pays FAI a maximum monthly fee calculated by applying the following annual basis point rates to such Fund's average daily net assets for the month (100 bp equals 1.00%):


============================================================================================================================
                                       Multi-      International       Emerging          U.S                      Short-
Assets                                  Asset          Equity          Markets         Equity         Bond         Term
---------------------------------------------------------------------------------------------------------------=============
====================================---------------------------------------------------------------------------=============
On first $500 million                   20 bp          15 bp            15 bp           15 bp        10 bp         3 bp
On next $500 million                    18 bp          13 bp            13 bp           13 bp         8 bp         3 bp
On next $500 million                    15 bp          11 bp            11 bp           11 bp         6 bp         2 bp
On next $500 million                    13 bp           9 bp             9 bp           9 bp          5 bp         2 bp
On next $500 million                    11 bp           7 bp             7 bp           7 bp          4 bp         1 bp
On remainder (>$2.5 billion)            9 bp            5 bp             5 bp           5 bp          3 bp         1 bp



Because FAI does not seek to earn a profit, it may waive a portion of its fees from time to time. FAI is currently waiving its advisory fees on the Short-Term Fund and has agreed to continue to do so until further notice.

The Advisory Agreement will remain in effect for two years following its date of execution and thereafter will automatically continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the board of directors or (b) the vote of a "majority" [as defined in the Investment Company Act of 1940 (the "1940 Act")] of a Fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the board of directors of TIP who are not "interested persons" (as defined in the 1940 Act) of TIP or FAI by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the initial members of the International Equity, Emerging Markets, U.S. Equity, Bond, and Short-Term Funds on March 29, 1994, and by the initial members of the Multi-Asset Fund on September 13, 1994. The Advisory Agreement is terminable without penalty on not less than 60 days' notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by FAI. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

PAYMENT OF FAI'S EXPENSES. FAI pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all executive salaries and expenses of the directors and officers of TIP who are employees of FAI and office rent of TIP. Subject to the expense reimbursement provisions described in the Prospectus, other expenses incurred in the operation of TIP are borne by the Funds themselves, including, without limitation: Money Manager fees; brokerage commissions; interest; fees and expenses of administrators, independent attorneys, auditors, custodians, accounting agents, and transfer agents; taxes; cost of stock certificates; expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members' meetings; expenses of directors of TIP who are not employees of FAI; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in relation to the net assets of each Fund.

FUND ADMINISTRATOR. Consistent with their Mission of helping foundations exploit the economies of scale inherent in many aspects of investing, TIP and FAI rely heavily on outside vendors to perform most functions that their directors deem delegable, including what is known in the mutual fund industry as "fund administration." A mutual fund's administrator oversees its day-to-day operations, typically by performing certain tasks itself (e.g., preparing regulatory filings) while supervising closely the work of other vendors employed by the fund (e.g., its custodian, transfer agent, dividend disbursing agent, accountant, etc.) Because it specializes in such work, AMT Capital Services, Inc. can perform these important functions better and at a lower cost than can FAI.

ADMINISTRATION AGREEMENT. As Administrator for the TIP Funds, AMT Capital receives a monthly fee at an annual rate of: (a) 0.07% of the average daily net assets of TIP for the first $300 million; (b) 0.05% for the next $2.7 billion;
(c) 0.04% for the next $2.0 billion; and (d) 0.03% over $5.0 billion of assets under management. TIP also reimburses AMT Capital for certain costs. In addition, TIP has agreed to pay AMT Capital an incentive fee not to exceed 0.02% for reducing the expense ratio of one or more Funds of TIP below certain levels specified for such Funds. A profile of AMT Capital is provided in Appendix B of the Prospectus.

MONEY MANAGER AGREEMENTS. The Money Manager agreements between TIP and the Money Managers (the "Money Manager Agreements") will automatically continue in effect for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the board of directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class, provided that in either event the continuance is also approved by at least a majority of the board of directors who are not "interested persons" (as defined in the 1940 Act) of TIP or FAI by vote cast in person at a meeting called for the purpose of voting on such approval.

In negotiating Money Manager fee agreements, FAI's staff analyzes a number of variables, including: (1) the proposed size of a manager's account; (2) the manager's historical and expected future performance against relevant benchmarks; (3) the historical and expected future volatility of the manager's relative returns; (4) the manager's assets under management; (5) the impact (if any) that linking a manager's compensation to its performance might have on its decision-making process; and (6) other organizational attributes. Many of the Funds' Money Manager Agreements entail performance-based fees, which are discussed in detail in the section entitled PERFORMANCE-BASED FEES FOR MONEY MANAGERS.

Not all of the Money Managers profiled in the Prospectus are employed by the Funds at all times. Whether a particular Money Manager selected by FAI, approved by TIP's directors, and hence profiled in the TIP Prospectus is actually employed by TIP at a given point in time depends on a Fund's size, its projected growth rate, and FAI's perception of the relative attractiveness of the Money Manager's approach in light of prevailing market conditions. Foundations seeking to know the actual allocation of each Fund's assets across Money Managers at a given time can obtain this information by contacting FAI.

Termination of Money Manager Agreements. The Money Manager Agreements are terminable without penalty on not less than 60 days' notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Money Manager. A Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Arms-Length  Relationships  between Money  Managers and TIP. The Money  Managers
have  no  affiliations  or   relationships   with  TIP  or  FAI  other  than  as
discretionary investment managers for all or a portion of a Fund's assets.

TARGET EXPENSE RATIOS.  The target expense ratios for the TIP Funds are:

         TIFF Multi-Asset Fund                                            0.95%
         TIFF International Equity Fund                                   1.00%
         TIFF Emerging Markets Fund                                       1.50%
         TIFF U.S. Equity Fund                                            0.65%
         TIFF Bond Fund                                                   0.50%
         TIFF Short-Term Fund                                             0.35%

These target expense ratios reflect informed estimates by the directors of TIP and FAI of the costs that foundations must be prepared to incur to realize the performance objectives that TIP's directors have articulated for each Fund. For example, the performance objective of the U.S. Equity Fund is to outperform the Wilshire 5000 Stock Index by 0.75% per annum net of fees and the Fund's target expense ratio is 0.65%. Accordingly, FAI will seek to allocate the Fund's assets across the Money Managers employed by it in a manner that will cause its expense ratio to approximate 0.65% when the Fund's assets themselves generate an incremental return over the Wilshire 5000 Stock Index of 1.40% (i.e., the 0.65% in fees incurred in pursuit of the Fund's objective plus the 0.75% margin by which the Fund seeks to outperform the Index net of fees would equal the Fund's incremental return over the Wilshire 5000 Stock Index).

Because the fees each Fund will pay to its Money Managers are (in most cases) tied to performance, it is possible that a Fund which outperforms its benchmark by a material margin could display an expense ratio considerably in excess of its target expense ratio. The target expense ratios are just that: targets. They are based on the assumption that FAI will allocate assets among Money Managers in a manner that is sensitive to the expressed aim of TIP's board to keep each Fund's expense ratio at or below such targets, except under circumstances where the Fund outperforms its performance benchmark by a margin greater than that reflected in its stated performance objective. Because some Money Managers have benchmarks different from the overall benchmark for the TIP Fund employing them, it is possible that a Fund's expense ratio in any given time period could exceed the Fund's target expense ratio even if the Fund fails to achieve its return objective. Further, as noted in the Prospectus, the Funds may invest in certain other commingled investment vehicles, including other registered investment companies and private investment funds. The Funds will be charged their pro rata share of the fees and expenses associated with any such investment. In this regard, it should be noted that the fees charged by many private investment funds are high in relation to the fees charged by other investment funds (performance fees for private investment funds are often as high as 20% per annum of realized and unrealized gains).

With respect to the TIP Funds that employ performance-based fees for Money Managers, each Fund's actual expense ratio could exceed its target expense ratio if the performance of one or more Money Managers employed by it causes the average fees paid to all of the Fund's Money Managers to exceed the difference between (a) its target expense ratio and (b) all fees and expenses paid by it other than Money Manager fees. For example, the U.S. Equity Fund's target expense ratio is 0.65% per annum. As indicated in the TIP Prospectus, all fees and expenses other than Money Manager fees to be paid by the U.S. Equity Fund are not likely to exceed 0.32% per annum. In allocating the Fund's assets among Money Managers, FAI will attempt to ensure that the average fees paid by the Fund to its Money Managers only exceed 0.32% per annum (i.e., its target expense ratio of 0.65% minus the 0.33% in other expenses) if the Fund surpasses its performance objective. As noted in the table in the Prospectus, the U.S. Equity Fund's performance objective is to outperform the Wilshire 5000 Stock Index by 0.75% per annum net of fees. If the condition just described is fulfilled - that the Fund's total expenses may exceed 0.65% only if it surpasses its performance objective - then its expense ratio will not exceed 0.65% unless its assets produce a gross return that exceeds the return produced by the Wilshire 5000 Stock index by at least 1.40% (0.75% net excess return goal plus 0.65% fees). FAI's failure to achieve this goal over a one-year holding period or longer would cause the Fund to fail to achieve its performance objective of outperforming the Wilshire 5000 Stock Index by 0.75% per annum.


==============================================================
          PERFORMANCE-BASED FEES FOR MONEY MANAGERS
==============================================================

OVERVIEW. The following discussion outlines the principles that FAI follows in negotiating Money Manager fees and describes the performance-based fee structure that the Funds have entered into with many (but not all) of the Money Managers employed by them. These principles are the product of both the combined investment experience of members of its board and TIP's board and policy choices made by TIP's board in its formulation of objectives and guidelines for each Fund.

Optimizing versus Minimizing Expenses. Given the profound impact that even modest differences in annual investment-related costs can have on a foundationOs cumulative returns when compounded over long time periods, it is proper for foundation trustees to consider carefully the costs of alternative investment vehicles. There is a crucial difference, however, between minimizing the amount that a foundation spends to invests its capital and optimizing these outlays. TIP aims to help member foundations do the latter, not the former. To be sure, by pooling the investable assets of numerous foundations, TIP can and does seek to minimize how much participating foundations must spend on such investment-related services as custody and portfolio accounting. But with respect to Money Manager fees, which typically constitute the lion's share of investment-related expenses, the directors of TIP and FAI believe that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, TIP relies primarily on active (as distinct from passive) money management techniques, and makes extensive use of performance-based fees in compensating Money Managers for services rendered to TIP.

The fact that the exact costs of investing through each TIP Fund are unknowable in advance is undeniably off-putting to some foundation investors. While understandable, this reluctance to invest through vehicles whose exact costs are unknowable in advance is somewhat ironic in light of another fact: the annual standard deviations of the asset classes in which the TIP equity and bond funds that utilize performance-based fees primarily invest N i.e., the non-diversifiable or systemic risks of each asset class N greatly exceed the economic uncertainty associated with fluctuating manager fees, even under worst case conditions. "Worst case" as used here means the increase in a Fund's expense ratio associated with an instantaneous shift from paying all Money Managers employed by it their minimum fees to paying all of them their maximum fees. Differences between the minimum and maximum fees payable to any Money Manager employed by the Funds are shown in the following table.


                                                 Number of             Largest Difference          Average Difference
                                            Managers Receiving        between Minimum and         between Minimum and
                                               Performance-           Maximum Fees Payable        Maximum Fees Payable
                                                Based Fees            to Any Money Manager        to Any Money Manager

     TIFF Multi-Asset Fund                           4                         1.85%                       1.45%
     TIFF International Equity Fund                  3                         1.85%                       1.57%
     TIFF Emerging Markets Fund                      1                         2.60%                       2.60%
     TIFF U.S. Equity Fund                           7                         2.00%                       1.41%
     TIFF Bond Fund                                  4                         0.75%                       0.66%
     TIFF Short-Term Fund                            1                         0.70%                       0.70%

     Note: Reflects separate account manager fees only. Averages assume equal manager allocations.


Based on their considerable investment experience, the directors of TIP and FAI believe that, over the long term, TIP's member foundations are likely to realize a net benefit for bearing the uncertainties associated with performance-based fees.

Link between Funds' Objectives and Performance-Based Fee Structures. As noted in the Prospectus, the performance objective of each Fund is to outperform a relevant market benchmark by a modest increment net of fees. FAI's chief aim in negotiating Money Manager fees is to ensure that such fees are relatively low compared to institutional norms when each Money Manager's performance is approximately equal to the level that is required to enable the Fund that employs it to achieve its performance objective. A related aim of FAI when negotiating Money Manager fees is to tie manager compensation as closely as possible to manager performance. FAI's intent in linking Money Manager fees to performance is discussed in detail below.

Money Manager Evaluation Criteria Seek to Discourage Undue Risk-Taking. TIP does not employ performance-based fees as a means of inducing its Money Managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees as one means among many of seeking to achieve its aim of optimizing participating foundations' investment-related expenses. Although not explicitly referred to in the Agreements between the Funds and each Money Manager, a Money Manager's proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy marketed to TIP is one of the essential criteria that FAI screens for in recommending Money Managers for the Funds. (See the section of the Prospectus entitled MONEY MANAGERS - Manager Selection Criteria.) Because the Money
Managers know that the criteria FAI employs in selecting Money Managers initially are the same it employs in its ongoing evaluation of Money Managers employed by TIP, they also know that portfolio decisions that cause the performance of TIP's account to differ materially from the performance of accounts that are purportedly managed similarly - whether motivated by the desire to earn higher fees from TIP or not - could trigger their dismissal by FAI.

On an ongoing basis, FAI compares the results each Money Manager produces for TIP to the results it produces for its other clients. A Money Manager's unwillingness to share these other results with FAI or its failure to manage TIP's account in a manner that is as similar as possible to the manner in which other accounts with the same mandate are managed also constitute grounds for dismissal.

PREFERRED PERFORMANCE-BASED FEE STRUCTURE. While mindful that no fee structure can possibly prove suitable to all Money Managers - even as a starting point for discussion - in an effort to streamline the negotiation process as much as possible, FAI has formulated a preferred performance-based fee model. The graph below illustrates the application of this model to one particular Money Manager. Herewith a summary of the model's chief attributes:

[GRAPHIC OMITTED]

Common Characteristics. All agreements between the Funds and Money Managers entailing performance-based fees have certain common characteristics, including:
(1) minimum fees ("floors"); (2) maximum fees ("caps") ; and (3) fee formulae that, in the judgment of members of TIP's and FAI's boards, produce fees that are reasonable in relation to the margin of outperformance that a Money Manager must achieve to earn a given level of fees. In each case, the formula embodies the concept of a "fulcrum fee," i.e., an equation (disclosed in the profile of each Money Manager contained in the TIP Prospectus) under which the actual fees paid to a Money Manager are always proportionately related to performance above or below a given fulcrum point. In each case, the formula is designed to augment a mutually agreed-upon basic fee if the excess return on the portfolio managed by the Money Manager for TIP (Actual Gross Total Return less Benchmark Total Return) exceeds a specified level, and to reduce this basic fee if the excess return falls below this level. As the graph illustrates, in each case the slope of the fee line between the floor and the cap is uniform throughout.

Definition of Total Return. "Total Return" as used here means the change in the market value of the Money Manager's portfolio, or the Benchmark Index, as the case may be, over one month measurement periods, adjusted on a time-weighted basis for any assets added to or withdrawn from the Money Manager's portfolio. The total returns of portfolios or benchmark indexes over the rolling twelve-month time periods used in computing performance-based bonuses/penalties are, therefore, the sum of each of the monthly returns in the applicable rolling twelve month period.

Manager-Specific Benchmark Indices. Importantly, the benchmark index used in computing the Money Manager's excess return is the index deemed most relevant for that Money Manager. In many cases, this benchmark index is the same as the overall performance benchmark for the Fund retaining the Money Manager. In some cases, however, FAI's objective of melding Money Managers espousing different philosophies into an integrated manager structure that is both effective and efficient dictates that a Money Manager's benchmark index be different from the benchmark for the Fund that retains it.

Fee Function Tied to Fund's Overall Objective. One virtue of the performance-based fee structure is that it permits FAI to craft manager-specific fee agreements that link compensation to the return objectives of the Fund in question. In crafting fee proposals, FAI and the directors of TIP will ask a number of questions, including those discussed below. Answers to all will be considered when evaluating fee arrangements.

1. What is a reasonable fee for this Money Manager if it outperforms its benchmark by the same margin that the Fund employing it aims to outperform its benchmark? For example, the TIFF U.S. Equity Fund seeks to outperform its benchmark (Wilshire 5000) by 75 basis points net of fees. If analysis of all relevant factors (including but not limited to: the proposed size of a Money Manager's account, the Money Manager's historical deviations from the benchmark, the volatility of such deviations, the Money Manager's assets under management, and other organizational attributes) suggests that it is reasonable to pay Manager A 40 basis points for outperforming its benchmark by 75 basis points net of fees, then FAI has defined one point on the fee line for Manager A: 115 basis points of excess return on the x-axis, 40 basis points of fees on the y-axis.

2. What is a reasonable fee for this Money Manager if it performs as expected? As a practical matter, most Money Managers screened by FAI for retention by TIP expect to outperform their agreed-upon benchmark by a margin greater than that reflected in the targeted excess return of the TIP Fund that they seek to serve. For example, most U.S. equity managers screened by FAI seek to outperform a relevant benchmark of U.S. equities by more than the 0.75% (75 basis points) that the TIFF U.S. Equity Fund seeks to outperform its performance benchmark (the Wilshire 5000) net of all fees. The Money Managers establish their fee-negotiating position with a view to what they would expect to earn under a normal asset-based fee arrangement; they can be expected to seek a performance-based fee schedule that will give them reasonable assurance of payment comparable to their asset-based fee expectations. Particularly where the Money Manager has an asset-based fee schedule in place for other clients, FAI will begin negotiation on the premise that the Money Manager should be paid an amount comparable to a reasonable asset-based fee if the Money Manager performs in accordance with reasonable expectations.

3. What is the appropriate Fulcrum Point for this Money Manager? The Fulcrum Point N the midpoint between the highest fee payable and the lowest fee payable N is set to establish a fee structure in which the financial incentives of the Money Manager are aligned with those of the Fund. The Fulcrum Point is set at a performance level that the Money Manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the Fund. FAI and TIP will seek agreements in which the Money Manager will have as much to lose as it has to gain if the Money Manager chooses to increase the risk it takes with the Fund's account. The table below identifies Money Managers that provide services to the Funds with performance-based fees, the Fulcrum Fee under the Agreement between the Money Manager and TIP, and the return that must be achieved by the Money Manager in order to earn the Fulcrum Fee (100 bp equals 1.00%). See Appendix A to the Prospectus for additional information about the Money Managers and the Agreements.


4. What is a reasonable fee "floor" for this Money Manager? As with the determination of all model inputs, FAI's choice of an appropriate "floor" for each Money Manager is based on an analysis of both the Money Manager's idiosyncratic attributes and the perceived availability of qualified alternate Money Managers. Having identified an appropriate minimum fee for each Money Manager, FAI then identifies the level of return at which the fee "bottoms out."

5. What is a reasonable fee "cap" for this Money Manager? Having identified an appropriate floor, FAI then identifies, for each Money Manager, the reciprocal fee "cap." In all cases, the cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward the Money Manager adequately for superior performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., "closet indexing" of portfolio assets to the agreed-upon benchmark).

===================================================================== ---------------------- ===============================
                                                                                              Excess Return over Manager's
                                                                                             Benchmark Required to Receive
Money Manager                                                              Fulcrum Fee                Fulcrum Fee
===================================================================== ---------------------- ===============================
Aronson + Partners                                                              45 bp                     210 bp
Atlantic Asset Management Partners, LLC                                         35 bp                     165 bp
Bee & Associates, Inc.                                                         108 bp                     458 bp
Eagle Capital Management                                                       100 bp                     621 bp
Emerging Markets Management                                                    170 bp                     370 bp
Fischer Francis Trees & Watts, Inc. (Bond Fund)                                 45 bp                     251 bp
Harding, Loevner Management, L.P.                                               80 bp                     400 bp
Investment Research Company (Large Cap Core Equity)                             65 bp                     281 bp
Investment Research Company (Market Neutral Defensive Equity)                  105 bp                     870 bp
Marathon Asset Management, Ltd.                                                 88 bp                     424 bp
Palo Alto Investors                                                            105 bp                     524 bp
Seix Investment Advisors, Inc.                                                  45 bp                     195 bp
Shapiro Capital Management Co., Inc.                                            73 bp                     325 bp
Smith Breeden Associates, Inc. (Bond Fund)                                      48 bp                     157 bp
Smith Breeden Associates, Inc. (Short-Term Fund)                                40 bp                      95 bp
Standard Pacific Capital LLC                                                   108 bp                     458 bp
Westport Asset Management, Inc.                                                108 bp                     430 bp


COMPUTING AND REMITTING FEES. The computation and remittance procedures that the Funds will employ are described immediately below. All fee schedules are applied to the average daily net assets in each Money Manager's account for the time period in question. For purposes of computing the Funds' daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.

Computing Fees. For the first two months following the inception of their accounts, Money Managers will receive a straight asset-based fee equal to 150% of the minimum (floor) rate, regardless of performance. Thereafter, they will be compensated in accordance with the performance-based fee function negotiated with each Money Manager (depicted in its Money Manager profile in Appendix A), with the fee for a given month (e.g., February 1998) based on the Money Manager's performance for the twelve months ending two months prior to that month (December 1997 in our example). Why a two-month time lag? Because, while TIP's directors would prefer that fees paid by members in a given month reflect the returns they actually earn in that month, two facts preclude perfect linkage: (1) the law requires a minimum 12-month measurement period for performance-based fees; and (2) the returns on some managers' benchmarks (e.g., certain foreign stock indices) are not available until several days after month-end. This means that the closest TIP can come to accruing fees that reflect how a Money Manager did for shareholders of, for example, its
International Equity Fund in February 1998 is to base them on each Money Manager's performance for the twelve months ending December 31, 1997. Theoretically, the lag could be reduced to one month plus the number of days following month-end that it takes vendors (e.g., Morgan Stanley Capital International) to distribute benchmark returns, but the practical difficulties of making intra-month adjustments in accrual rates outweigh the advantages of achieving such precision. Of course, TIP could voluntarily adopt a measurement period longer than one year, and TIP would do so were it not for the fact that the longer the measurement period, the looser the linkage between the level of performance-based fees paid by the Funds and the gross returns they actually earn for their Members.

Remitting Fees. In order to comply with the legal requirement that there be a minimum one-year measurement period for performance-based portfolio management fees, in the third through fourteenth calendar month of their employment by a Fund, Money Managers agreeing to performance-based fee arrangements may receive only a portion of the fees accrued by a Fund with respect to segments of the Fund managed by them. Specifically, during this twelve month time period, the Money Managers will receive only the minimum (floor) fee to which they are entitled. Upon determination (on or about the tenth day of the fifteenth calendar month of its employment by the Fund) of the precise amount of fees to which such Money Manager is entitled for services rendered during the third through fourteenth months of its employment by a Fund, any fees accrued by the Fund that are owed to the Money Manager in light of its performance will be disbursed. The reason for commencing accrual of performance-based fees in the third calendar month of investment operations for each Fund rather than at an earlier date is that, as noted, the indices with reference to which the Money Managers' performance is computed are typically not available until five or more business days after the close of each month. Since it is impractical to adjust fee accrual rates intra-month (e.g., during the second calendar month of investment operations based on performance achieved during the first month), the earliest that such accruals can reflect Money Managers' actual performance is the third calendar month that a Money Manager agreeing to performance-based fee arrangements is employed by a Fund.

Advantages and Disadvantages of Accrual and Remittance Procedures. TIP's board of directors recognizes that the procedure described above could give rise to inequities among members, but such inequities are likely to be less acute than those produced by performance-based fee arrangements entailing measurement periods longer than one year. For example, some regulated investment companies have performance-based portfolio management fee arrangements entailing rolling 36-month performance measurement periods. Under such arrangements, shareholders entering the Fund in, for example, month 72 may be forced to pay the maximum fees to which a Money Manager is entitled for several months following their initial purchase if the Money Manager's performance was sufficiently good during months 36 through 71. This could occur even though the manager's performance is not as good in the months immediately following the new shareholder's entry (e.g., months 72 through 84), because the fees for these months will reflect the Money Manager's performance during prior time periods. The one-year measurement period that TIP will employ under performance-based fee arrangements does not eliminate these intergenerational inequities among changing shareholder populations, but it can help to minimize them, and it is because TIP's board seeks to tie the portfolio management fees paid by individual members as closely as possible to the gross investment returns such members actually realize that the board has approved performance-based fee arrangements with certain Money Managers entailing the minimum one-year measurement period permitted by law.


==============================================================
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
==============================================================

As of March 31, 1998, there were no "control persons" (as such term is defined in the 1940 Act) of TIP. All shares of each Fund listed in this section are Common Stock, $.001 per Share, and are directly held. As of March 31, 1998, the following Members held five percent or more of the outstanding shares of each Fund as indicated:


Multi-Asset Fund
William Caspar Graustein Memorial Fund; 84 Trumbull Street; New Haven, CT 06511          9.3%
The Greater New Orleans Foundation; 2515 Canal St., Ste. 401; New Orleans, LA
70119                                                                                    9.1%
Chemical Heritage Foundation; 315 Chestnut Street; Philadelphia, PA 19106                8.9%
Monterey Bay Aquarium Foundation; 886 Cannery Row; Monterey, CA  93940                   7.6%


International Equity Fund
The Rockefeller Foundation; 420 Fifth Avenue, 22nd Floor; New York, NY 10018            20.7%
Houston Endowment Inc.; 600 Travis, Suite 6400; Houston, TX 77002                       18.1%
Fan Fox and Leslie R. Samuels Foundation, Inc.; 630 Fifth Avenue, Suite 2255,
New York, NY  10111                                                                      5.2%

Emerging Markets Fund
Mayo Foundation; 200 First Street, S.W.; Rochester, MN 55905                            22.2%
Carnegie Corporation of New York; 437 Madison Avenue; New York, NY 10022                16.4%
Pew Memorial Trust, c/o Glenmede Trust; 1 Liberty Place, Ste 1200; 1650 Market
St; Philadelphia, PA 19103                                                              14.1%
The Colorado Trust; 1600 Sherman Street; Denver, CO 80203                                8.5%
The Commonwealth Fund; One East 75th Street; New York, NY 10021                          6.6%
ACF/CRF Joint Fund; 3773 Cherry Creek North Drive #955; Denver, CO 80209                 5.9%
Charles Hayden Foundation; One Bankers Trust Plaza; 130 Liberty Street;
New York, NY  10006                                                                      5.7%

U.S. Equity Fund
William & Flora Hewlett Foundation; 525 Middlefield Road #200; Menlo Park,
CA 94025                                                                                14.0%
BellSouth Foundation, Inc.; 1155 Peachtree Street, Suite 14F05; Atlanta,
GA 30309                                                                                10.4%
Denver Foundation; 455 Sherman Street, Suite 550; Denver, CO 80203                       8.3%
Jacksonville Community Foundation; 112 W. Adams St., Suite 1414; Jacksonville,
FL  32202                                                                                6.4%
UJA Federation of Greater Washington; 6101 Montrose Road; Rockville, MD  20852           5.5%

Bond Fund
The Duke  Endowment;  100 North Tryon Street,  Suite 3500;  Charlotte,  NC 28202
15.0% Triangle Community Foundation;  P.O. Box 12834; Research Triangle Park, NC
27709 8.3% RosaMary Foundation; 6028 Magazine Street; New Orleans, LA 70118 6.8%

Short-Term Fund
Undisclosed Private Foundation; New York, NY                                            46.2%
Houston Endowment Inc.; 600 Travis, Suite 6400; Houston, TX 77002                       10.2%
East Tennessee Foundation; 550 West Main Street; Knoxville, TN 37902                     5.3%


===============================================================================
                           DISTRIBUTION OF FUND SHARES
===============================================================================

Shares of TIP are distributed by Foundation Advisers, Inc. as a registered branch office of AMT Capital Services, Inc., pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of January 1, 1995 between TIP and AMT Capital Services. The Distribution Agreement requires FAI and AMT Capital Services to use their best efforts on a continuing basis to solicit purchases of shares of TIP. No fees are payable by TIP pursuant to the Distribution Agreement, and FAI and AMT Capital Services bear the expense of their distribution activities. TIP, FAI, and AMT Capital Services have agreed to indemnify one another against certain liabilities.

PURCHASES. TIP reserves the right in its sole discretion to: (1) suspend the offering of shares of any Fund; (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP; and (3) reduce or waive the minimum for initial investments.

REDEMPTIONS. Each Fund may suspend redemption privileges or postpone the date of payment: (1) during any period that TIP is closed; (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the Commission may permit.

Potential In-Kind Redemptions. TIP reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund by making payment in whole or in part in readily marketable securities chosen by TIP which are valued in the same manner as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a member may incur transaction expenses in converting these securities to cash. TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which TIP is obligated to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the period, and is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.


==============================================================
                  SUPPLEMENTAL DISCUSSION OF
==============================================================
      INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

POTENTIAL BENEFITS AND COSTS OF INVESTING IN FOREIGN SECURITIES. Many investors believe that foreign securities are riskier than domestic securities. In some respects, they are right, especially when foreign securities are viewed as stand-alone investments. However, many institutional investors have made major commitments to foreign securities, typically for two reasons: (1) to reduce the volatility of their overall returns (foreign markets and domestic markets tend to rise and fall at different times); and (2) to enhance these returns over the long term. A long-term investment horizon is appropriate because it is dangerous to assume that foundation governing boards, which typically meet on a part-time basis in an environment where consensus comes first, can shift funds profitably between domestic and foreign markets in anticipation of short-term market movements. The safer assumption is that shifts of this sort will not produce profits net of trading costs. In the opinion of TIP's directors, the opportunity to enhance long-term returns by investing in foreign markets lies chiefly in their relative inefficiency: because international money managers have far more companies (and countries) to choose from than do managers investing solely in domestic securities, the potential added value from active portfolio management is higher for international stock portfolios than it is for purely domestic ones. The costs are higher also, not only because management fees and custody costs tend to be higher on international portfolios, but also because foreign governments withhold a portion of the income that foundations earn when investing abroad. Despite these higher costs, the dual benefits of investing in foreign securities - increased diversification and the opportunity to earn higher returns by exploiting valuation inefficiencies in foreign markets - makes a substantial allocation to them worthy of serious consideration by most foundation boards.

PERFORMANCE OBJECTIVES. The TIP Funds seek to outperform their performance benchmarks by different margins (see the table in the section of the Prospectus entitled Highlights). There are two reasons why these margins differ. First, the costs of implementing each Fund's investment policies differs. Second, the efficiency of the markets in which each Fund will primarily invest differs, with the U.S. stock and fixed income markets arguably being the most efficient (in a valuation sense) of all markets in which the Funds will invest. The margin by which each Fund seeks to outperform its performance benchmark thus reflects judgments by TIP's directors of the excess return that a properly diversified, actively managed fund might realistically seek to earn net of the costs that must be incurred in producing this excess return. "Excess return" as used here means the difference between a Fund's total return and the total return of its performance benchmark.


==============================================================
  SUPPLEMENTAL DISCUSSION OF POLICY IMPLEMENTATION AND RISKS
==============================================================

INVESTMENT STRATEGIES

Borrowing. Each Fund may borrow money temporarily from banks when: (1) it is advantageous to do so in order to meet redemption requests; (2) a Fund fails to receive transmitted funds from a member on a timely basis; (3) the custodian of TIP fails to complete delivery of securities sold; or (4) a Fund needs cash to facilitate the settlement of trades made by the Fund. In addition, each Fund may make securities loans or lend securities by engaging in reverse repurchase agreements and/or dollar roll transactions. By engaging in such transactions, a Fund may, in effect, borrow money. Securities may be borrowed under repurchase agreements.

Foreign Currency Exposure. TIP's directors have studied carefully the impact of exchange rate changes on the U.S. dollar value of foreign securities portfolios, and have concluded that the impact of such changes declines dramatically as one's investment time horizon lengthens. This is especially true with respect to foreign stock portfolios, for this reason: global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while it is likely that a sudden 10% decline in the Japanese yen's value in U.S. dollar terms will produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms typically will cause global investors to mark upwards such firms' relative price/earnings or price/book value multiples, albeit with a lag.

Exchange rate movements can produce large losses over short-and even medium-term time horizons, but TIP's directors strongly discourage foundations from investing in foreign securities in pursuit of short-term gains, and they believe that exchange rate movements are essentially a wash over the longer-term time horizons which most global investors properly employ. The logic of this position can be assessed by pondering the implications of the opposite belief: that investors can earn an economic return over the very long term merely by holding certain currencies (i.e., continually rolling over long positions in a given currency or basket of currencies in the spot or futures markets). While there have undeniably been short-term periods when currency exposure per se produced positive real returns (e.g., holding Japanese yen during the five years ending December 1993), global trade and capital flows make it very difficult for the disequilibrium created by massive changes (up or down) in the foreign exchange value of a given currency to persist. Countries whose currencies plummet in value can suffer enormous hardships, as can holders of shares of firms denominated in such currencies, but devaluations ultimately enhance the competitiveness of such countries' private sectors, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.

Foreign Currency Hedging. Each of the Funds may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts primarily to protect against a decrease in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Each of the Funds may at times hedge all or some portion of its currency exchange risk. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described below and in the section of the Prospectus entitled POLICY IMPLEMENTATION AND RISKS. TIP's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies (see TAX CONSIDERATIONS).

Forward Contracts. Sale of currency for dollars under such a contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

Funds may use forward contracts to insulate existing security positions against exchange rate movement ("position hedges") or to insulate proposed transactions against such movement ("transaction hedges"). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

         Primary Risks: The success of currency hedging will depend on the ability of Money Managers to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Fund performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

         Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, not perfect.

         The cost to a Fund of engaging in forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar. Furthermore, neither FAI nor the Money Managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the Fund's portfolio securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an over-the-counter transaction, as will usually be the case, the Fund generally will be exposed to the credit risk of its counterparty. If a Fund enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

Other Hedging Strategies and Tactics. Among the other hedging strategies and tactics that a Fund may employ are interest rate, currency and index swaps, and the purchase or sale of related caps, floors, and collars. Each Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the referenced indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Long/Short Strategies. In the opinion of TIP's and FAI's directors, the U.S. stock market is highly efficient in the valuation sense, and becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets, and regulatory changes. In short, with so many powerful computers and skilled professionals attempting to exploit valuation anomalies among U.S. stocks, it is becoming increasingly difficult to outperform market averages. This is one reason why the U.S. Equity Fund seeks to outperform its performance benchmark by a narrower margin than TIP's international equity funds seek to outperform theirs. It is also the reason that TIP's directors have authorized the U.S. Equity Fund to employ so-called long/short investment strategies: strategies entailing the construction of a portfolio comprising long positions in stocks which the Money Manager supervising it perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks that the Money Manager perceives as overvalued. Because the long and short subportfolios offset or neutralize each other, long/short strategies are sometimes referred to as "market neutral" strategies.

Long  versus  Short  Positions.  As  noted  in The  New  Stock
Market, an excellent treatise on stock investing written by Diana Harrington, Frank Fabozzi, and Russell Fogler (Probus
Publishing, 1990):

         There are two ways to make money [in the stock market]: buy low and sell high, or sell high and buy low. A short sale is the latter. Suppose you forecast that a stock's price will drop. If you do not own any of it, you can profit from your forecast by borrowing some shares, selling them, and buying them back later at the lower price. Your broker helps you by borrowing stock from an investor who owns the stock and giving them your IOU. The borrowed stock is sold, and you are given the proceeds. Later, when you [close out the position], the transaction is reversed. In the meantime, you must pay any dividends declared by the company plus a fee for borrowing the stock.

Rationale for Strategy. From a foundation investor's viewpoint, the rationale for using long/short strategies is simply stated: if you believe that skilled active managers can identify stocks that are likely to outperform market averages (undervalued issues), then is it not also logical to assume that skilled active managers can also identify stocks that are likely to underperform market averages (overvalued issues)? It is precisely this assumption - that skilled money managers can indeed identify overvalued stocks - that animates a major trend in institutional investing in the 1990s: the tendency of sophisticated institutional investors (including several of the foundation and endowment officers who serve on the TIP or FAI boards) to permit the money managers they employ to "short" stocks on a highly selective, carefully controlled basis. In an increasingly efficient market, "short" sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities. Indeed, one of the chief reasons why it is becoming increasingly difficult to outperform the U.S. stock market is that long/short strategies, while still unconventional, are becoming increasingly popular among the large institutions that dominate the U.S. stock market. Outperforming broad market averages without using long/short strategies remains feasible, of course, but in the opinion of TIP's directors the advantages of allocating a defined portion (zero to 30%) of the U.S. Equity Fund to such strategies outweigh the risks (discussed immediately below). TIP's other Funds do not currently employ long/short or pure short-selling strategies, but are authorized to do so by the TIP Prospectus.

         Primary Risks: As discussed in detail in the TIP Prospectus, the risks of shorting securities are distinctly different from the risks of holding only long positions. Given the restrictions to which managers employing long/short strategies on behalf of TIP are subject, however, foundations investing in TIP's U.S. Equity Fund are not exposed to the type of risk typically associated with short sales techniques - the risk of losing all of the capital they have invested as a result of a stratospheric increase in the value of a single security (or indeed the stock market generally). As is true of the other institutions employing long/short strategies with which the TIP and FAI directors are associated, TIP employs several safeguards to control the risks of such strategies: (1) any long/short portfolios constructed on the Fund's behalf must comprise an approximately equivalent dollar amount of long and short positions in a diversified list of issues, and must be overlaid with long positions in stock index futures contracts, thus limiting potential losses on the short positions caused by a rise in stock prices generally; and (2) the TIP Prospectus states that the dollar size of a short position in a single stock may not represent more than 3% of the U.S. Equity Fund's net assets.

Securities Lending. As part of its continuing effort to make available to all eligible foundations investment strategies and tactics to which they might otherwise lack access, TIP avails itself of an opportunity created by the increasingly widespread use of the same short-selling techniques that TIP itself employs: lending portfolio securities to investors who need to borrow them in order to implement long/short (or pure short) strategies. While most large foundations have active securities lending programs in place, many foundations do not. According to the 1993 Community Foundation Investment Report (published jointly by the Council on Foundations and the Community Foundation Fiscal and Administrative Officer's Group), less than 2% of community foundations engage in securities lending.

Through its custodial bank, and subject to strict guidelines summarized below and in the TIP Prospectus, TIP actively lends the securities held in all of its Funds. The incremental income from such lending activities varies from Fund to Fund, with U.S. securities typically commanding much narrower lending "spreads" (according to Kohlberg and Associates, average lending income might approximate 0.02% to 0.05% per annum) than foreign securities (0.15% to 0.75% per annum). These differences stem primarily from the far greater availability of lendable U.S. securities in relation to borrowing demand than exists in non-U.S. markets.

Each Fund is authorized to lend securities from its investment portfolios, with a value not exceeding 331/3% of its total assets (including collateral received in connection with any loans), to banks, brokers, and other financial institutions if it receives collateral in cash, U.S. Government securities, or irrevocable bank stand-by letters of credit maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The loans will be terminable at any time by TIP and the relevant Fund will then receive the loaned securities within five days. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

INVESTMENT TACTICS

Dollar Roll Transactions. "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty GNMA certificates or other mortgage-backed securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. A Fund will not use such transactions for leverage purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls are similar to reverse repurchase agreements because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund may forego the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's entry into the dollar roll.

         Primary Risks: The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Repurchase and Reverse Repurchase Agreements. When participating in repurchase agreements, a Fund buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

When participating in reverse repurchase agreements, a Fund sells U.S. Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the Fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. TIP will maintain for each Fund a segregated custodial account containing cash, U.S. Government securities, or other appropriate assets having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings.

In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. FAI and the Money Managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks.

         Primary Risks: The use of repurchase agreements involves certain risks. For example, if the seller in the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon their disposition. If the seller in the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While TIP's management acknowledges these risks, it is expected that they can be mitigated through stringent security selection criteria and careful monitoring procedures.

TYPES OF INVESTMENTS. The different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the section of the Prospectus entitled POLICY IMPLEMENTATION AND RISKS - Types of Investments. Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below.

Debt Securities

Bank Obligations. TIP limits its investments in U.S. bank obligations to obligations of U.S. banks that in FAI's or
the    Money    Managers'     opinions    meet     sufficient
creditworthiness criteria. TIP limits its investments in foreign bank obligations to obligations of foreign banks
(including U.S. branches of foreign banks) that, in the opinion of FAI or the Money Managers, are of an investment quality comparable to obligations of U.S. banks in which each Fund may invest.

Corporate Debt Securities. Corporate debt securities of domestic and foreign issuers include such instruments as corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. As described in TIP's Prospectus, the Funds will invest only in those securities that are rated at least "BBB" by S&P or "Baa" by Moody's or determined by FAI or the Money Managers to be of similar creditworthiness. Bonds rated in these categories are generally described as investment-grade debt obligations with a very strong capacity to pay principal and interest on a timely basis.

Currency-Indexed Notes. Each Fund may purchase a currency-indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rate between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable a Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive market rate of return. Each Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

Foreign Government and International and Supranational Agency Debt Securities. Obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include the International Bank for Reconstruction and Development ("World Bank"), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development, and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Loan Participations. A loan participation is an interest in a loan to a U.S. corporation (the "corporate borrower") which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a Fund may invest. Any participation purchased by a Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

         Primary Risks: Because the bank issuing a loan participation does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due, the Fund could be subject to delays, expenses, and risks which are greater than those which would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Moreover, under the terms of the loan participation, the purchasing Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a Fund will be treated as illiquid, until the board of directors determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value, as determined by procedures approved by the board of directors.

Mortgage-Backed Debt Securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities (the "Underlying Assets"). In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities. Mortgage-backed securities may take a variety of forms, but the two most common are mortgage pass-through securities, which represent ownership interests in the Underlying Assets, and collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by the Underlying Assets.

Certain mortgaged-backed securities are issued that represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities ("MBS"), often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Underlying Assets may cause the MBS to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of an MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of an MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of the MBS until all other classes having an earlier stated maturity have been paid in full.

Mortgage-backed securities are often backed by a pool of Underlying Assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on Underlying Assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the Underlying Assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each Fund will, consistent with its investment objectives, policies, and quality standards, consider whether such investments would be appropriate.

The duration of a mortgage-backed security, for purposes of a Fund's average duration restrictions, will be computed based upon the expected average life of that security.

         Primary Risks: Prepayments on securitized assets such as mortgages, automobile loans, and credit card receivables ("Securitized Assets") generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Some forms of asset-backed securities are relatively new forms of investments. Although each Fund will only invest in asset-backed securities believed to be liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

Municipal Debt Securities. Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

Municipal obligations can have floating, variable, or fixed rates. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit a Fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which are issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Fund's quality standards, FAI and the Money Managers will look at the creditworthiness of the party providing the right to sell and will consider the quality of the obligation itself.

Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects. Distributions of a Fund which are derived from interest on municipal securities will be taxable to Members in the same manner as distributions derived from interest on taxable debt securities.

Other Foreign Currency Exchange-Related Securities. Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. FAI or the Money Managers base their decisions for a Fund to invest in any foreign currency exchange-related securities that may be offered in the future on the same general criteria applicable to the Adviser's or Money Manager's decision for such Fund to invest in any debt security, including the Fund's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to FAI's or the Money Manager's analysis of interest rates, issuer risk, and other factors.


Securities Denominated in Multi-National Currency Units or More than One Currency. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), the value of which is based on a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. FAI and the Money Managers do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations.

U.S. Treasury and U.S. Government Agency Securities. U.S. Government securities include instruments issued by the U.S. Treasury, including bills, notes, and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuance. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities

Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and generally are not transferable, nor are they rated ordinarily by either Moody's or S&P.

Zero Coupon Securities and Custodial Receipts. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and the receipts for their underlying principal (the "coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities law purposes, in their opinion, purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holders of the underlying U.S. Treasury securities.

Recently, the U.S. Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as OSeparate Trading of Registered Interest and Principal of Securities' ("STRIPS"). Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


Derivative Securities

Futures Contracts. Each Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed income securities or foreign currencies, or based on financial indices including any index of common stocks, U.S. Government securities, foreign government securities, or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund will enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA-modified pass-through mortgage-backed securities, and three-month U.S. Treasury Bills. Each Fund also may enter into futures contracts based on securities that would be eligible investments for such Fund and denominated in currencies other than the U.S. dollar.

Futures contracts may be used in a number of different contexts. For example, futures contracts on the S&P 500 might be sold by a Money Manager holding a portfolio of equity securities which anticipates a near-term market decline and wishes to obtain prompt protection pending an orderly portfolio liquidation. In the event that the decline occurs, gains on the futures contract will tend to offset the loss on the portfolio; if the Money Manager is wrong and the market rises, the loss on the futures contract will tend to offset gains the portfolio would otherwise earn.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of Ovariation marginO generally will be required, a process known as "marking to the market." Each day the Fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

         Primary Risks: Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors' obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than to enter into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends still may not result in a successful transaction.

         Although TIP believes that use of such contracts and options thereon will benefit the Funds, if predictions about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a Fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the Fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the Fund may have to sell assets at a time when it may be disadvantageous to do so.

         A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract at a satisfactory price, the Fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a Fund has sold and is unable to close out, the Fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

         Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the country of the underlying currency.

Options on Foreign Currencies. Each Fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, to sell at a future date a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

         Primary Risks: As in the case of other types of options, the benefit to a Fund from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

         Each Fund may write options on foreign currencies for hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, instead of purchasing a put option, it could write a call option on the relevant currency. If the expected decline occurs, it is likely that the option will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which a Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a U.S. Treasury Bond futures contract to hedge its portfolio against the risk of rising interest rates.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Regulations of the CFTC applicable to the Funds require that all of a Fund's futures and options on futures transactions constitute bona fide hedging transactions, except that a transaction need not constitute a bona fide hedging transaction and may be entered into for other purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would not exceed 5% of the value of the Fund's total assets.

         Primary Risks: The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in FAI's or the Money Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.

Options on Securities. Each Fund also may enter into closing sale transactions with respect to options it has purchased. A put option on a security grants the holder the right, but not the obligation, at a future date to sell the security to its counterparty at a predetermined price. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase at a future date the security underlying the option at a predetermined price. A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or securities it intends to purchase. If such Fund purchased a put option and the value of the security in fact declined below the strike price of the option, such Fund would have the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction), and consequently would protect itself against any further decrease in the value of the security during the term of the option.

Conversely, if FAI or a Money Manager anticipates that a security it intends to acquire will increase in value, it might cause a Fund to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the benefit to the Fund will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security fell instead of rose, the Fund would have foregone a portion of the benefit of the decreased price of the security in the amount of the option premium and the related transaction costs. A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on securities. Options on securities indices are similar to options on securities except that the options reflect the change in price of a group of securities rather than that of an individual security and the exercise of options on securities indices is settled in cash rather than by delivery of the securities comprising the index underlying the option. Transactions by a Fund in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade, or other trading facilities on which the options are traded.

The Funds will write only "covered" options. An option is covered if, so long as a Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations.

         Primary Risks: The writer of an option receives a premium that it retains regardless of whether the option is exercised. The purchaser of a call option has the right, for a specified period of time, to purchase the securities or currency subject to the option at a specified price (the "exercise price"). By writing a call option, the writer becomes obligated during the term of the option, upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. The writer of a call option also loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

         Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of a put option is obligated during the term of the option, upon exercise of the option, to purchase securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value.

         Each Fund may purchase and sell both exchange-traded and OTC options. Currently, although many options on equity securities and options on currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market. The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         An exchange-traded option position may be closed out only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a Fund, or trading in such options might be limited or halted by the exchange on which the option is trading, in which case it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option which the Fund has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

         Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Funds will only purchase options from dealers determined to be creditworthy.

         Exchange-traded options generally have a continuous liquid market whereas OTC options may not have one. Consequently, a Fund generally will be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. Although a Fund will enter into OTC options only with dealers who agree to enter into, and who are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by a Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it has written, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available generally is representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets which cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be at a disadvantage by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         As described above, a Fund may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Fund will benefit from that increase but only to the extent that the increase exceeds the premium paid plus related transaction costs. If the anticipated rise does not occur or if it does not exceed the amount of the premium plus related transaction costs, the Fund will bear the expense of purchasing the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Fund obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options plus transaction costs.

         Each Fund also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Fund the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the underlying currency's or security's market price below the exercise price. This right limits the Fund's losses from the currency's or security's possible decline in value below the exercise price of the option to the premium paid for the option plus related transaction costs. If the market price of the currency or the Fund's securities should increase, however, the profit that the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option plus transaction costs.

         The value of an option position will reflect, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of FAI or the Money Managers to forecast the direction of price fluctuations in the underlying currency or securities market.

         Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currency at the time the options are written. Options purchased by a Fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid plus related transaction costs. If an option purchased by any Fund is in-the-money prior to its expiration date, unless the Fund exercises the option or enters into a closing transaction with respect to that position, the Fund will not realize any gain on its option position.

         A Fund's activities in the options market may result in higher portfolio turnover rates and additional brokerage costs. Nevertheless, the Fund also may save on commissions and transaction costs by hedging through such activities rather than by buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

Other Investments

Foreign Securities. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than have United States markets, and securities of many foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly-available information about certain foreign companies than about domestic companies. Generally there is less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations which may have an impact on currency exchange rates, and there are possibilities of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Funds will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since the Funds' investment objectives are to seek long-term capital appreciation and any income should be considered incidental.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks generally are not subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

Illiquid Securities. The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it generally will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by such Fund, the market value of the underlying securities covered by OTC call options currently outstanding that have been sold by such Fund, and margin deposits on such Fund's existing OTC options on futures contracts exceed 15% of the net assets of such Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. This policy as to OTC options is not a fundamental policy of the Funds and may be amended by the directors of TIP without the approval of TIP's or a Fund's members. However, TIP will not change or modify this policy prior to a change or modification by the Commission staff of its position.

Warrants. So long as it remains a policy of the State of Texas, a Fund's investment in warrants, taken at the lower of cost or market value, may not exceed 5% of the Fund's net assets. Not more than 2% of a Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchange.


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                      FUND TRANSACTIONS
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The  debt  securities  in  which  TIP  invests  are  traded   primarily  in  the
over-the-counter market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the
issuer.  The  cost  of  securities  purchased  from  underwriters   includes  an
underwriting commission or concession. Debt securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions will consist primarily of dealer spreads. In the markets in which a Fund buys and sells its assets and depending upon the size of the transactions it will execute, the spread between the bid and asked price of a security is typically below 1/32 of 1% of the value of the transaction, and often is much less. The spread is not included in the expenses of a Fund and therefore is not subject to the expenses cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of each such transaction, will decrease the total return of the Fund. However, a Fund will buy one asset and sell another only if FAI or the Money Managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the Fund's total return.

Since costs associated with transactions in foreign securities are generally higher than costs associated with transactions in domestic securities, the operating expense ratios of these Funds can be expected to be higher than that of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions is usually made by a Money Manager. Subject to specific directions from TIP or FAI, in executing portfolio transactions and selecting brokers or dealers the principal objective is to seek the best overall terms available to the Fund. Securities ordinarily will be purchased in their primary markets, and a Money Manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, FAI and the Money Managers are authorized to consider the "brokerage and research services" [as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934] provided to the Funds, FAI, or to the Money Manager. FAI and the Money Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. TIP, FAI, or the Money Manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which FAI or the Money Manager exercises investment discretion.

The Funds paid brokerage commissions as follows:

============================================================================================================================

                                                             1/1/97-D                1/1/96-D               1/1/95-D
                                                             12/31/97              12/31/96               12/31/95

TIFF Multi-Asset Fund                                          $1,062,969               $519,532              $168,881 *
TIFF International Equity Fund                                   $351,419               $449,353              $416,390
TIFF Emerging Markets Fund                                       $376,009               $408,836              $370,320
TIFF U.S. Equity Fund                                            $355,548               $214,787              $148,197

* Partial period from inception of Fund (3/31/95).



                               TAX CONSIDERATIONS
=============================================================================

The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify for annually and elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a Fund must, among other things: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement"); (2) derive less than 30% of its gross income each taxable year from sales or other dispositions of certain assets, namely: (a) securities; (b) options, futures, and forward contracts (other than those on foreign currencies); and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); (3) diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs); and (4) distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures, and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed to the Fund at corporate rates. For each taxable year that the Fund qualifies as a RIC, it generally will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its Members. In addition, to avoid a nondeductible 4% federal excise tax, the Fund must distribute during each calendar year at least 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, at least 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. Each Fund intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional shares of the Fund unless a Member requests such distributions to be paid in cash. The 30% Limitation may require that a Fund defer closing out certain positions beyond the time when it otherwise would be advantageous to do so, in order not to be disqualified as a RIC. Each Fund will monitor its compliance with all of the rules set forth in the preceding paragraph.

TAX TREATMENT OF DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to the Fund's Members as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable in computing a Member's federal income tax liability). Distributions of any net capital gains designated by the Fund as capital gain dividends will be taxable to the Members as long-term capital gains, regardless of how long they have held their Fund shares, and are not eligible for the corporate dividends-received deduction. Members receiving distributions in the form of additional shares, rather than cash, generally will have a cash basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital which is applied against and reduces the Member's basis in its Fund shares. To the extent that the amount of any such distribution exceeds the Member's basis in its Fund shares, the excess will be treated as gain from a sale or exchange of the shares. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Members in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Fund will inform Members of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

TAX TREATMENT OF SHARE SALES. Upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Member generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Member's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the Member on a disposition of Fund shares held by the Member for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the Member with respect to such shares.

TAX TREATMENT OF ZERO COUPON SECURITIES. Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

TAX TREATMENT OF HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to that Code section, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a Fund may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the Fund's actual holding period for the contract. Also, a section 1256 contract held by a Fund at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gains or losses (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

The hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the tax year in which such losses are realized. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations pertaining to the straddle rules have been implemented, the tax consequences to the Funds for engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Members.

A Fund may make one or more of the elections available under the Code that are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under some of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Fund income distributed to Members and taxed to them as ordinary income or long-term capital gains may be greater or lesser as compared to the amount distributed by a fund that did not engage in such hedging transactions.

TAX TREATMENT OF SHORT SALES. A Fund will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, a Fund's holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. The 30% limitation and the distribution requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in short sales and transactions in options, futures and forward contracts.

TAX TREATMENT OF PARTNERSHIP INVESTMENTS. The current position of the Internal Revenue Service generally is to treat a RIC, i.e., each Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner in applying the Qualifying Income Requirement, the 30% Limitation, and the asset diversification requirements which, as described above, each Fund must satisfy to qualify as a RIC. These requirements may limit the extent to which the Funds may invest in partnerships, especially in the case of partnerships which do not primarily invest in a diversified portfolio of stocks and securities.

TAX TREATMENT OF FOREIGN CURRENCY-RELATED TRANSACTIONS. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or payables denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such payables, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to Members as ordinary income.

TAX TREATMENT OF PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any tax year of the Fund, other than the tax year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the tax year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Members.

Each Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, a Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Other elections may become available to the Funds that would provide alternative tax treatment for investments in foreign investment companies.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's Members the amount of foreign taxes paid by the Fund. Pursuant to this election, a Member will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each Member will be notified within 60 days after the close of the Fund's tax year whether the foreign taxes paid by the Fund will "pass through" for that year. With the possible exceptions of the Multi-Asset, International Equity, and Emerging Markets Funds, it is not anticipated that the Funds will be eligible to make this "pass-through" election. If a Fund is not eligible to make the election to "pass through" to its Members its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Member's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its Members. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds. Members who are not liable for federal income taxes other than the excise tax applicable to the net investment income of private foundations will not be affected by any such "pass through" of foreign tax credits.

DEBT-FINANCED SHARES. If a Member that generally is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of Fund shares, the shares may be treated as "debt-financed property" under the Code. In such event, part of all of any income or gain derived from the Member's investment in those shares could constitute "unrelated business taxable income." Unrelated business taxable income in excess of $1000 in any year is taxable and will require a Member to file a federal income tax return on Form 990-T.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all amounts distributed, or deemed to be distributed as a result of the automatic reinvestment by the Fund of its income and gains in additional shares of the Fund, and all redemption payments made to Members who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a Member's U.S. federal income tax liability. Corporate Members and certain other Members (including organizations exempt from federal income taxation under Code section 501(a)) are exempt from such backup withholding.

OTHER TAX CONSIDERATIONS. A Fund may be subject to state, local, or foreign taxes in any jurisdiction in which the Fund may be deemed to be doing business. In addition, Members of a Fund may be subject to state, local, or foreign taxes on distributions from the Fund. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation. Members should consult their own tax advisers concerning the particular tax consequences to them of an investment in the Funds.


==============================================================
                      MEMBER INFORMATION
==============================================================

MEMBER ACCOUNT RECORDS. Investors Bank & Trust Company ("IBT"), TIP's Transfer Agent, maintains an account for each member upon which the registration and transfer of shares are recorded, and any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular Fund normally will not be issued to Members. Written confirmations of purchases or redemptions are mailed to each Member. Members also receive via mail monthly statements of account, which reflect shares purchased as a result of a reinvestment of Fund distributions.

REQUESTS THAT MUST BE IN WRITING. The Transfer Agent will require that a Member provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions, telephone privileges, etc. TIP, FAI, AMT Capital Services, and the Transfer Agent will not be responsible for confirming the validity of written or telephonic requests.

EXCHANGE PRIVILEGE. Shares of each Fund may be exchanged for shares of any other Fund. Because an exchange is a redemption out of one Fund and a purchase into another, the applicable entry and exit fees for purchases and redemptions will apply to exchanges. Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. There is not a sales commission or charge of any kind. Before making an exchange, a Member should consider the investment objectives of the Fund to be purchased.

Exchange Procedures. Exchange requests may be made either by mail or telephone and should be directed to FAI or the Transfer Agent. Telephone exchanges will be accepted only if the shares to be exchanged are held by the Fund for the account of the shareholder and the registrations of the two accounts are identical. Telephone requests for exchanges received prior to 4:00 p.m. (Eastern time) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Telephone exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the board of directors to ensure that such exchanges do not disadvantage TIP and its Members.

Tax Treatment of Exchanges. For federal income tax purposes an exchange between Funds is a taxable event and, accordingly, a capital gain or loss may be realized. Members may want to consult their tax advisers for further information in this regard. The exchange privilege may be modified or terminated at any time.

PROCEDURES FOR INVESTING THROUGH TIP. TIP has been designed so that foundations may contact FAI with all questions and requests regarding their membership and investment in TIP.

Initial Investment. Foundations seeking to invest through TIP are asked to complete an Account Application. The completed Application is submitted to FAI and AMT Capital Services for review (so that FAI may verify the foundationOs eligibility for membership). FAI will contact the foundation immediately if there is a question about eligibility, if the application is incomplete, or if for any other reason the account cannot be established by the initial investment date specified by the foundation on the Application. Funds should be wired by the foundation and received by Investors Bank & Trust Company on the specified initial investment date. Detailed wiring instructions are provided on the Account Application.

Subsequent Investments. In many cases, foundations may make additional purchases in existing TIP accounts or increase the number of TIP Funds in which they invest by contacting FAI by phone. To ensure that the transaction can occur on the date preferred by the foundation, FAI should be provided with as much advance notice as possible. Under certain circumstances, FAI or AMT Capital Services may ask a member foundation to verify or supplement the information in the Account Application that is on file.

In-Kind Purchases. Shares of the TIP Funds are normally issued for cash only. In-kind purchases are accepted only when the securities being acquired meet the following criteria: (1) are consistent with the investment objectives and policies of the acquiring TIP Fund; (2) are acquired for investment purposes (not for resale); (3) are not restricted as to transfer either by law or market liquidity; and (4) can be readily valued (e.g., listed on a recognized exchange).


==============================================================================
                         CALCULATION OF PERFORMANCE DATA
==============================================================================

TIP may, from time to time, include the yield and total return of a Fund in reports to members or prospective investors. Quotations of yield for a Fund of TIP will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the
Commission:

                YIELD = 2 x { [ ((a -D b) / (c x d)) + 1]6 -D 1 }

Where:          a        =      dividends and interest earned during the period;
                b        =      expenses accrued for the period (net
                                of reimbursements);
                c        =      the  average  daily  number of Shares of a Fund
                                outstanding  during the period  that were
                                entitled to receive dividends; and
                d        =      the maximum offering price per share on the
                                last day of the period.

The yield as defined above for the Funds for the 30-day period ended December 31, 1997 were as follows:

         U.S. Equity Fund  1.0%
         Bond Fund         5.8%
         Short-Term Fund   5.3%

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund of TIP over periods of 1, 5, and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the
Commission:

                                 P(1 + T)n = ERV

Where:          P        =       a hypothetical initial payment of $1,000;
                T        =       the average annual total return;
                n        =       the number of years; and
                ERV      =       the ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

The total return calculations as defined above for the Funds for the year ended December 31, 1997 are as follows:


                                                12 Months Ended               Annualized
                                                   12/31/97                 since Inception          Inception

         Multi-Asset Fund                            5.5%                        12.4%                3/31/95
         International Equity Fund                  0.09%                         7.5%                5/31/94
         Emerging Markets Fund                      -0.4%                        -3.8%                5/31/94
         U.S. Equity Fund                           33.0%                        25.9%                5/31/94
         Bond Fund                                   9.4%                         8.6%                5/31/94
         Short-Term Fund                             5.3%                         5.6%                5/31/94


TIP may also, from time to time, compare its Funds' returns and expense ratios to relevant market indices and manager or mutual fund averages, such as those reported by Morningstar, Lipper Analytical Services, Valueline, or other similar services.

When comparing the costs of investing through TIP to the costs of investing elsewhere, foundations should consider the total costs of investing elsewhere - not merely a subset thereof. For example, when comparing the costs of investing through TIP to the costs of investing the same dollar amount through a Money Manager via a separate account, it is important to add to that Money Manager's fees all costs of maintaining the separate account, including relevant custody, accounting, and audit fees.

Indeed, even though their large asset bases enable them to employ Money Managers with high separate account minimums, many large institutions (including several foundations represented on the boards of TIP and FAI) voluntarily elect to invest through funds managed by these same advisors in order to reduce their custody, accounting, and audit costs. With respect to accounting costs in particular, through the use of statements and reports geared specifically to the needs of its member foundations, TIP seeks to reduce both the complexity and the costs of complying with relevant state and federal reporting requirements. In addition, foundations investing through TIP benefit from a feature common to all mutual funds: complete automation of the process by which the Money Managers, custodians, and other vendors employed by TIP are compensated for services rendered to TIP's Members. Pursuant to procedures mandated by either governmental authorities or the Funds' independent accountant, the Funds' Custodian incorporates into its daily calculation of the net asset value per share of each TIP Fund estimated fees paid or owed (i.e., accrued) to vendors employed by the Fund. Thus, on any given day, the reported market value of a participating foundation's shares in a given TIP Fund (i.e., the number of shares the foundation owns times the net asset value per share computed as of the prior day's close) reflects the foundation's costs of investing in that Fund. As a corollary, the performance of each TIP Fund (as reported in the monthly statements each member foundation receives and in TIP's quarterly updates) also reflects the costs of investing in it.


==============================================================
               DETERMINATION OF NET ASSET VALUE
==============================================================

BUSINESS DAYS. Currently, there are eleven holidays during the year which are not Business Days: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas. TIP will not accept purchase or redemption orders on these holidays.

EQUITY FUNDS. The net asset value per share is determined by dividing the total market value of each Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined as of the normal close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the NYSE is open for business.

BOND AND SHORT-TERM FUNDS. The net asset value per share of each Fund is determined by adding the market values of all the assets of the Fund, subtracting all of the Fund's liabilities, dividing by the number of shares outstanding, and adjusting to the nearest cent. The net asset value is calculated by TIP's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day.

METHODS USED TO CALCULATE INDIVIDUAL SECURITIES' VALUE. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time at which such securities are valued. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies (except for the Royal currencies of the United Kingdom, Ireland, European Currency Units, Australia, and New Zealand) are converted into U.S. dollars at the bid price of such currencies against U.S. dollars as provided by an independent pricing vendor. The Royal currencies are converted at the ask price. All Fund securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price. Deposits and repurchase agreements are valued at their cost plus accrued interest unless FAI or the Money Manager whose segment of a Fund owns them determines in good faith, under procedures established by and under the general supervision of TIP's board of directors, that such value does not approximate the fair value of such assets. Positions (e.g., futures and options) listed or traded on an exchange are valued at their last sale price on that exchange or, if there were no sales that day for a particular position, that position is valued at the closing bid price. Unlisted securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. The value of other assets will be determined in good faith by FAI (or the Money Manager whose segment of the Fund owns them) at fair value under procedures established by and under the general supervision of TIP's board of directors.


==============================================================
                 ADDITIONAL SERVICE PROVIDERS
==============================================================

SERVICE PROVIDER SELECTION CRITERIA. Consistent with their Mission of helping foundations exploit the economies of scale inherent in many aspects of investing, TIP and FAI rely heavily on outside vendors to perform most functions that their directors deem delegable. TIP's fund administrator, custodian, transfer agent, independent accountant, and legal counsel were selected by TIP's board of directors from a nationwide pool of qualified candidates based on the following criteria: (1) corporate goals and cultures that are consistent with TIP's Mission and Credo; (2) qualified, well-trained, motivated personnel at all levels of the organization; (3) a demonstrated commitment to providing high quality services at competitive prices; and (4) a demonstrated mastery of the regulatory environment in which they and their clients are operating.

CUSTODIAN, FUND ACCOUNTING AGENT, TRANSFER AGENT, REGISTRAR, AND DISTRIBUTION DISBURSING AGENT. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, serves as custodian of the Funds' assets, fund accounting agent, transfer agent, registrar, and dividend disbursing agent for the Funds. As custodian, IBT may employ sub-custodians outside the United States which are approved by TIP's board of directors. A profile of IBT is provided in Appendix B of the Prospectus.

LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, is legal counsel to TIP, for which it is compensated directly by TIP.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent auditor for TIP. Members receive unaudited semi-annual financial statements; the annual financial statements which Members receive are audited by Price Waterhouse LLP. Members may also receive additional reports concerning the Funds or their Money Managers from FAI.